UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐ ☒ ☐ ☐	Preliminary Proxy Statement Definitive Proxy Statement Definitive Additional Materials Soliciting Material Under Rule 14a-12	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

FRONTIER COMMUNICATIONS CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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401 Merritt 7, Norwalk, CT 06851 (203) 614-5600

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

VIRTUAL MEETING OF STOCKHOLDERS VIA LIVE WEBCAST

Time and Date:	10:00 a.m., Eastern Time, on May 10, 2017

Items of Business:	• To elect 10 directors;

• To consider and vote upon an advisory proposal to approve executive compensation;

• To consider and vote upon an advisory proposal on the frequency of the executive compensation proposal;

• To approve a proposal to adopt Frontier’s 2017 Equity Incentive Plan;

•   To approve a proposal to adopt an amendment to Frontier’s Restated Certificate of Incorporation to: (i) effect a reverse stock split of the issued shares of Frontier common stock, at a reverse stock split ratio of not less than 1-for-10 and not more than 1-for-25, and to reduce the total number of shares of common stock that Frontier is authorized to issue from 1,750,000,000 to 175,000,000;

• To ratify the selection of KPMG LLP as our independent registered public accounting firm for 2017; and

• To transact any other business that may properly be brought before the meeting or any adjournment or postponement of the meeting.

Record Date:	Stockholders of record at the close of business on March 13, 2017 are entitled to vote at the meeting or any adjournments or postponements thereof.

Your vote is very important. On or about March 28, 2017, we mailed a Notice of Internet Availability of Proxy Materials (the Notice). The Notice includes instructions on how to access our Proxy Statement and 2016 Annual Report and vote online. Stockholders who received a printed copy of our proxy materials may also vote by mail by signing, dating and returning the proxy card in the envelope provided. Voting now will not limit your right to change your vote or participate in the meeting.

This year’s Annual Meeting will be a virtual meeting, which means that you will be able to participate in the Annual Meeting via live webcast by visiting www.virtualshareholdermeeting.com/FTR2017. Because the Annual Meeting this year is virtual and being conducted electronically, stockholders will not be able to attend the Annual Meeting in person.

By Order of the Board of Directors

Mark D. Nielsen

Executive Vice President and Chief Legal Officer

March 28, 2017

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Stockholders to be held on May 10, 2017.

The Proxy Statement and 2016 Annual Report are available at www.proxyvote.com.

PROXY SUMMARY

PROXY SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement about Frontier Communications Corporation. You should read the entire Proxy Statement carefully before voting.

2017 Annual Meeting

Date May 10, 2017	Time 10:00 a.m., Eastern Time
Record Date March 13, 2017	Via the internet www.virtualshareholdermeeting.com/FTR2017

Meeting Agenda and Voting Matters

Proposal	Board Vote Recommendation	Page Reference (for more information)
Item 1– Election of Directors	FOR each nominee	12
Item 2– Advisory Vote to Approve Executive Compensation (Say-on-Pay)	FOR	54
Item 3– Advisory Vote on the Frequency of Compensation Proposal (Say-on-Frequency)	FOR	55
Item 4– Vote to Approve Frontier’s 2017 Equity Incentive Plan	FOR	56
Item 5– Vote to Approve Amendment to Certificate of Incorporation To Effect Reverse Stock Split and Reduction of the Authorized Number of Shares of Common Stock	FOR	67
Item 6– Ratification of Selection of Independent Registered Public Accounting Firm	FOR	76

Director Nominees

Name/Age*	Independent	Director Since	Occupation/Career Highlights	Committee Membership
Leroy T. Barnes, Jr., 65	Yes	2005	Retired, Vice President and Treasurer, PG&E Corp.	Audit Retirement Plan (Chair)
Peter C.B. Bynoe, 66	Yes	2007	Managing Director, Equity Group Investments	Compensation Nom. and Corp. Gov. (Chair)
Diana S. Ferguson, 53	Yes	2014	Principal, Scarlett Investments, LLC	Audit Nom. and Corp. Gov.
Edward Fraioli, 70	Yes	2010	Retired, Partner, Ernst & Young	Audit (Chair) Retirement Plan
Daniel J. McCarthy, 52	No	2014	President and CEO, Frontier Communications
Pamela D.A. Reeve (Chairman), 67	Yes	2010	Retired, President and CEO, Lightbridge, Inc.
Virginia P. Ruesterholz, 55	Yes	2013	Retired, Executive Vice President, Verizon Communications	Compensation (Chair) Retirement Plan
Howard L. Schrott, 62	Yes	2005	Principal, Schrott Consulting	Audit Nom. and Corp. Gov.
Mark Shapiro, 47	Yes	2010	Co-President, WME/IMG	Retirement Plan
Myron A. Wick, III, 73	Yes	2005	Retired, Director General, Hola Television Group	Compensation Nom. and Corp. Gov.
*	Age is as of the date of the Annual Meeting.

Ms. Larraine Segil, who served on the Frontier Board since 2005, is not standing for re-election at our Annual Meeting.

All of our directors attended over 75% of the meetings of the Board and committees on which they served in 2016.

Frontier Communications Corporation	1	2017 Proxy Statement

PROXY SUMMARY

Board Characteristics

We believe that diversity in its many forms, and the breadth of perspective that it brings, enhances the effectiveness of the Board.

Corporate Governance Highlights

The Board is committed to exercising good corporate governance practices. This includes:

✓	All of our directors (other than our CEO) are independent

✓	An independent Chairman of the Board with extensive duties

✓	Each standing committee is composed exclusively of independent directors

✓	Annual elections of all directors (not a staggered Board)

✓	Frequent executive sessions of independent directors

✓	Majority voting for our director elections

✓	Stock ownership guidelines for executive officers and non-management directors

✓	Annual Board and committee self-evaluations

✓	A robust clawback policy

2016 Review

2016 was a year that was both transformational and challenging for Frontier.

On April 1, 2016, we completed the acquisition of Verizon’s wireline properties in California, Texas and Florida for a purchase price of $10.54 billion in cash and assumed debt, which allows us to provide services to residential, commercial and wholesale customers in those areas (the California, Texas and Florida Acquisition). In the past three years, and culminating with the close of the California, Texas and Florida Acquisition, we have more than doubled in size and scale, improved the quality of our assets, substantially diversified our revenue streams and geographic footprint, and expanded the sophistication and attractiveness of our product offerings.

In addition, we implemented a new customer-focused organizational structure in December 2016, which is designed to improve the customer experience, streamline processes and reduce costs. As part of this new organizational structure, we realigned into two groups: consumer sales and commercial sales. This allows us to better serve the different needs of consumer and business customers. Non-customer facing functions such as finance, human resources, marketing, engineering, information technology and communications that had been regionalized were integrated and centralized to support both segments. This eliminated organizational layers, duplicative roles and costs.

Frontier Communications Corporation	2	2017 Proxy Statement

PROXY SUMMARY

During 2016, we paid $493 million in common stock dividends and $214 million in preferred stock dividends, while continuing to invest in the expansion and upgrade of our network and product offerings.

In November 2016, R. Perley McBride became our Executive Vice President and Chief Financial Officer. Mr. McBride has more than 20 years of experience in financial roles in the communications industry, including more than a decade at Frontier earlier in his career.

However, Frontier also faced challenges that negatively impacted revenue and profitability in 2016. As a result, our stock price declined significantly. Despite these challenges, our Board of Directors believes in the future of Frontier as a provider of quality communications services and has utmost confidence in Frontier’s management and its ability to rebuild stockholder value.

Reverse Stock Split and Authorized Share Count Reduction

The Board of Directors has adopted a resolution approving an amendment to our Restated Certificate of Incorporation and is recommending that our stockholders adopt such amendment to (i) effect a reverse stock split of the issued shares of Frontier common stock at a reverse stock split ratio of not less than 1-for-10 and not more than 1-for-25 (the exact reverse stock split ratio to be determined by the Board of Directors), and (ii) reduce the total number of shares of Frontier common stock that Frontier is authorized to issue from 1,750,000,000 to 175,000,000.

The main reasons for proposing the reverse stock split are to increase the trading price for Frontier common stock and to attract a broader investor base. For additional information about this proposal, see page 67.

Executive Compensation

Our Compensation Committee sets executive compensation each year based upon the following philosophy:

Establish clear alignment between the interests of our executives and those of our stockholders by rewarding performance measured by key financial metrics, strategic objectives and relative total stockholder return, and through the use of equity awards, rather than cash, as a significant component of annual compensation.

Reinforce our performance culture for our Named Executive Officers (NEOs) by making a majority of their compensation at risk, i.e., contingent upon achievement of specified company and individual performance goals.

Hire and retain talented executives by having a compensation program that is competitive in relation to comparable companies based on size, overall complexity and the nature of our business.

Ensure company goals are fully aligned throughout the organization. Each year, we establish company-wide goals to achieve Frontier’s business plan for the year. Our NEOs are compensated to the extent they are successful in leading Frontier to achieve these goals for each year.

In light of the challenges we faced in 2016 and the resulting decline in the price of our common stock, Frontier paid no annual cash bonuses for 2016 performance. As in past years, the Compensation Committee elected to grant executives restricted stock awards and performance share awards (but not as replacement for the annual cash bonus), which tie the interests of our executives and our stockholders because the value of these awards will depend on Frontier’s common stock price when the vested and earned shares are sold by such executives.

93.7% of the votes cast on our 2016 Say-On-Pay proposal were in favor of our executive compensation program.

For additional information about our executive compensation practices, see our “Compensation Discussion and Analysis” on page 26.

Frontier believes that our compensation program is a sound reflection of our compensation philosophy and, as such, our Board recommends that stockholders vote FOR our 2017 Say-On-Pay proposal.

Frontier Communications Corporation	3	2017 Proxy Statement

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why did I receive these proxy materials?

This Proxy Statement is being furnished to you in connection with the Board’s solicitation of proxies to be voted at our 2017 Annual Meeting of Stockholders, which is being held on May 10, 2017, at 10:00 a.m., Eastern Time, via the internet at www.virtualshareholdermeeting.com/FTR2017, and at any adjournments thereof (the Annual Meeting).

What is included in our proxy materials?

Our proxy materials, which are available on the Investor Relations page of our website, www.frontier.com, include:

•	Our Notice of Annual Meeting of Stockholders;

•	Our Proxy Statement; and

•	Our 2016 Annual Report to Stockholders

If you received printed versions of these materials by mail (rather than through electronic delivery), these materials also included a proxy card or voting instruction form.

The information on our website is not incorporated herein by reference.

How is Frontier distributing proxy materials?

Under rules adopted by the Securities and Exchange Commission (the SEC), we have elected to furnish the proxy materials to many of our stockholders via the Internet. On or about March 28, 2017, we began mailing to holders of our common stock (other than those who previously requested electronic or paper delivery) a Notice of Internet Availability of Proxy Materials. If you received the Notice, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice instructs you on how to access and review all of the important information contained in the proxy materials. The Notice also instructs you on how you may submit your proxy via the Internet. Stockholders who do not receive the Notice will continue to receive either a paper or electronic copy of our Proxy Statement and 2016 Annual Report, which will be sent on or about March 29, 2017.

If you received a Notice by mail and would like to receive a copy of our proxy materials, follow the instructions (contained in the Notice) regarding how you may request to receive your materials electronically or in printed form on a one-time or ongoing basis. We encourage you to receive all future proxy materials electronically to help us save printing costs and postage fees, as well as natural resources in producing and distributing these materials. If you wish to receive these materials electronically next year, please follow the instructions on the proxy card or on the Investor Relations page of our website, www.frontier.com.

Requests for printed copies of the proxy materials can be made via the Internet at www.proxyvote.com, by telephone at 1-800-579-1639 (or, for callers without touch-tone phones, 1-866-232-3037) or by email at sendmaterial@proxyvote.com by sending a blank email with your control number (the 12 digit identifying number in the box on the Notice) in the subject line.

Frontier Communications Corporation	4	2017 Proxy Statement

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What matters will be voted on at the Annual Meeting?

The following matters are scheduled for vote by stockholders at the Annual Meeting:

1	Elect the 10 nominees named in this Proxy Statement to serve as directors

2	Approve, on an advisory basis, Frontier’s executive compensation

3	Approve, on an advisory basis, the frequency of Frontier’s executive compensation proposal

4	Approve Frontier’s 2017 Equity Incentive Plan

5	Approve the Amendment to Frontier’s Restated Certificate of Incorporation to effect the reverse stock split and a reduction of the authorized number of shares of common stock

6	Ratify the selection of KPMG LLP as Frontier’s independent registered public accounting firm for 2017

7	Transact any other business that may properly be brought at the Annual Meeting or any adjournment or postponement thereof

Who can vote at our Annual Meeting?

You can vote your shares of common stock at our Annual Meeting if you were a stockholder at the close of business on March 13, 2017, the record date for our Annual Meeting. As of March 13, 2017, there were 1,177,978,011 shares of common stock outstanding, with each share entitled to one vote.

How can I participate in the Annual Meeting?

Stockholders may participate in the Annual Meeting virtually via the internet at www.virtualshareholdermeeting.com/FTR2017. In order to vote or submit a question during the meeting, you will need to follow the instructions posted at www.virtualshareholdermeeting.com/FTR2017 and will need the control number provided on your Notice, proxy card or voting instructions. Broadridge Financial Solutions is hosting our virtual annual meeting and, on the date of the Annual Meeting, will be available via telephone at 1-855-449-0991 to answer your questions regarding how to participate in the Annual Meeting virtually via the internet.

What is the quorum requirement for our Annual Meeting?

Holders of a majority of the outstanding shares of common stock entitled to vote must be present or represented by proxy in order for action to be taken at the Annual Meeting. Abstentions and broker non-votes are treated as present for quorum purposes.

Frontier Communications Corporation	5	2017 Proxy Statement

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

How do I vote my shares?

	If you are a stockholder of record	If you hold your shares in street name
By Internet*	www.proxyvote.com	www.proxyvote.com
By Telephone*	1-800-690-6903	If your shares are held of record in the name of a bank, broker or other nominee, follow the voting instructions on the form you receive from your record holder. The availability of Internet and telephone voting will depend on their voting procedures.
By Mail	Return a properly executed and dated proxy card in the pre-paid envelope we have provided.
During the Annual Meeting	To vote virtually via the internet at the meeting, please follow the instructions posted at www.virtualshareholdermeeting.com/
	FTR2017. All proxy cards and ballots must be received by the independent inspector before the polls close at the meeting.	To vote virtually via the internet at the meeting, please follow the instructions posted at www.virtualshareholdermeeting.com/FTR2017. All proxy cards and ballots must be received by the independent inspector before the polls close at the meeting.

*Internet and telephone voting procedures are designed to authenticate stockholder identities, to allow stockholders to give voting instructions and to confirm that stockholders’ instructions have been recorded properly. A control number, located on the Notice and proxy card, will identify stockholders and allow them to vote their shares and confirm that their voting instructions have been properly recorded. Stockholders voting via the Internet or telephone should understand that there may be costs associated with voting via the Internet or telephone, such as usage charges from Internet access providers and telephone companies, which must be borne by the stockholder.

If a stockholder neither returns a signed proxy card, votes via the Internet or by telephone, nor participates in the Annual Meeting and votes via the internet, his or her shares will not be voted.

Can I change my mind after I have voted?

You can revoke your proxy at any time before the Annual Meeting by giving written notice of revocation to our Secretary, at our address stated on the cover page of this Proxy Statement, by executing and delivering a later-dated proxy, either in writing, by telephone or via the Internet, or by participating in the Annual Meeting and voting virtually via the internet at www.virtualshareholdermeeting.com/FTR2017. Participation in the Annual Meeting will not alone constitute revocation of a proxy.

Do I hold my shares as a registered stockholder or in street name?

If your shares of common stock are owned directly in your name, as shown in the records of our transfer agent, Computershare Investor Services, you are considered a registered holder of those shares.

If your shares of common stock are held by a broker, bank or other nominee, you hold those shares in street name. Your broker, bank or other nominee will vote your shares as you direct.

If I hold my shares in street name, does my broker need instructions in order to vote my shares?

If you hold shares of common stock in street name and you do not submit specific voting instructions to your broker, bank or other nominee, how your shares may be voted will depend on the type of proposal. Brokers, banks and other nominees generally will have discretion to vote your shares on routine matters, but will not have discretion to vote your

Frontier Communications Corporation	6	2017 Proxy Statement

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

shares on non-routine matters. When the broker, bank or other nominee is unable to vote on a proposal because the proposal is not routine and you do not provide voting instructions, a “broker non-vote” occurs and, as a result, your shares will not be voted on these proposals.

•

The ratification of the appointment of KPMG LLP as our independent registered public accountant for 2017 (Proposal No. 6) and the approval of the amendment to the Restated Certificate of Incorporation to effect a reverse stock split and reduction of the authorized number of shares of common stock (Proposal No. 5) are considered routine under applicable rules. Your broker, bank or other nominee may vote in their discretion without instruction from you.

•	All other matters to be voted on at the Annual Meeting are considered non-routine under applicable rules. Your broker, bank or other nominee will not be able to vote without instruction from you.

If I hold my shares as a registered stockholder but do not give specific voting instructions, how will my shares be voted?

If you sign, date and return a proxy card but do not give specific voting instructions, then the proxy holders will vote your shares in the manner recommended by our Board on all matters presented in this Proxy Statement, and the proxy holders may determine in their discretion how to vote your shares on any other matters properly presented for a vote at our Annual Meeting. Although our Board does not anticipate that any of the director nominees will be unable to stand for election as a director nominee at our Annual Meeting, if this occurs, proxies will be voted in favor of such other person or persons as may be nominated by our Board.

What vote is required for adoption or approval of each matter to be voted on, and how does the Board recommend that I vote?

Proposal	Vote Required	Board Recommendation
Election of Directors	Majority of the shares present in person or represented by proxy (for each director nominee)	FOR all nominees Unless a contrary choice is specified, proxies received by our Board will be voted FOR the election of our director nominees
Advisory Vote to Approve Executive Compensation (Say-on-Pay)	Majority of the shares present in person or represented by proxy	FOR Unless a contrary choice is specified, proxies received by our Board will be voted FOR the proposal
Advisory Vote on Frequency of Frontier’s Executive Compensation Proposal (Say-on-Frequency)	Majority of the shares present in person or represented by proxy	1 YEAR Unless a contrary choice is specified, proxies received by our Board will be voted 1 YEAR the proposal
Approval of Frontier’s 2017 Equity Incentive Plan	Majority of the votes cast	FOR Unless a contrary choice is specified, proxies received by our Board will be voted FOR the proposal
Approval of Amendment to Certificate of Incorporation to Effect Reverse Stock Split and Reduction of Authorized Number of Shares of Common Stock	Majority of the outstanding shares	FOR Unless a contrary choice is specified, proxies received by our Board will be voted FOR the proposal
Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2017	Majority of the shares present in person or represented by proxy	FOR Unless a contrary choice is specified, proxies received by our Board will be voted FOR the ratification of the appointment

Frontier Communications Corporation	7	2017 Proxy Statement

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

We have adopted a policy under which, in non-contested elections, if a director fails to win a majority of votes, the director must immediately tender his or her resignation from the Board, and the Board then decides at its next regularly scheduled meeting, through a process managed by the Nominating and Corporate Governance Committee and excluding the nominee in question, whether to accept the resignation.

What are my choices for casting my vote on each matter to be voted on?

Proposal	Voting Options	Effect of Abstentions	Broker Discretionary Voting Allowed?	Effect of Broker Non-Votes
Election of Directors	FOR, AGAINST OR ABSTAIN (for each director nominee)	Treated as a vote AGAINST the nominee	No	No effect
Advisory Vote to Approve Executive Compensation (Say-on-Pay)	FOR, AGAINST OR ABSTAIN	Treated as a vote AGAINST the proposal	No	No effect
Advisory Vote on Frequency of Frontier’s Executive Compensation Proposal (Say-on-Frequency)	1 YEAR, 2 YEARS, 3 YEARS OR ABSTAIN	Treated as a vote AGAINST the proposal	No	No effect
Approval of Frontier’s 2017 Equity Incentive Plan	FOR, AGAINST OR ABSTAIN	No effect	No	No effect
Approval of Amendment to Restated Certificate of Incorporation to Effect Reverse Stock Split and Reduction of Authorized Number of Shares of Common Stock	FOR, AGAINST OR ABSTAIN	Treated as a vote AGAINST the proposal	Yes	Not applicable
Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2017	FOR, AGAINST OR ABSTAIN	Treated as a vote AGAINST the proposal	Yes	Not applicable

What is “Householding”?

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, stockholders of record who have the same address and last name will receive only one copy of our Proxy Statement and Annual Report unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. This procedure will reduce our printing costs and postage fees. Stockholders who participate in householding will continue to receive separate proxy cards. Householding will not in any way affect dividend check mailings.

Frontier Communications Corporation	8	2017 Proxy Statement

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

If your household received a single set of proxy materials, but you would prefer to receive a separate copy of this Proxy Statement and Annual Report, please contact our transfer agent, Computershare Investor Services (in writing: P.O. Box 43078, Providence, RI 02940-3078; by telephone: in the U.S., Puerto Rico and Canada, 1-877-770-0496; outside the U.S., Puerto Rico and Canada, 1-781-575-2382).

Stockholders who hold their shares in street name can request information about householding from their banks, brokers or other nominees.

Who bears the cost of soliciting votes for the Annual Meeting?

We will bear the costs of solicitation of proxies for the Annual Meeting. In addition to solicitation by mail, directors, officers and our regular employees may solicit proxies from stockholders by telephone, personal interview or otherwise. These directors, officers and employees will not receive additional compensation, but may be reimbursed for out-of-pocket expenses in connection with this solicitation. In addition to solicitation by our directors, officers and employees, we have engaged The Proxy Advisory Group, LLC to assist in the solicitation of proxies and provide related advice and informational support, for a base fee of $28,000, plus customary disbursements. Banks, brokers, other nominees, fiduciaries and other custodians have been requested, with respect to shares of record held by them, to forward soliciting material to the beneficial owners of common stock, and these custodians will be reimbursed for their reasonable expenses.

How do I contact the Transfer Agent?

Our transfer agent is Computershare Investor Services. You should contact the transfer agent, at the phone number or addresses listed below, if you have questions concerning stock certificates, dividend checks, transfer of ownership or other matters pertaining to your stock account.

If by First Class Mail:

Computershare Investor Services

P.O. Box 43078

Providence, RI 02940-3078

If by Overnight Courier:

Computershare Investor Services

250 Royall Street

Canton, MA 02021-1011

website: www.computershare.com/investor

Telephone: (877) 770-0496 (in the U.S., Puerto Rico and Canada)

or (781) 575-2382 (outside the U.S., Puerto Rico and Canada)

Frontier Communications Corporation	9	2017 Proxy Statement

OWNERSHIP OF COMMON STOCK

OWNERSHIP OF COMMON STOCK

Set forth below is certain information as of March 1, 2017(a)(b) with respect to the beneficial ownership of our common stock (as determined under the rules of the SEC) by (1) each person who, to our knowledge, is the beneficial owner of more than 5% of our outstanding shares of common stock, which is our only class of voting securities, (2) each director and nominee for director, (3) each of the executive officers named in the Summary Compensation Table under “Executive Compensation” and (4) all of our directors and executive officers as a group. Except as otherwise stated, the business address of each person listed is c/o Frontier Communications Corporation, 401 Merritt 7, Norwalk, Connecticut 06851. Except as otherwise described below, each of the persons named in the table has sole voting and investment power with respect to the common stock beneficially owned and has not pledged such common stock as security for any obligations.

Name and Address of Beneficial Owner	Number of Shares and Nature of Beneficial Ownership		Percent of Class
The Vanguard Group(a)	119,330,581		10.17%
BlackRock, Inc.(b)	114,642,867		9.5%
Kathleen Q. Abernathy	811,633	(c)	*
Leroy T. Barnes, Jr.	221,022	(d)	*
Peter C.B. Bynoe	223,009	(e)	*
Diana S. Ferguson	63,846	(f)	*
Edward Fraioli	212,240	(g)	*
Steve Gable	422,645	(h)
John M. Jureller	—	(i)	*
John J. Lass	620,310	(j)
R. Perley McBride	474,164	(k)
Daniel J. McCarthy	2,986,686	(l)	*
Cecilia K. McKenney	1,377,847	(m)	*
Pamela D.A. Reeve	171,003	(n)	*
Virginia P. Ruesterholz	135,060	(o)	*
Howard L. Schrott	264,123	(p)	*
Larraine D. Segil	284,833	(q)	*
Mark Shapiro	271,203	(r)	*
Myron A. Wick, III	347,752	(s)	*
All directors and executive officers as a group (21 persons)	10,398,725	(t)	*
*	Less than 1%.

(a)	Information is as of January 31, 2017 and based on a Schedule 13G filed on February 10, 2017 by The Vanguard Group, Inc. The business address of this beneficial owner is 100 Vanguard Blvd., Malvern, PA 19355. Such Schedule 13G discloses that of the shares beneficially held by Vanguard, 2,323,838 shares are beneficially held by wholly-owned subsidiaries, and that Vanguard has the sole power to vote and has shared dispositive power of such shares.

(b)	Information is as of December 31, 2016 and based on a Schedule 13G filed on January 24, 2017 by BlackRock, Inc. The business address of this beneficial owner is 55 East 52nd Street, New York, NY 10055. Such Schedule 13G discloses that the shares beneficially owned by BlackRock, Inc. are held by subsidiaries of BlackRock, Inc.

(c)	Includes 155,448 restricted shares over which Ms. Abernathy has sole voting power but no dispositive power.

(d)	Consists of 212,642 shares that may be acquired upon the redemption of stock units and 8,380 shares held by family trust. Directors may elect to redeem stock units upon termination of service in the form of cash or shares of our common stock. See “Director Compensation,” below.

(e)	Includes 10,000 shares that may be acquired upon the exercise of currently exercisable stock options and 209,159 shares that may be acquired upon the redemption of stock units.

(f)	Consists of 63,846 shares that may be acquired upon the redemption of stock units.

Frontier Communications Corporation	10	2017 Proxy Statement

OWNERSHIP OF COMMON STOCK

(g)	Includes 10,000 shares that may be acquired upon the exercise of currently exercisable stock options and 182,240 shares that may be acquired upon the redemption of stock units.

(h)	Includes 300,867 restricted shares over which Mr. Gable has sole voting power but no dispositive power.

(i)	As previously disclosed, Mr. Jureller left Frontier on November 4, 2016. We are unaware of his current holdings.

(j)	Includes 327,495 restricted shares over which Mr. Lass has sole voting power but no dispositive power and 268 shares held in a 401(k) plan.

(k)	Consists of restricted shares over which Mr. McBride has sole voting power but no dispositive power.

(l)	Includes 1,735,702 restricted shares over which Mr. McCarthy has sole voting power but no dispositive power and 18,889 shares held in a 401(k) plan.

(m)	Includes 573,478 restricted shares over which Ms. McKenney has sole voting power but no dispositive power.

(n)	Includes 161,003 shares that may be acquired upon the redemption of stock units.

(o)	Consists of 135,060 shares that may be acquired upon the redemption of stock units.

(p)	Includes 259,123 shares that may be acquired upon the redemption of stock units.

(q)	Consists of 273,433 shares that may be acquired upon the redemption of stock units, 7,400 shares held in a family trust and 4,000 shares held in a retirement account by her spouse. As previously disclosed, Ms. Segil will not stand for re-election at the Annual Meeting.

(r)	Includes 10,000 shares that may be acquired upon the exercise of currently exercisable stock options and 161,003 shares that may be acquired upon the redemption of stock units.

(s)	Consists of 307,752 shares that may be acquired upon the redemption of stock units and 40,000 shares held by family trusts.

(t)	Includes 4,687,130 restricted shares over which executive officers have sole voting power but no dispositive power and 30,000 shares that may be acquired pursuant to the exercise of currently exercisable stock options by independent directors.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and officers, and persons who beneficially own more than 10% of our common stock, to file reports of ownership and changes in ownership with the SEC. Such directors, officers and greater than 10% stockholders are also required to furnish us with copies of all such filed reports.

Based solely upon a review of the copies of such reports furnished to us, or representations that no reports were required, we believe that during the year ended December 31, 2016, all persons subject to the reporting requirements of Section 16(a) filed the required reports on a timely basis.

Frontier Communications Corporation	11	2017 Proxy Statement

PROPOSAL 1: ELECTION OF DIRECTORS

PROPOSAL 1: ELECTION OF DIRECTORS

Election Process

Each director is elected at the annual stockholder meeting to hold office until the next annual stockholder meeting or until his or her successor has been elected and qualified. Directors are elected by a majority of the votes of the holders of shares of common stock present in person or represented by proxy at the meeting and entitled to vote at the meeting.

If any of the Board’s nominees becomes unavailable prior to the Annual Meeting to serve as a director, the Board may select a replacement nominee or reduce the number of directors to be elected. The proxy holders will vote the shares for which they serve as proxy for any replacement candidate nominated by the Board.

Nominations

Our Nominating and Corporate Governance Committee evaluates and recommends to the Board candidates for nomination to the Board in accordance with our Corporate Governance Guidelines and membership guidelines adopted by our Board described under “Director Qualifications,” below.

Stockholders may propose director candidates for consideration by the Nominating and Corporate Governance Committee. Any such recommendation should include the nominee’s name and qualifications for membership on the Board and should be directed to our Secretary at the address of our principal executive offices. To nominate an individual for election at an annual stockholder meeting, the stockholder must give timely notice to our Secretary in accordance with our bylaws, which, in general, require that notice be received by our Secretary not less than 90 days nor more than 120 days before the anniversary date of the immediately prior annual stockholders meeting, unless the annual meeting is moved by more than 30 days before or after the anniversary of the prior year’s annual meeting, in which case the notice must be received not less than a reasonable time, as determined by our Board, prior to the printing and mailing of proxy materials for the applicable annual meeting. The notice should include a description of the qualifications of the suggested nominee and any information that is required by the regulations of the SEC concerning the suggested nominee and his or her direct or indirect securities holdings or other interests in Frontier. See “Proposals by Stockholders” for the deadline for nominating persons for election as directors for the 2018 annual meeting of stockholders.

Decisions regarding the renomination of directors are made by the Board, upon the recommendation of the Nominating and Corporate Governance Committee, which annually evaluates each director’s performance and contribution to the Board. Under our Corporate Governance Guidelines, a non-employee director will not ordinarily be renominated if he or she has served on the Board for 15 years, but the Nominating and Corporate Governance Committee may recommend to the Board for renomination a director regardless of the length of his or her service if, in the judgment of the Nominating and Corporate Governance Committee, such renomination is in the best interests of Frontier and our stockholders.

Director Qualifications

Each candidate for nomination as a director, including each person recommended by stockholders, is evaluated in accordance with our Corporate Governance Guidelines and additional guidelines adopted by our Board. The additional guidelines set forth specific characteristics that each nominee must possess, set forth below.

•	A reputation for integrity, honesty, fairness, responsibility, good judgment and high ethical standards.

•	Broad experience at a senior, policy-making level in business, government, education, technology or public interest.

•	The ability to provide insights and practical wisdom based on the nominee’s experience and expertise.

•	An understanding of a basic financial statement.

•	Comprehension of the role of a public company director, particularly the fiduciary obligation owed to Frontier and our stockholders.

•	Commitment to understanding Frontier and its industry and to spending the time necessary to function effectively as a director.

•	An absence of a conflict of interest (or appearance of a conflict of interest) that will impair the nominee’s ability to fulfill his or her responsibilities as a director.

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PROPOSAL 1: ELECTION OF DIRECTORS

Under the additional guidelines, the Nominating and Corporate Governance Committee also evaluates whether the background and qualifications of the directors, as a group, is diverse, and whether each individual nominee possesses a depth of experience, knowledge and ability that will enable him or her to assist the other directors in fulfilling the Board’s responsibilities to Frontier and our stockholders. Each nominee must also be willing to commit that he or she will comply with our director stock ownership guidelines. For 2016, the Nominating and Corporate Governance Committee utilized a third party facilitator to assist with the evaluation process.

In addition, a nominee should be “independent,” as defined by the SEC and the Nasdaq Listing Rules. To the extent permitted by applicable law and our bylaws, nominees who do not qualify as independent may be nominated when, in the opinion of the Nominating and Corporate Governance Committee, such action is in the best interests of Frontier and our stockholders.

Although we do not have a formal policy regarding Board diversity, when evaluating candidates for nomination as a director, the Nominating and Corporate Governance Committee does consider diversity in its many forms, including among others, experience, skills, ethnicity, race and gender. We believe a diverse Board, as so defined, provides for different points of view and robust debate and enhances the effectiveness of the Board. Currently, the Board includes one or more current and/or former CEOs, CFOs, investment bankers, experts in communications, marketing and strategy, auditors and individuals of different race, gender, ethnicity and background.

Director Nominees

At the Annual Meeting, 10 nominees are to be elected and each will hold office until the next annual stockholder meeting or until his or her successor has been elected and qualified. The Board, upon the recommendation of the Nominating and Corporate Governance Committee, has nominated the 10 individuals listed below, each of whom is currently serving as a director. Each nominee has agreed to be named in this Proxy Statement and to serve if elected.

Ms. Larraine Segil will not seek re-election at the Annual Meeting. Ms. Segil has served on the Board since 2005, and Frontier extends its gratitude to Ms. Segil for her dedication and valuable service.

The Board unanimously recommends that you vote FOR the election of the following director nominees:

Leroy T. Barnes, Jr. Age: 65 Independent Director Director Since: May 2005 Board Committees: Audit Retirement Plan (Chair)

Background

Prior to his retirement, Mr. Barnes was Vice President and Treasurer of PG&E Corp., a holding company for energy-based businesses (2001 to 2005) and Vice President and Treasurer of Gap Inc., a clothing retailer (1997 to 2001). Before joining Gap, he held various executive positions with Pacific Telesis Group/SBC Communications, a Regional Bell Operating Company.

Qualifications

Mr. Barnes’ experience as an executive at PG&E, Gap and Pacific Telesis, as well as his service on the boards of other public companies, allows him to contribute valuable insight in the areas of corporate finance and risk management.

Other Directorships

The McClatchy Company; Principal Funds, Inc. (three investment company directorships)

Past Directorships

Herbalife Ltd. (December 2004 to February 2015)

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PROPOSAL 1: ELECTION OF DIRECTORS

Peter C.B. Bynoe Age: 66 Independent Director Director Since: October 2007 Board Committees: Compensation Nominating and Corporate Governance (Chair)

Background

Mr. Bynoe is a Managing Director of Equity Group Investments, a private investment fund. Prior to joining Equity Group Investments in October 2014, Mr. Bynoe served as Chief Executive Officer of Rewards Network, Inc., a merchant cash advance and marketing services company (September 2013 to October 2014), and in multiple capacities, including as a partner, with Loop Capital Markets LLP, an investment bank (February 2009 to September 2013). In addition, Mr. Bynoe was associated with the international law firm DLA Piper US LLP from March 1995 to December 2016. He is also Chairman of Telemat Ltd., a business consulting firm he founded in 1982.

Qualifications

Mr. Bynoe provides the Board with extensive business, legal and public policy expertise. Mr. Bynoe has experience serving on the boards of other public companies, including as a nominating and governance committee member and chair, and as a compensation committee member and chair.

Other Directorships

Covanta Holding Corporation; Real Industry, Inc.

Diana S. Ferguson Age: 53 Independent Director Director Since: October 2014 Board Committees: Audit Nominating and Corporate Governance

Background

Ms. Ferguson has been Principal of Scarlett Investments, LLC, a firm that invests in and advises middle market businesses, since August 2013. Ms. Ferguson served as Chief Financial Officer of the Chicago Board of Education (February 2010 to May 2011) and as Senior Vice President and Chief Financial Officer of The Folgers Coffee Company, a maker of coffee products (April 2008 to November 2008), until Folgers was sold in 2008. Prior to joining Folgers, Ms. Ferguson was Executive Vice President and Chief Financial Officer of Merisant Worldwide, Inc., a maker of table- top sweeteners and sweetened food products (April 2007 to March 2008). Ms. Ferguson also served as Chief Financial Officer of Sara Lee Foodservice, a division of Sara Lee Corporation (June 2006 to March 2007), and in a number of leadership positions at Sara Lee Corporation including Senior Vice President of Strategy and Corporate Development and Treasurer.

Qualifications

Ms. Ferguson’s broad experience and executive leadership allow her to provide the Board with valuable perspectives on financial, corporate and strategic matters.

Past Directorships

TreeHouse Foods, Inc. (2008 – 2016)

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PROPOSAL 1: ELECTION OF DIRECTORS

Edward Fraioli Age: 70 Independent Director Director Since: July 2010 Board Committees: Audit (Chair) Retirement Plan

Background

Mr. Fraioli currently acts as a business consultant, which he has done since his retirement in July 2010. Prior to his retirement, Mr. Fraioli was a partner at Ernst & Young, a public accounting firm, since 1983. During his tenure at Ernst & Young, he served as Professional Practice Director for Ernst & Young’s Private Equity practice (2008 to July 2010), Global Vice Chairman for Independence Matters within Global Quality and Risk Management (2005 to 2008) and as lead audit partner on a number of public and global companies.

Qualifications

Mr. Fraioli’s over 35 years of accounting and business experience at Ernst & Young provide the Board with substantial expertise in the areas of public accounting, risk management and corporate finance.

Daniel J. McCarthy Age: 52 Director Since: May 2014

Background

Mr. McCarthy is the President and Chief Executive Officer of Frontier Communications Corporation and has been with Frontier since December 1990. Prior to becoming President and Chief Executive Officer in April 2015, Mr. McCarthy held other positions of responsibility at Frontier, including President and Chief Operating Officer (April 2012 to April 2015), Executive Vice President and Chief Operating Officer (January 2006 to April 2012) and Senior Vice President, Field Operations (December 2004 to December 2005). Mr. McCarthy also serves on the Board of Directors of the Western Connecticut Health Network, and is a Trustee of Sacred Heart University in Fairfield, Connecticut, and of Foundations in Education.

Qualifications

Mr. McCarthy has been with Frontier for over 25 years in positions of increasing responsibility and as such he is able to provide the Board with critical insight into our business, operations, history, industry and strategic opportunities.

Other Directorships

Constellation Brands, Inc.

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PROPOSAL 1: ELECTION OF DIRECTORS

Pamela D.A. Reeve (Chairman) Age: 67 Independent Director Director Since: July 2010

Background

From November 1989 to August 2004, Ms. Reeve held various executive positions, including President and Chief Executive Officer, and was a director at Lightbridge, Inc., a global provider of mobile business software and technology solutions. Prior to joining Lightbridge, Ms. Reeve spent 11 years as a consultant and in a series of executive positions at the Boston Consulting Group, Inc.

Qualifications

Ms. Reeve provides the Board with leadership, operational and financial expertise, particularly in the communications and technologies industries. In addition, her experience on the boards of other public companies provides the Board with important perspectives on corporate governance and risk management.

Other Directorships

American Tower Corporation; Sonus Networks, Inc.

Past Directorships

LiveWire Mobile, Inc. (1997 to November 2009)

Virginia P. Ruesterholz Age: 55 Independent Director Director Since: August 2013 Board Committee: Compensation (Chair) Retirement Plan

Background

During her 28 year career with Verizon Communications, a broadband and telecommunications company, and its predecessors, Ms. Ruesterholz held various executive positions, including Executive Vice President of Verizon Communications (January to July 2012) and President of Verizon Services Operations (2009 to 2011). Earlier she served as President of Verizon Telecom, President of Verizon Partner Solutions and President of Verizon Wholesale Markets. She also serves as Chairman of the Board of Trustees of Stevens Institute of Technology.

Qualifications

Through her substantial experience as a senior executive at Verizon, Ms. Ruesterholz provides the Board with valuable knowledge of the telecommunications industry, large scale operations, risk management and information technology.

Other Directorships

The Hartford Financial Services Group, Inc.

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PROPOSAL 1: ELECTION OF DIRECTORS

Howard L. Schrott Age: 62 Independent Director Director Since: July 2005 Board Committees: Audit Nominating and Corporate Governance

Background

Mr. Schrott is a Principal in Schrott Consulting, a management consulting firm servicing broadcasting, telecommunications and technology companies which he founded in February 2006. Prior to founding Schrott Consulting, he was Chief Financial Officer of the Liberty Corporation, a television broadcaster, from 2001 until Liberty’s sale in February 2006. Mr. Schrott also serves as a Trustee of Butler University and a Governor of the Indianapolis Museum of Art.

Qualifications

Mr. Schrott provides the Board with an extensive understanding of the telecommunications industry. In addition, his experience in executive and director roles provides the Board with important knowledge of financial and operational matters.

Past Directorships

Media General, Inc. (November 2013 to December 2014); Time Warner Telecom Holdings Inc. (2004 to 2006)

Mark Shapiro Age: 47 Independent Director Director Since: July 2010 Board Committee: Retirement Plan

Background

Mr. Shapiro is the Co-President of WME/IMG, a global leader in sports, fashion, entertainment and media. Prior to joining WME/IMG in September 2014, he served as Chief Executive Officer and an Executive Producer of Dick Clark Productions, an independent producer of television programming (May 2010 to September 2014), and as a Director, President and Chief Executive Officer of Six Flags, Inc., a family-oriented entertainment company (December 2005 to May 2010). Prior to joining Six Flags, Mr. Shapiro spent 12 years at ESPN, Inc., where he served in various capacities, including Executive Vice President, Programming and Production.

Qualifications

Mr. Shapiro provides the Board with valuable knowledge of operations, strategy and consumer services. His experience as a senior-level executive at WME/IMG, Dick Clark Productions and Six Flags provides him with important perspectives on content creation, marketing and branding.

Other Directorships

Live Nation Entertainment, Inc.; Equity Residential; Papa John’s International, Inc.

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PROPOSAL 1: ELECTION OF DIRECTORS

Myron A. Wick, III Age: 73 Independent Director Director Since: March 2005 Board Committees: Compensation Nominating and Corporate Governance

Background

Mr. Wick is currently serving as a business consultant. Previously, he co-founded and was a managing director of McGettigan & Wick, Co., an investment banking firm (1988 to 2009), a principal of Proactive Partners, L.P., a merchant banking fund (1989 to 2010), and Director General of Hola Television Group, a private Spanish media company (September 2009 to January 2012). In addition, in 1989, Mr. Wick co-founded CTC Media (formerly StoryFirst Communications), which operates Russian television networks, and served as a director of CTC until 2006, when it was taken public.

Qualifications

Mr. Wick’s investment banking and executive experience allows him to provide the Board with important perspectives on management, operations and strategic transactions.

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DIRECTOR COMPENSATION

DIRECTOR COMPENSATION

Frontier uses cash and stock-based compensation to attract and retain qualified non-employee members of our Board. Mr. McCarthy, the only employee director, receives no remuneration for service as a member of our Board.

Annual Retainer and Stipend – Paid in Cash or Stock Units

Each non-employee director is paid an annual $95,000 retainer. In addition, in 2016, the Lead Director and committee chairs were each paid a stipend ($25,000 for Lead Director, $25,000 for the Audit Committee, $20,000 for the Compensation Committee, $15,000 for the Retirement Plan Committee and $15,000 for the Nominating and Corporate Governance Committee).

Effective April 1, 2016, we eliminated the position of Lead Director and established the position of independent Chairman of the Board, who is paid an additional annual stipend of $175,000, 45% in cash and 55% in stock units.

Directors may elect, by December 31 of the prior year, whether to receive the retainer and stipend, if any, in stock units. Directors are also entitled to reimbursement for reasonable expenses they incur in connection with Board meetings they attend in person. The annual retainer (in cash or stock units) is payable in advance in equal quarterly installments on the first business day of each quarter. Stipends (in cash or stock units) are payable in arrears in equal quarterly installments on the last business day of each quarter.

Annual Fee – Paid in Stock Units

Non-employee directors receive additional compensation in the form of stock units. In 2016, each non-employee director received a $120,000 fee in the form of stock units. Stock units for fees are earned quarterly and credited to the director’s account on the last business day of the quarter in which the fees are earned.

The number of stock units credited equals the amount of the retainer, stipend or fee (as appropriate) divided by the closing price of our common stock on the credit date of the stock units. We hold all stock units until a director’s termination of service, at which time the units are redeemable, at the director’s election, in either cash or in shares of our common stock.

The following table sets forth compensation information earned for 2016 by each non-employee director.

Name	Director Compensation Paid in Cash ($)	Stock Unit Awards ($ value)[1]	Total ($)
Leroy T. Barnes, Jr.	$110,000	$120,000	$230,000
Peter C.B. Bynoe	$110,000	$120,000	$230,000
Diana S. Ferguson	$95,000	$120,000	$215,000
Edward Fraioli	$95,000	$145,000	$240,000
Pamela D.A. Reeve	$160,313	$192,187	$352,500
Virginia P. Ruesterholz	$0	$235,000	$235,000
Howard L. Schrott	$95,000	$120,000	$215,000
Larraine D. Segil	$95,000	$120,000	$215,000
Mark Shapiro	$95,000	$120,000	$215,000
Myron A. Wick, III	$95,000	$120,000	$215,000

(1)	The amounts shown in this column represent the grant date fair value in accordance with Financial Accounting Standards Board ASC Topic 718 of the stock units granted to directors in 2016. For a discussion of valuation assumptions, see Note 11 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2016. Dividends are paid on stock units held by directors at the same rate and at the same time as we pay dividends on shares of our common stock. No above-market or preferential dividends were paid with respect to any stock units. Dividends on stock units are paid in the form of additional stock units.

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DIRECTOR COMPENSATION

At December 31, 2016, Mr. Bynoe, Mr. Fraioli and Mr. Shapiro each held 10,000 stock options. The stock options held by Mr. Bynoe, Mr. Fraioli and Mr. Shapiro were granted at an exercise price equal to the closing price of our common stock on the date each director was elected to the Board. These options became exercisable six months after the grant date and expire on the tenth anniversary of the grant date or, if earlier, on the first anniversary of a director’s termination of service. Since October 1, 2010, directors are no longer eligible to receive stock option grants upon joining the Board.

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CORPORATE GOVERNANCE

CORPORATE GOVERNANCE

We maintain corporate governance policies and practices that reflect what the Board believes provide appropriate oversight, leadership and independence as well as those required by the Sarbanes-Oxley Act of 2002 and the rules of the SEC and the Nasdaq Stock Market (Nasdaq), on which our common stock is listed. A copy of our Corporate Governance Guidelines is available upon request to our Secretary, or may be viewed or downloaded from the Investor Relations page of our website, www.frontier.com.

Leadership Structure

On April 1, 2016, Pamela D.A. Reeve became our independent, non-executive Chairman of the Board of Directors. Ms. Reeve had previously held the position of Lead Director and has been an independent member of our Board since 2010. The Board has determined that it would be in the best interests of our stockholders at this time to separate the role of CEO and Chairman given the recent completion of our CEO succession plan. The Board will continue to evaluate our leadership structure based on the best interests of Frontier and our stockholders.

The Role of the Chairman:

•       Call meetings of the Board and non-management directors (including those to be attended only by independent directors) when appropriate and preside at such meetings. Following each executive session, the Chairman will discuss with the CEO any issues arising in such executive session.

•        Coordinate the flow of information to and among independent directors and, if any, other non-management directors.

•        Collaborate with the CEO to set Board meeting agendas and review and approve Board meeting schedules to ensure that there is sufficient time for discussion of all agenda items. All Board members are encouraged to communicate to the Chairman any additional agenda items that they deem necessary or appropriate in carrying out their duties.

•        Periodically solicit from other independent and non-management directors comments or suggestions related to Board operations, including the flow of information to directors, the setting of meeting agendas and the establishment of the schedule of Board meetings, and communicate those suggestions to the CEO. The Chairman shall also seek to ensure that there is: (a) an efficient and adequate flow of information to the independent and non-management directors; (b) adequate time for the independent and non-management directors to consider all matters presented to them for action; and (c) appropriate attention paid to all matters subject to oversight and actions by the independent and non-management directors.

•       Attend all committee meetings, as appropriate. The Chairman shall work with each committee chair to ensure that each committee is effectively functioning and providing ongoing reports to the Board.

•        Serve as the liaison between the independent and non-management directors, on the one hand, and the CEO, on the other, and as the representative of the independent and non-management directors in communications with the CEO and management outside of regular Board meetings.

•       Serve as liaison and provide direction to advisers and consultants retained by the independent directors.

Our Board does not have a policy as to whether the roles of Chairman and CEO should be separate or combined. However, if the roles are combined, the Board will also have a Lead Director. Our Nominating and Corporate Governance Committee annually reviews our leadership structure to determine whether the existing structure is in the best interests of Frontier and its stockholders.

Chief Executive Officer Succession

The Board is actively engaged in managing executive talent and succession planning. The Nominating and Corporate Governance Committee reviews and considers succession development plans for the CEO and the development of executive talent. The Board also evaluates the adequacy and effectiveness of Frontier’s succession plan for the CEO in connection with its annual assessment of the performance of the CEO.

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CORPORATE GOVERNANCE

Director Independence

The Board is required to affirmatively determine that a majority of the directors qualify as independent under Nasdaq listing standards. The Board undertakes an annual review of director independence by reviewing relationships between Frontier and each director as well as Frontier and the organizations with which each director is affiliated.

After considering the relevant facts, the Board has determined that no director, other than Mr. McCarthy, has a material relationship with Frontier (either directly or as a partner, stockholder or officer of an organization that has a relationship with Frontier) that would impair the director’s ability to exercise independent judgment in carrying out his or her responsibilities as a director. Therefore, all of our directors, other than Mr. McCarthy, are independent under Nasdaq listing standards.

Mr. Shapiro, who serves on our Retirement Plan Committee, is the Co-President of WME/IMG. During 2016, Frontier engaged WME/IMG to assist in the negotiation and entry into certain sponsorship and content arrangements. The Nominating and Corporate Governance Committee and the Board reviewed this business relationship and determined that the value of the engagement is immaterial to WME/IMG given WME/IMG’s gross revenues and that Mr. Shapiro’s independence is not impaired.

The Board has determined that 9 of our 10 director nominees are independent

Risk Management and Board Oversight

The Board is responsible for oversight of Frontier’s risk management process, and the full Board regularly discusses exposure to various potentially material risks. In accordance with our Corporate Governance Guidelines, the Audit Committee also reviews risk exposures and the guidelines and policies governing management’s assessment and management of exposure to risk, including the enterprise risk management (ERM) process.

Management is responsible for Frontier’s risk management activities, including the annual ERM process, which is jointly administered by the Chief Financial Officer and the Senior Vice President, Internal Audit. As part of the ERM process, each member of senior management and his or her direct reports participate in an annual identification, assessment and evaluation of risks. The individual risks are aggregated across Frontier to help management determine our enterprise level risks. For each such risk, one or more mitigation strategies are developed and implemented to minimize or manage that risk. During the course of the year, periodic monitoring, self-assessment and reporting to the Audit Committee are performed by senior management to:

•	Update the trending of each risk, compared to the latest annual ERM review;

•	Identify/consider new and emerging risks;

•	Assess the implementation status/effectiveness of each mitigation strategy; and

•	Identify changes to mitigation strategies, if necessary.

Attendance at Meetings

In 2016, the Board held 8 meetings and committees of the Board held a total of 24 meetings. Average attendance at these meetings exceeded 98% and each director attended at least 90% of the aggregate number of meetings of the Board and those committees on which he or she served during 2016. In accordance with our policy, all members of the Board attended last year’s annual meeting of stockholders.

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CORPORATE GOVERNANCE

Committees of the Board

The Board has four standing committees: Audit, Compensation, Nominating and Corporate Governance, and Retirement Plan. Each committee is composed solely of independent directors and operates under a written charter adopted by the Board (available on the Investor Relations page of our website, www.frontier.com).

Audit Committee	Number of Meetings in 2016: 7
Chair: Edward Fraioli Other Committee Members: Leroy T. Barnes, Jr. Diana S. Ferguson Howard L. Schrott

Primary Responsibilities:

•         Responsible for the selection, compensation and oversight of our independent auditors

•         Assists the Board in its oversight of our financial statements, compliance with legal and regulatory requirements, the independence, performance and qualifications of our independent auditors, the qualifications of our internal auditors and internal audit function performance

•        Pre-approves all audit and permissible non-audit services, if any, provided by our independent auditors

•        Prepares the Audit Committee Report

•         Oversees risk assessment and risk management

Each Audit Committee member is independent Each meets the standard of an “audit committee financial expert” under SEC rules Each meets the financial literacy requirements of the Nasdaq Listing Rules

Mr. Barnes is on the audit committee of The McClatchy Company and each of the Principal Funds, Inc. investment companies of which he is a board member. We do not formally limit the number of audit committees on which our Audit Committee members may serve, but instead review on a case-by-case basis. After careful consideration, our Board determined that Mr. Barnes’ service on the other audit committees would not impair his ability to effectively serve on our Audit Committee.

Compensation Committee	Number of Meetings in 2016: 9
Chair: Virginia P. Ruesterholz Other Committee Members: Peter C.B. Bynoe Larraine D. Segil* Myron A. Wick, III

Primary Responsibilities:

•         Reviews our general compensation strategies and policy

•         Evaluates at least annually the performance of the CEO and other senior executives against corporate goals and objectives and determines and approves executive compensation (including any discretionary incentive awards) based on this evaluation

•        Reviews and makes recommendations to the Board regarding director compensation

•         Prepares the Compensation Committee Report

•        Oversees and approves incentive compensation plans and equity-based compensation plans

Each Compensation Committee member is independent

Each is an “outside director” under Section 162(m) of the Internal Revenue Code

Each is a “non-employee director” for purposes of Rule 16b-3 of the Exchange Act

* Through the date of the Annual meeting.

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CORPORATE GOVERNANCE

Nominating and Corporate Governance Committee	Number of Meetings in 2016: 4

Chair: Peter C.B. Bynoe Other Committee Members: Diana S. Ferguson Howard L. Schrott Myron A. Wick, III

Primary Responsibilities:

•        Conducts annual evaluation of the Board and its committees

•        Recommends candidates for nomination, election or appointment to the Board and its committees

•        Engages in CEO succession planning efforts and executive talent development

•        Takes a leadership role in shaping our corporate governance, including developing and recommending to the Board our Corporate Governance Guidelines

Each Nominating and Corporate Governance committee member is independent

Retirement Plan Committee	Number of Meetings in 2016: 4

Chair: Leroy T. Barnes, Jr. Other Committee Members: Edward Fraioli Virginia P. Ruesterholz Larraine D. Segil* Mark Shapiro

Primary Responsibilities:

•        Oversees our retirement plans, which includes review of the investment strategies and asset performance of the plans, compliance with the plans and the overall quality of the asset managers, plan administrators and communications with employees

Each Retirement Plan Committee member is independent

* Through the date of the Annual meeting.

Director Stock Ownership Guideline

Each non-management director is expected to own shares of our stock having a minimum value of five times the cash portion of the annual non-management director retainer (which currently equates to $475,000) by the later of February 15, 2017 and five years after joining the Board. Stock unit grants are counted for purposes of fulfilling this guideline.

Executive Sessions of the Board of Directors

Our independent directors have regularly scheduled executive sessions in which they meet outside the presence of management. Pamela D.A. Reeve, in her role as Chairman, presides at executive sessions of the Board.

Communications with the Board of Directors

Any stockholder or interested party who wishes to communicate with the Board or any specific director, any non-management director, the non-management directors as a group, any independent director or the independent directors as a group, may do so by writing to such director or directors at: Frontier Communications Corporation, 401 Merritt 7, Norwalk, Connecticut 06851. This communication will be forwarded to the director or directors to whom it is addressed. This information regarding contacting the Board is also posted on the Investor Relations page of our website, www.frontier.com.

Code of Business Conduct and Ethics

We have a Code of Business Conduct and Ethics (the Code of Conduct) to which all employees, executive officers and directors (which for purposes of the Code of Conduct we collectively refer to as “employees”) are required to adhere in addressing the legal and ethical issues encountered in conducting their work. The Code of Conduct requires that all employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner, and otherwise act with integrity. Employees are required to report any conduct that they believe is an actual or apparent violation of the Code of Conduct and may do so anonymously by using our Ethics Hotline. Specific

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CORPORATE GOVERNANCE

provisions applicable to our principal executive officer and senior financial officers are in the Specific Code of Business Conduct and Ethics Provisions for Certain Officers (the Executive Code). We disclose on our website any amendment to, or waiver of, any provision of our Code of Conduct or Executive Code that is required to be disclosed pursuant to securities laws. Copies of the Code of Conduct and the Executive Code are available upon request to our Secretary, or may be viewed or downloaded from the Investor Relations page of our website, www.frontier.com.

Related Person Transactions Policy

The Board adopted a policy addressing our procedures with respect to the review, approval and ratification of “related person transactions” that are required to be disclosed pursuant to SEC regulations. The policy provides that any transaction, arrangement or relationship, or series of similar transactions, to which we are a party, that exceeds $120,000 in the aggregate, with a “related person” (as defined in the SEC regulations) who has or will have a direct or indirect material interest shall be subject to review, approval or ratification by the Nominating and Corporate Governance Committee. In its review of related person transactions, the Nominating and Corporate Governance Committee shall review the material facts and circumstances of the transaction and shall take into account specified factors, where appropriate, based on the particular facts and circumstances, including (i) the nature of the “related person’s” interest in the transaction, (ii) the significance of the transaction to us and to the “related person” and (iii) whether the transaction is likely to impair the judgment of the “related person” to act in the best interest of Frontier.

No member of the Nominating and Corporate Governance Committee may participate in the review, approval or ratification of a transaction with respect to which he or she is a “related person,” although such director can be counted for purposes of a quorum and shall provide such information with respect to the transaction as may be reasonably requested by other members of the Committee or the Board.

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EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Named Executive Officers

Daniel J. McCarthy	President and Chief Executive Officer
R. Perley McBride*	Executive Vice President and Chief Financial Officer
Steve Gable	Executive Vice President and Chief Technology Officer
Cecilia K. McKenney	Executive Vice President and Chief Customer Officer
John J. Lass	Executive Vice President, Customer Operations
Kathleen Q. Abernathy**	Senior Advisor and Former Executive Vice President, External Affairs
John M. Jureller*	Former Executive Vice President and Chief Financial Officer

*	Mr. McBride assumed the role of Executive Vice President and Chief Financial Officer on November 4, 2016, at which time Mr. Jureller ceased to be an employee of Frontier. All references to “CFO” in the following Compensation Discussion and Analysis section refer to Mr. McBride for 2016. All references to “NEO” refer to each other NEO, other than Mr. Jureller, whose compensation is discussed separately.

**	Ms. Abernathy stepped down as Frontier’s Executive Vice President, External Affairs, on November 18, 2016. At that time, she retained her role as Chair, America’s Best Communities Prize Campaign, and assumed the position of Senior Advisor until her planned retirement in April 2017.

Executive Summary

The purpose of our executive compensation program is to align the goals and interests of our executives with those of Frontier and its stockholders by rewarding our leadership team for delivering on both short-term and long-term goals. Our program emphasizes stockholder value creation by using a mix of pay components, the majority of which are “at risk” and contingent upon performance against specified company and individual goals and tied to annual and sustained performance over a multi-year period.

2016 Review

2016 was a year that was both transformational and challenging for Frontier.

On April 1, 2016, we completed the acquisition of Verizon’s wireline properties in California, Texas and Florida for a purchase price of $10.54 billion in cash and assumed debt, which allows us to provide services to residential, commercial and wholesale customers in those areas (the California, Texas and Florida Acquisition). In the past three years, and culminating with the close of the California, Texas and Florida Acquisition, we have more than doubled in size and scale, improved the quality of our assets, substantially diversified our revenue streams and geographic footprint and expanded the sophistication and attractiveness of our product offerings.

In addition, we implemented a new customer-focused organizational structure in December 2016, which is designed to improve the customer experience, streamline processes and reduce costs. As part of this new organizational structure, we realigned into two groups: consumer sales and commercial sales. This allows us to better serve the different needs of consumer and business customers. Non-customer facing functions such as finance, human resources, marketing, engineering, information technology and communications that had been regionalized were integrated and centralized to support both segments. This eliminated organizational layers, duplicative roles and costs.

In November 2016, R. Perley McBride became our Executive Vice President and Chief Financial Officer. Mr. McBride has more than 20 years of experience in financial roles in the communications industry, including more than a decade at Frontier earlier in his career.

However, Frontier also faced challenges that negatively impacted revenue and profitability in 2016. As a result, our stock price declined significantly. Despite these challenges, the Compensation Committee and our Board of Directors believe in the future of Frontier as a provider of quality communications services and have utmost confidence in Frontier’s management and its ability to rebuild stockholder value.

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The Compensation Committee continues to believe that the best way to align the interests of our executives and our stockholders is to reward success when we build stockholder value and limit compensation when stockholder value declines.

Consistent with this approach, due to Frontier’s financial performance in 2016, Frontier did not pay annual cash bonuses to any employees, including our NEOs, for the year.

Total Stockholder Return

Total stockholder return (TSR) is a measure of gains or losses realized by common stockholders over time. TSR combines price appreciation and dividends paid to show the total return to a common stockholder as an annualized percentage. Frontier had a one year TSR of -20.4% for 2016, which was approximately in the 5th percentile relative to our Global Industry Classification Standard (GICS) industry group, the Integrated Telecommunications Services Group (GICS Code 50101020), and a three year TSR of -7.5%, which was approximately in the 27th percentile. We paid $493 million in common stock dividends and $214 million in preferred stock dividends in 2016 while continuing to invest in expanding and upgrading our network and product offerings.

CEO Pay at a Glance

The Compensation Committee awarded Mr. McCarthy total direct compensation (TDC) for 2016 performance as set forth below. A significant portion of his compensation is in the form of restricted stock and performance shares, the value of which is dependent on our stock price and the achievement of company and individual performance targets. The Compensation Committee followed the process described on page 40 to determine Mr. McCarthy’s TDC and considered multiple factors, including:

•	The closing of the California, Texas and Florida Acquisition

•	The hiring of a new Chief Financial Officer, Perley McBride

•	The implementation of a new organizational structure that allows Frontier to better serve its consumer and business customers

•	Financial and stock performance of Frontier

Compensation Element	Amount	Note
Base Salary	$1,000,000
Annual Cash Bonus	$0	No annual cash bonuses were paid for 2016
Restricted Stock Awards	$3,598,000	This represents the value of the grant of restricted stock awards for 2016 performance on the grant date, which will vest ratably over a three-year period
Performance Share Awards	$1,760,000	This represents the value of the target number of performance shares awarded on the grant date. The actual number of shares of common stock that will be earned will be based on 2016-2018 performance and the value of such earned shares will be determined on the date earned
Total Direct Compensation	$6,358,000

Transaction Bonus

In 2016, the Compensation Committee also determined to award bonuses to certain Frontier employees in connection with the California, Texas and Florida Acquisition. The inclusion of an employee and the amount of his or her payment was determined by an evaluation of the employee’s contribution to the planning, approval and execution of the transaction and integration of the acquired business following the closing thereof. In particular, the Committee recognized Messrs. Gable and Lass for their efforts to enable the transition of newly acquired customers and the provision of stable service following the closing, Ms. McKenney for the transfer of customer billing and call center operations and Ms. Abernathy for securing regulatory approval in multiple jurisdictions. Mr. McCarthy volunteered to forego being considered for a transaction bonus.

NEO	Transaction Bonus
Steve Gable	$1,000,000
Cecilia K. McKenney	$459,600
John J. Lass	$415,200
Kathleen Q. Abernathy	$840,000

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Key Features of our Executive Compensation Program

Key executive compensation practices are summarized below. We believe these practices promote good governance and are in the best interests of Frontier and its stockholders:

What We Do

✓        Employ a pay-for-performance executive compensation program whereby approximately 80% of executive compensation is at risk and contingent upon performance against specified company and individual goals.

✓        Pay a majority of compensation in the form of long-term incentive awards to defer a portion of pay based on future company performance and tie compensation payout levels to our stock performance.

✓        Use multipliers to reward above-target performance and reduce short-term and long-term incentive payouts for below-target performance.

✓        Require our executives to own Frontier stock equal to a multiple of base salary. For our CEO, this multiple is five times base salary.

✓        Use double-trigger change-in-control severance arrangements.

✓        Hold an annual stockholder vote on our executive compensation program.

✓        Have a recoupment, or “clawback,” policy to recover both cash and equity compensation from executives, including in the case of misconduct that results in a restatement of our financial statements.

✓       Regularly analyze risks related to our compensation program and conduct a broad risk assessment annually.

✓       Engage an independent compensation consultant to provide advice to our Compensation Committee.

What We Don’t Do

Ä       Permit our executives to hedge or pledge Frontier stock.

Ä       Reward our executives with perquisites or tenure-based benefits, such as retiree medical benefits, in the ordinary course.

Ä       Pay dividends on unearned performance shares.

Ä       Make tax “gross-ups” for severance payments.

Impact of 2016 Say-on-Pay Vote

The Compensation Committee considers the results of the annual stockholder vote on our executive compensation program, in addition to other input from our stockholders, when evaluating and determining compensation policies and the compensation for our CEO and the other NEOs. The 2016 stockholder vote affirmed the Compensation Committee’s decisions for 2015, with a 93.7% stockholder approval of our executive compensation program. In light of this strong stockholder support, the Compensation Committee concluded that no significant revisions were necessary to our executive compensation program in 2016, although the Compensation Committee did implement refinements to the program, discussed below.

2016 Compensation Changes

We evaluate our compensation program and practices on an ongoing basis and implemented the following changes in 2016:

•

Re-aligned performance measures. We revised the company performance measures used to determine the bonus pool under the Frontier Bonus Plan in order to align executive interests with Frontier’s business objectives following the California, Texas and Florida Acquisition.

•

Reduced duplicative metrics across equity award types. We removed the overlap in financial metrics used to grant restricted stock awards and performance share awards, which incentivizes our executives to focus on Frontier’s overall financial performance.

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Our Pay and Performance Alignment

A key tenet of our compensation philosophy is to link the interests of our executives and our stockholders. Approximately 84% of our CEO’s TDC for 2016 performance was at risk, i.e., contingent upon performance against specified company and individual goals. For the other NEOs as a group, on average, approximately 78% of their TDC for 2016 performance was at risk. This directly links our executives’ pay to Frontier’s financial performance, execution of strategic initiatives and TSR. See page 33 for a description of our compensation components.

In order to enhance transparency regarding the compensation actually received by each of our NEOs, we have included a Realized Pay Table to supplement the information provided in the Summary Compensation Table. See “2016 Realized Pay” below.

Executive Compensation Program Structure

Philosophy

Establish clear alignment between the interests of our executives and those of our stockholders by rewarding performance measured by key financial metrics, strategic objectives and relative TSR and through the use of equity awards, rather than cash, as a significant component of annual compensation.

Reinforce our performance culture for our NEOs by making a majority of their compensation at risk, i.e., contingent upon achievement of specified company and individual performance goals.

Hire and retain talented executives by having a compensation program that is competitive in relation to comparable companies based on size, overall complexity and the nature of our business.

Ensure company goals are fully aligned throughout the organization. Each year, we establish company-wide goals to achieve Frontier’s business plan for the year. Our NEOs are compensated to the extent they are successful in leading Frontier to achieve these goals for each year.

Compensation Program Design

To achieve the objectives described above, our executive compensation program rewards our executives for both annual and long-term performance. For 2016, the primary components of executive compensation were: base salary and restricted stock awards and performance share awards under the 2013 Equity Incentive Plan. Of these components, only base salary represents fixed compensation. Each of the other components is variable based on the performance of both Frontier and the individual executive because they are measured against specific pre-established goals and targets. In addition, certain of our NEOs received a cash bonus in connection with the closing of the California, Texas and Florida Acquisition and the integration of the acquired assets. No annual cash bonuses were awarded.

At its February 2016 meeting, the Compensation Committee set maximum individual payouts under our umbrella bonus pool and the Operating Cash Flow performance goal for the year, the achievement of which would permit the funding of

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the maximum payouts. It was also agreed at that time that the Operating Cash Flow goal would be increased pursuant to a pre-established formula if the California, Texas and Florida Acquisition closed at the beginning of the second quarter of 2016. The Company Performance Goals and financial targets used to determine bonuses under the Frontier Bonus Plan, and restricted stock awards and performance share awards under the 2013 Equity Incentive Plan, all of which are awarded under our umbrella bonus pool, were set at our second quarter Compensation Committee meeting based on management’s estimate of consolidated financial performance for the full year, taking into account the anticipated impact of the California, Texas and Florida Acquisition.

In order to determine the appropriate amount and mix of compensation components for each NEO, the Compensation Committee considers many factors, including experience, value provided to Frontier, scope of responsibility, company and individual performance, benchmark data based on our peer group and general industry survey data for comparably sized companies.

Component	Purpose	Performance Measures
Base Salary (Fixed)	• Attract and retain executives	• Job scope and experience • Market pay (we target the median of market using peer group and survey data) See page 33.
Annual Cash Bonus (At Risk)	• Attract and retain executives • Incents and rewards executives for achievement of pre-established, measurable annual performance goals

•       Company Performance Goals:

•        Financial targets (revenue, Adjusted EBITDA, Adjusted Free Cash Flow Per Share)

•       Customer experience improvements

•      Product improvements

•       Workforce preparation and development targets

•       Individual Performance Goals

See page 34.

Restricted Stock Awards (At Risk)

•        Attract and retain executives

•       Incents and rewards executives for achievement of pre-established, measurable annual performance goals

•       Aligns value with stock price because vest ratably over three years

• Company Performance Goals • Individual Performance Goals See page 36.
Performance Share Awards (At Risk)	• Attract and retain executives • Aligns executive pay with financial performance and TSR over three-year Measurement Periods

•       Operating Cash Flow targets set annually

•        Three-year TSR “modifier” (Frontier TSR as compared to industry peers)

•        Individual must maintain satisfactory performance rating throughout period

See page 37.

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Market and Peer Group Reviews

The Compensation Committee, with input from its independent compensation consultant, establishes Frontier’s peer group for use in benchmarking and market comparison purposes. The peer group set forth below was used to set compensation for 2016. When comparing financial metrics of the peer group, Frontier was at the 25th percentile for market capitalization, 45th percentile for enterprise value, 39th percentile for revenue, 59th percentile for employee count, 55th percentile for total assets and 62nd percentile for EBITDA.

2016 Peer Group

•      American Tower Corporation

•       Anixter International Inc.

•      Cablevision Systems Corporation

•       CenturyLink, Inc.

•      Charter Communications, Inc.

•       Cincinnati Bell Inc.

•      Crown Castle International Corp.

•       DIRECTV

•      DISH Network Corporation

•      Gannett Co., Inc.

•       Harris Corporation

•      Juniper Networks, Inc.

•       Level 3 Communications, Inc.

•      Sirius XM Holdings Inc.

•       Telephone & Data Systems Inc.

•      TELUS Corporation

•       Time Warner Cable Inc.

•      United States Cellular Corporation

•       Windstream Holdings, Inc.

In November 2015 the Compensation Committee determined that it was appropriate to revise Frontier’s peer group to reflect our size and scale following the close of the California, Texas and Florida Acquisition. The new peer group set forth below was used to set compensation for 2017. When comparing financial metrics of the post-acquisition peer group, on a pro forma basis, Frontier was at the 24th percentile for market capitalization, 36th percentile for enterprise value, 65th percentile for revenue, 55th percentile for employee count, 65th percentile for total assets and 80th percentile for EBITDA.

2017 Peer Group

Companies listed in bold were added to the peer group.

The following companies were removed from the peer group due to smaller size or M&A activity: American Tower Corporation, Cincinnati Bell Inc., Crown Castle International Corp., DIRECTV, Gannett Co., Inc., Sirius XM Holdings Inc., Telephone & Data Systems Inc., United States Cellular Corporation.

•      Anixter International Inc.

•       ADP, LLC

•       Cablevision Systems Corporation

•      CenturyLink, Inc.

•       Charter Communications, Inc.

•      DISH Network Corporation

•       First Data Corporation

•      Harris Corporation

•       Juniper Networks, Inc.

•      Level 3 Communications, Inc.

•      Priceline Group Inc.

•       Rogers Communications Inc.

•      R. R. Donnelley & Sons Company

•       Sprint Corporation

•      TELUS Corporation

•       Thomson Reuters Corporation

•      Time Warner Cable Inc.

•       T-Mobile US, Inc.

•      Windstream Holdings, Inc.

•      Xerox Corporation

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General industry survey data, as described below, was also considered in determining the compensation levels of the NEOs and other executives. In the case of executives for whom there was no publicly available data or no comparable position at the peer group companies, the results from proprietary general industry executive compensation surveys were analyzed to assess competitiveness.

As an initial step in the consideration of survey data, the survey is size-adjusted based on our annual revenue. The 2015 survey data used to determine 2016 compensation was size-adjusted to approximately $6.0 billion, which reflected Frontier’s estimated size following our acquisition of the wireline properties of AT&T in Connecticut (the AT&T Acquisition). Similarly, in 2016, the survey data used to determine 2017 compensation was size-adjusted to $10.4 billion to approximate Frontier’s 2016 revenue, adjusted as if the California, Texas and Florida Acquisition had closed on January 1, 2016. The analyses included examining how each executive’s compensation compared to the results in the surveys for base salary, target bonus, target total annual compensation (consisting of base salary and target bonus), target long term incentives and target TDC (consisting of base salary, target annual bonus opportunity and target long-term incentives). Some of our NEOs have responsibilities that extend beyond the traditional scope indicated by their titles. As a result, directly comparable roles in the survey data were not always available. In these cases, the Compensation Committee took into account data from these third-party surveys and the importance of the role to Frontier when determining the commensurate total compensation levels for the NEO. In considering the survey data, the Compensation Committee did not review nor is it aware of the specific companies that are included in the surveys.

2016 Realized Pay

The table below supplements the Summary Compensation Table that appears later in this Proxy Statement. The Realized Pay Table shows the compensation actually received by each NEO in 2016, 2015 and 2014. Realized pay for an NEO for any given year may be greater or less than the compensation reported in the Summary Compensation Table for that year depending on fluctuations in stock prices on the grant and vesting dates, differences in equity grant values from year to year and SEC reporting requirements, as described below.

The primary difference between the Realized Pay Table and the Summary Compensation Table is the method used to value restricted stock awards and performance share awards. SEC rules require that the grant date fair value of all restricted stock awards and performance share awards be reported in the Summary Compensation Table for the year in which they were granted. As a result, a significant portion of the total compensation amounts reported in the Summary Compensation Table relates to restricted stock awards and performance shares that have not vested or been earned, for which the value is therefore uncertain and which may end up having no value at all. In contrast, the Realized Pay Table includes only restricted stock and performance shares that vested during the applicable year and shows the value of those awards as of the applicable vesting date.

There is no assurance that the NEOs will actually realize the value attributed to these awards even in this Realized Pay Table, since the ultimate value of the restricted stock and performance shares will depend on the price of Frontier’s common stock when the vested and earned shares are sold by the executives. Our executives are subject to periodic stock sale restrictions and our stock ownership guidelines, which also limit their ability to sell Frontier stock received as compensation.

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2016 Realized Pay Table

Name	Year	Salary(1)	Transaction Bonus(2)	Actual Cash Incentive Bonus(3)	Restricted Stock Awards Vested(4)	Performance Shares Earned (5)	All Other Compensation(6)	Total
Daniel J. McCarthy	2016	$981,251	—	—	$1,934,451	$386,314	$10,800	$3,312,816
	2015	$862,500	—	$1,165,500	$2,524,118	$557,668	$9,105	$5,118,891
	2014	$658,333	$250,000	$667,575	$989,196	$648,624	$9,055	$3,222,783
R. Perley McBride(7)	2016	$199,432	—	—	—	—	$109,489	$308,921
Steve Gable(8)	2016	$458,750	$1,000,000	—	$78,324	$18,029	$9,884	$1,564,987
Cecilia K. McKenney	2016	$483,906	$459,600	—	$933,898	$160,966	$9,805	$2,048,175
	2015	$445,833	—	$457,800	$1,336,964	$278,836	$9,105	$2,528,538
	2014	$370,833	$175,000	$370,875	$549,621	$324,322	$8,855	$1,799,506
John J. Lass(9)	2016	$436,156	$415,200	—	$318,947	$48,419	$9,836	$1,228,558
Kathleen Q. Abernathy(10)	2016	$415,000	$840,000	—	$719,518	$96,580	$10,202	$2,081,300
	2015	$397,247	—	$403,200	$1,094,837	$209,127	$9,000	$2,113,411
John M. Jureller	2016	$493,864	—	—	$1,018,373	—	$286,904	$1,799,141
	2015	$568,750	—	$548,550	$1,102,623	$487,959	$9,105	$2,716,987
	2014	$531,250	$200,000	$506,863	$249,500	—	$8,855	$1,496,468
(1)	Amounts shown in this column equal the amounts reported in the “Salary” column of the Summary Compensation Table.

(2)	Amounts shown in this column equal the amounts reported in the “Bonus” column of the Summary Compensation Table and reflect bonuses granted in connection with the closing of the AT&T Acquisition in October 2014 and the closing of the California, Texas and Florida Acquisition in April 2016.

(3)	Amounts shown in this column equal the amounts reported in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.

(4)	Amounts shown in this column represent the aggregate value of all restricted stock that vested during the applicable year. The value of restricted stock realized upon vesting is based on the closing price of our common stock on the vesting dates and does not take into account the NEO’s tax liability upon vesting. See page 36 for a discussion of restricted stock awards.

(5)	Amounts in this column represent the value of performance shares that were earned for the applicable Measurement Period, based on the closing price of our common stock on the last day of the Measurement Period. See page 37 for a discussion of performance share awards.

(6)	Amounts shown in this column equal the amounts reported in the “All Other Compensation” column of the Summary Compensation Table.

(7)	Information for Mr. McBride is not provided for 2014 or 2015 because he joined Frontier in September 2016.

(8)	Information for Mr. Gable is not provided for 2014 or 2015 because he was not an NEO for those years.

(9)	Information for Mr. Lass is not provided for 2014 or 2015 because he was not an NEO for those years.

(10)	Information for Ms. Abernathy is not provided for 2014 because she was not an NEO for that year.

2016 Total Direct Compensation for NEOs

Cash Compensation

Base Salary. Base salaries for our executives, including our NEOs, are set by the Compensation Committee after consideration of various factors, including individual performance, executive experience and skill set, the ability to attract and retain talented executives and market data.

Executives are eligible for increases to their base salary if there is a change in responsibility or the individual’s base salary is not in line with desired market position. We generally target the median of our peers when setting base salary, but any increases or decreases are ultimately at the discretion of the Compensation Committee.

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Effective April 1, 2016, in order to bring certain base salaries in line with the desired market position, and in view of Frontier having nearly doubled in size with the closing of the California, Florida and Texas Acquisition, the Compensation Committee approved the following increases:

NEO	2016 Base Salary	Change from 2015 Base Salary
Daniel J. McCarthy	$1,000,000	8.1%
Steve Gable	$470,000	10.6%
Cecilia K. McKenney	$487,000	2.5%
John J. Lass	$440,000	3.5%
Kathleen Q. Abernathy	$420,000	5.0%

Bonus. The Compensation Committee uses the Frontier Bonus Plan to provide cash incentives to executives, including the NEOs, based on the achievement of certain company metrics (Company Performance Goals) and individual performance goals. The bonus pool is funded based solely on achievement of Company Performance Goals, and the funded pool is allocated based on achievement of Company Performance Goals and individual performance goals. For 2016, the results of the Company Performance Goals were to represent 60% of the funded bonus, and the results of the individual performance evaluations were to represent 40% of the funded bonus. An NEO’s “target bonus opportunity” is expressed as a percentage of his or her annual base salary and represents the amount the NEO would receive if performance metrics are achieved at target. For 2016, each NEO, other than Mr. McCarthy, had a target bonus opportunity equal to 100% of his or her base salary; Mr. McCarthy’s target bonus opportunity was 130% of his base salary. Potential bonus payouts could be from 0% for below-threshold performance, up to a maximum of 156% for outstanding performance, of each NEO’s target bonus opportunity. Achievement of threshold performance would result in a payout of 70% of the target bonus opportunity, subject to the discretion of the Compensation Committee to award no bonuses even if threshold performance is achieved.

Individual performance goals for 2016 were tailored to each NEO’s role and responsibilities. For 2016, the Compensation Committee determined to revise the Company Performance Goals from those used in prior years in order to align executive interests with Frontier’s business objectives following the California, Texas and Florida Acquisition. The Company Performance Goals were weighted in relation to their importance to Frontier’s overall success (the Weighted Company Performance Goals).

2016 Weighted Company Performance Goals	Weighting to Set Bonus Pool
(1) Financial Targets — Revenue, Adjusted EBITDA, Adjusted Free Cash Flow Per Share (equally weighted)	60%
(2) Customer Experience Improvements	10%
(3) Product Improvements — Product Quality Score Improvements — Video Market Penetration — Expand Broadband Availability — Speed Enhancements	15%
(4) Prepare and Develop Future Workforce — Increased Training and Certification — Improve Customer Operations Metrics — Promote and Develop Diverse Workforce	15%
100%

Specified financial targets are included in the Weighted Company Performance Goals because Frontier uses these targets to assess the overall financial health and performance of Frontier, to analyze and evaluate strategic and operational decisions and to understand cash flow generation.

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We include Customer Experience Improvements in the Weighted Company Performance Goals because customer experience drives revenue. We also include various measures of the quality and availability of our products in order to incent management to improve them. Specifically, in 2016 we targeted the expansion of our video product into new markets, the capability to deliver broadband to additional households and the delivery of faster speed to existing customers. The ability to execute on these goals will be important in driving revenue. Because Frontier is committed to attracting, developing and retaining a strong workforce, we also included metrics designed to promote enhanced training and improved customer operations and support diversity initiatives.

At its February 2017 meeting, the Compensation Committee reviewed Frontier’s performance against each of the financial targets for 2016, which was as follows:

($ in millions, except per share amounts)
Financial Target	Threshold (approx. 90% of Target)	Target	Outstanding (approx. 110% of Target)	Result	Percentage of Target
Revenue	$8,585	$9,539	$10,493	$8,896	93.3%
Adjusted EBITDA	$3,269	$3,632	$3,995	$3,525	97.1%
Adjusted Free Cash Flow Per Share	$0.69	$0.77	$0.85	$0.79	102.6%

Payout for performance between levels is determined using linear interpolation.

The Compensation Committee also reviewed 2016 performance against each of the metrics set for the year and determined the following:

•	Frontier’s customer experience improvements, which were designed to increase value for our customers, were accomplished at 38.7% of target.

•

Product improvement initiatives, which included the introduction of video services under our Vantage brand into five new markets, the increase in broadband availability and the deployment of speed enhancements, were accomplished at 100% of target.

•

We developed a stronger workforce through the enhanced training of technicians, internet help desk representatives and other customer-facing personnel and supported our diversity initiatives. Performance against our workforce targets was 100% of target.

After assessing performance under each of the Weighted Company Performance Goals, we apply a 3:1 power ratio for results between the threshold (90%) and maximum (110%), meaning that for each one percent that performance is above or below the target (100%), the bonus increases or decreases by three percentage points.

Performance against the 2016 Weighted Company Performance Goals is summarized in the following table:

2016 Weighted Company Performance Goals	2016 Performance
(1) Financial Targets (60%)	97.7%
(2) Customer Experience Improvements (10%)	38.7%
(3) Product Improvements (15%)	100%
(4) Prepare and Develop Future Workforce (15%)	100%
Total Weighted Company Performance	92.5%
Total Weighted Company Performance Percentage with 3:1 Power Ratio	77%

After applying the 3:1 power ratio, the performance percentage is calculated. The funded bonus pool is determined accordingly. The performance percentage is applied to each participant’s target bonus award, and each participant’s actual bonus is equal to 60% of the performance-adjusted target bonus plus an individual performance factor times 40% of the performance-adjusted target bonus. Individuals can earn 0% to 150% of the individual performance factor, depending on performance. To determine this factor, the Compensation Committee evaluates each NEO’s performance against the

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individual’s 2016 performance goals, which are tailored to each NEO’s role and responsibilities and objectives for the year. For each NEO (other than Mr. McCarthy), the Compensation Committee considers Mr. McCarthy’s analysis and recommendations in evaluating each NEO’s performance and determining his or her bonus. For Mr. McCarthy, the Compensation Committee independently evaluates his performance.

Despite many successes, the Compensation Committee recognized that Frontier also faced challenges that negatively impacted revenue and profitability in 2016. As a result, stockholder value declined significantly. Consistent with our approach to align executive pay with stockholder interests, due to Frontier’s performance in 2016, the Compensation Committee elected to exercise negative discretion and (i) not pay annual cash bonuses to our employees, including our NEOs, for the year, and (ii) reduce the performance percentage for restricted stock and performance share grants to 74% of target.

At its February 2017 meeting, the Compensation Committee also set the 2017 Company Performance Goals for our Senior Leadership Team, including our NEOs, which are intended to focus senior leadership on driving financial goals.

2017 Company Performance Goals	Weighting to Set Bonus Pool
(1) Revenue	12.5%
(2) Adj. EBITDA	50%
(3) Operating Cash Flow	25%
(4) Net Experience Score (a measure of customer experience)	12.5%

Equity Compensation

The Compensation Committee provides long-term incentives to our employees, including our NEOs, through a combination of restricted stock and performance share awards granted under our 2013 Equity Incentive Plan.

In 2016, the Compensation Committee revised the financial metrics used to make restricted stock awards, which eliminated the overlap with the metrics used to make performance share awards. This change further aligns stockholder and executive interests by incentivizing executive officers to focus on Frontier’s overall financial performance.

In February of each year, the Compensation Committee sets a target dollar value of total equity awards for each NEO for that year to fulfill the purposes described above under “Compensation Program Design.” In making this determination, the Compensation Committee considers peer group information and survey data (see page 31 for additional information), as well as the need to align each NEO’s interests with those of our stockholders.

For 2016, the Compensation Committee determined that one-third of long-term incentive awards should be in the form of performance shares and two-thirds in the form of restricted stock awards. The Committee believes that this mix is appropriate at this time because it aligns stockholder value and executive interests by linking compensation to long-term performance and stockholder returns. There is no minimum guaranteed level of equity awards. In February 2016, the Compensation Committee set the following targets for 2016 equity awards for each NEO, other than Mr. McBride, whose target was set when he joined Frontier:

Name	2016 Target Value of Restricted Stock Awards	2016 Target Value of Performance Share Awards	2016 Target Value of Total Equity Awards
Daniel J. McCarthy	$3,740,000	$1,760,000	$5,500,000
R. Perley McBride	$1,450,000	$760,000	$2,210,000
Steve Gable	$850,000	$400,000	$1,250,000
Cecilia K. McKenney	$1,105,000	$520,000	$1,625,000
John J. Lass	$850,000	$400,000	$1,250,000
Kathleen Q. Abernathy	$680,000	$320,000	$1,000,000

Restricted Stock Awards. The Compensation Committee uses restricted stock awards (RSAs) as a component of compensation because RSAs encourage our NEOs to focus attention on decisions that emphasize long-term returns for stockholders. RSAs are granted based on performance and vest ratably over three years.

The Compensation Committee generally makes all RSA grants to our executives, including our NEOs, at its regularly scheduled meeting each February, with the exception of awards to eligible new hires, which are awarded as of the date of hire.

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In accordance with the restricted stock plan, in order for any RSAs to be granted, the Compensation Committee set a minimum performance threshold of an average of 90% for the three financial targets included in the Weighted Company Performance Goals (Revenue, Adjusted EBITDA and Adjusted Free Cash Flow Per Share) under the Bonus Plan.

The Compensation Committee determines the dollar value of RSA grants based upon the target set at the beginning of the year, which is then adjusted based on attainment of the Weighted Company Performance Goals and assessment of individual performance at the end of such year. There is no guarantee that an NEO will receive an RSA grant, meaning that an NEO could receive 0% of his or her target RSA opportunity for below-threshold performance. The maximum dollar value of potential RSA grants varies by NEO, with the highest being 169% of the value of such NEO’s target RSA opportunity, in cases of outstanding performance. The Compensation Committee assesses Mr. McCarthy’s individual performance and determines his RSA grant. RSA grants for the other NEOs are determined by the Compensation Committee, taking into account the recommendations of Mr. McCarthy.

In February 2016, the Compensation Committee determined that the minimum performance threshold was met for 2015 and assigned each NEO the dollar amounts shown in the Grants of Plan-Based Awards Table on page 46. The dollar amount was then converted to a number of RSAs based on the average of the high and low price of Frontier’s common stock on the date of grant.

In February 2017, the Compensation Committee approved RSA grants based on 2016 performance of the NEOs as set forth below under “February 2017 NEO Compensation Actions.”

Performance Share Awards. Performance share awards are an important component of compensation because they encourage a focus on long-term financial performance and TSR, further aligning the interests of our NEOs and stockholders.

The NEOs receive a target performance share award each year at a regularly scheduled Compensation Committee meeting. Performance share awards are then earned at the end of the three-year Measurement Period applicable to these awards based on the following:

• Achievement of annual targets for operating cash flow for each year in the three-year Measurement Period	Important measure of Frontier’s underlying financial performance
• Our TSR relative to the Integrated Telecommunications Services Group (GICS Code 50101020) for the three-year Measurement Period	Creates direct link to stockholder results

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Annual operating cash flow targets are used because it would not be feasible to set and calculate multi-year performance given Frontier’s significant acquisition activity. A three-year relative TSR modifier is applied in order to measure Frontier’s execution on its strategic goals over a multi-year period relative to our industry peers. The Operating Cash Flow and TSR modifiers for results that fall in between levels is determined using straight line interpolation.

An executive must remain employed by Frontier throughout the three-year Measurement Period and also must maintain a satisfactory performance rating throughout the Measurement Period in order for the award to vest. Performance share awards, to the extent earned, will be paid out in the form of common stock on a one-to-one basis, plus accrued dividends on such earned shares, shortly following the end of the three-year Measurement Period.

In February 2016, the Compensation Committee approved target performance share awards for each of the NEOs for the 2016-2018 Measurement Period. These awards are described in the Grants of Plan-Based Awards Table and the narrative that follows that table. Actual shares earned will be determined by the Compensation Committee in February 2019 and will be subject to increase or decrease (including forfeiture of the entire award for below threshold performance with respect to operating cash flow) as set forth in the diagram above.

In February 2017, following the completion of the 2014-2016 Measurement Period, the Compensation Committee determined the number of shares of common stock earned for that period. The 2014-2016 Measurement Period results were as follows:

Operating Cash Flow Results (dollars in millions)
Year	Target	Actual	Performance as % of Target
2014	$1,619	$1,441	89.0%
2015	$1,713	$1,603	93.5%
2016	$2,342	$2,266	96.7%
Average			93.1%
TSR Performance Modifier			77% (27th percentile)
Number of shares earned as % of target performance share awards			71.7%

The number of shares of common stock earned by each of the NEOs for the 2014-2016 Measurement Period is set forth below under “February 2017 NEO Compensation Actions.”

In February 2017, the Compensation Committee also granted target performance share awards for the 2017-2019 Measurement Period for the NEOs as set forth below under “February 2017 NEO Compensation Actions” and set the relative TSR performance modifier for the 2017-2019 Measurement Period.

Perquisites and Other Benefits

As an inducement to accept employment with Frontier, Mr. McBride received $75,000 for relocation assistance, which includes household goods transfer, closing costs and temporary housing, and a tax gross up for taxes related to such services equal to $34,312. There were no other reportable perquisites in 2016 for the CEO or the other NEOs.

We provide other benefits to our NEOs on the same basis as all of our non-union, full-time employees, although we require the executives to pay a higher percentage of the costs than other employees. These benefits consist of medical, dental and vision insurance, basic life and disability insurance and matching contributions to our 401(k) plan for employees who participate in the plan. The Frontier-paid life insurance benefit for all employees, including the NEOs, is one-times annual base salary, up to a maximum of $50,000.

Messrs. McCarthy, McBride and Lass are our only NEOs with vested benefits under the Frontier Pension Plan, which was frozen for all non-union participants in 2003.

Executives are not eligible for retiree medical benefits.

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Compensation for Mr. Jureller

Frontier and Mr. Jureller entered into a Separation Agreement and Release dated September 12, 2016, pursuant to which Mr. Jureller agreed to continue to serve in transitional capacities through November 4, 2016. As consideration for Mr. Jureller’s compliance with the terms of the Separation Agreement, the Compensation Committee agreed to pay Mr. Jureller $1,500,000 (paid in two installments), and to pay COBRA premiums for 15 months. The compensation arrangements in place for Mr. Jureller prior to his departure in November 2016 were established in accordance with the general processes outlined above for our NEOs. Upon his departure, Mr. Jureller forfeited his outstanding cash and unvested equity incentive awards. See below under “Employment Arrangements; Potential Payments Upon Termination or Change-in-Control” for additional information.

February 2017 NEO Compensation Actions

In February 2017, the Compensation Committee met to evaluate the performance of our CEO and the other NEOs to determine base salaries for 2017, annual cash bonus payouts for 2016 performance, RSA grants related to 2016 performance, performance share awards earned for the 2014-2016 Measurement Period and target performance share awards granted for the 2017-2019 Measurement Period. As part of its compensation determinations, the Committee considered competitive market data provided by its independent compensation consultant.

The Committee evaluated Mr. McCarthy based upon Frontier’s 2016 financial performance (as measured by Revenue, Adjusted EBITDA and Adjusted Free Cash Flow Per Share), his leadership with respect to the achievement of the Company Performance Goals and his 2016 individual performance goals, which included the execution of near-term and long-term strategic initiatives. Specifically, the Committee recognized his leadership with respect to:

•	The closing of the California, Texas and Florida Acquisition

•	The hiring of a new Chief Financial Officer, Perley McBride

•	The implementation of a new organizational structure that allows Frontier to better serve its consumer and business customers

•	Financial and stock performance of Frontier

For the other NEOs, whose performance was evaluated based on the same Company Performance Goals as Mr. McCarthy, the Compensation Committee reviewed Mr. McCarthy’s performance assessments and compensation recommendations. The Committee then discussed its assessment of each NEO and approved RSA grants related to 2016 performance, performance share awards earned for the 2014-2016 Measurement Period and target performance share awards granted for the 2017-2019 Measurement Period, in each case as set forth in the table below. At this meeting, the Compensation Committee elected to use its negative discretion and no annual bonuses were awarded for 2016 performance. The Compensation Committee also elected not to increase base salaries for our NEOs in 2017. In furtherance of the purposes of our compensation program, including retention of talented individuals and the alignment of stockholder and executive interests, the Committee approved RSA grants for our NEOs based on attainment of the Weighted Company Performance Goals at 74% of target and an individual performance factor of 130%.

Name	2017 Base Salary (no change from 2016) ($)	2016 Incentive Bonus Payout ($)	Restricted Stock Awarded (#)	Performance Share Awards Earned(1) (#)	Target Performance Share Awards Granted(2) (#)
Daniel J. McCarthy	$1,000,000	$0	1,082,070	114,294	721,805
R. Perley McBride	$650,000	$0	419,519	—	300,752
Steve Gable	$470,000	$0	245,925	5,334	180,452
Cecilia K. McKenney	$487,000	$0	319,703	47,623	180,452
John J. Lass	$440,000	$0	245,925	14,325	120,301
Kathleen Q. Abernathy(3)	$420,000	$0	—	28,574	—

(1)	The amounts in this column represent the number of performance shares earned for the 2014-2016 Measurement Period, 71.7% of target.

(2)	The amounts in this column represent the target number of shares awarded in February 2017 for the 2017-2019 Measurement Period.

(3)	Ms. Abernathy stepped down from her executive officer role in November 2016 and assumed the position of Senior Advisor until her planned retirement in April 2017.

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Roles and Responsibilities

The Compensation Committee

The Compensation Committee is responsible for approving and overseeing our executive compensation philosophy and programs, as well as determining and approving the compensation for our senior executives, which includes our NEOs. Each year, at its February meeting, the Compensation Committee reviews the Company Performance Goals and the individual performance goals for the NEOs and approves the target levels for each of the compensation components that apply to the NEOs for the upcoming year. At that same meeting, the Compensation Committee assesses the performance of our NEOs for the year just ended. With respect to CEO compensation, the Compensation Committee reviews its recommendations with the other independent directors and considers any additional input from them before finalizing its decision.

In making its compensation decisions, the Compensation Committee reviews tally sheets setting forth all components of compensation paid to the NEOs for the past five years, along with target compensation for those years, including base salary, bonus, grant date values of RSAs and performance share awards and the value of dividends paid on unvested restricted shares. These tally sheets also show the executives’ holdings of unvested RSAs and performance share awards from prior years’ awards and the current value of those awards. The Compensation Committee uses these tally sheets to (i) review the total annual compensation of the NEOs over the past five years, (ii) assess the executive officers’ compensation against their individual and company performance over that period and (iii) assure that the Committee has a comprehensive view of our compensation programs.

The Compensation Committee reviews on a periodic basis management compensation programs, including any management incentive compensation plans, to determine whether they are appropriate, properly coordinated and achieve their intended purpose(s), and recommends to the Board any modifications or new plans or programs.

The Chief Executive Officer

Our CEO annually reviews the performance and contributions of our senior executives, including our NEOs, and presents to the Compensation Committee his performance assessments and compensation recommendations, including the proposed award for each component of the executive’s total compensation. Mr. McCarthy’s review consists of an assessment of the executive’s performance against company-level and individual goals and targets. The Compensation Committee then conducts a separate review process with respect to these executives and, after making any adjustments, approves the compensation for these executives.

The CEO has no involvement in setting his own compensation.

The Compensation Consultant

The Compensation Committee retains an independent executive compensation consultant that provides services solely to the Compensation Committee and not Frontier. Since 2010, the Compensation Committee has engaged Frederic W. Cook & Co., Inc. to assist the Committee in the development of compensation programs, evaluation of compensation practices and the determination of compensation awards. In addition, in 2016 the compensation consultant provided advice and insights on additional compensation matters, including with respect to the peer group, benchmarking of executive compensation levels and director compensation, incentive plan design review and our stock incentive plan, and reviewed this Compensation Discussion and Analysis.

The Compensation Committee considers the compensation consultant’s input and advice but reaches its own independent decisions on compensation matters. Importantly, the Compensation Committee has sole authority to retain and terminate the compensation consultant.

The compensation consultant provides no other services to Frontier and the Compensation Committee has instituted policies to avoid conflicts of interest raised by the work of the compensation consultant. Pursuant to SEC rules, the Compensation Committee is required to consider any conflicts of interest raised by the work of the Compensation Committee’s compensation consultants. After considering the relevant factors, the Compensation Committee determined that no conflicts of interest were raised by the work of the compensation consultant in 2016.

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Additional Compensation Features and Policies

Stock Ownership Guidelines

To further align our executives’ interests with those of our stockholders, our Board established stock ownership guidelines for the CEO and the other members of the Senior Leadership Team, and reviews the guidelines annually. The CEO is expected to own shares of Frontier stock having a minimum value of five times (5x) base salary, the CFO is expected to own shares of Frontier stock having a minimum value of three and one-half times (3.5x) base salary and each other member of the Senior Leadership Team is expected to own shares of Frontier stock having a minimum value of two and one-half times (2.5x) base salary. Unvested restricted stock awards and unearned performance shares are not counted for purposes of fulfilling this requirement. At such times as a member of the Senior Leadership Team does not meet the applicable ownership guideline, the executive will be required to hold 50% of Frontier stock that the executive acquires after that date through the Frontier equity compensation programs, excluding shares sold to pay related taxes. The Compensation Committee administers these stock ownership guidelines.

Hedging and Pledging Prohibition

Executives are prohibited from hedging or pledging their shares of Frontier stock.

Termination of Employment and Change-in-Control Arrangements

To attract talented executives, support retention objectives and ensure that executives perform their work with objectivity, we provide certain post-employment benefits to the NEOs. In addition, Frontier has a Senior Leadership Team Severance Plan (the Severance Plan), which covers, among others, our NEOs.

We also maintain change-in-control arrangements with our NEOs to promote the unbiased efforts of our executives to maximize stockholder value before, during and after a change-in-control that may impact the employment status of the executives. The Compensation Committee set the severance amounts based on peer group reviews. The change-in-control arrangements are subject to “double-trigger” vesting and do not include gross-up payments for excise taxes imposed under Section 280G of the Internal Revenue Code as a result of severance payouts.

For further discussion of these severance arrangements, see “Employment Arrangements; Potential Payments Upon Termination or Change-in-Control” that follows this Compensation Discussion and Analysis.

Clawback Policies

Since 2010, Frontier has included in all of its equity compensation awards, including to the NEOs, a recoupment or “clawback” provision. This provision requires that unvested equity awards be forfeited if the Compensation Committee determines that the employee engaged in certain defined types of misconduct, including engaging in acts considered to be contrary to the best interests of Frontier, commission of felonies or other serious crimes, or engaging in any activity which constitutes gross misconduct. The provision also provides that the Compensation Committee may in its sole discretion require the employee to return all stock that vested within the twelve month period immediately prior to the misconduct, or if no longer held by the employee, to pay to Frontier any and all gains realized from such stock.

Effective December 11, 2014, we adopted an enhanced clawback policy that is triggered if Frontier is required to restate its financial statements due to material noncompliance with any financial reporting requirement under the securities laws that was contributed to by the fraud or intentional misconduct of an executive officer, including an NEO. If the policy is triggered, the Compensation Committee will require reimbursement or forfeiture of any cash and equity incentive compensation awarded to or received by the executive officer in question during the three year period preceding the date on which Frontier is required to prepare the restatement. The amount to be recovered would be the excess of the incentive compensation obtained by the executive officer based on the erroneous data over the amount that would have been obtained by the executive officer had it been based on the restated results, as determined by the Compensation Committee. We will review the terms of this recovery policy in light of the requirements under the Dodd-Frank Act and will make any necessary changes to be in compliance with final regulations when issued.

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Tax Implications—Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to the chief executive officer or any of the three most highly compensated executive officers (other than the chief financial officer). Section 162(m) provides that “qualified performance-based compensation” will not be subject to the tax deduction limit if certain requirements are met. The Compensation Committee believes it is important to maximize the corporate tax deduction, thereby minimizing our tax liabilities. Accordingly, the 2013 Frontier Bonus Plan, the 2013 Equity Incentive Plan, the 2009 Equity Incentive Plan and the amended 2000 Equity Incentive Plan, as designed by the Compensation Committee, are intended to make compensation awarded under these plans deductible under Section 162(m) as “qualified performance-based compensation.”

While we believe preserving tax deductibility is an important objective, there can be no assurance that compensation arrangements will ultimately be tax deductible and the Compensation Committee reserves the flexibility to approve compensation arrangements that are not fully tax deductible, taking into account the primary objective of the specific program and the best interests of Frontier and our stockholders.

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Compensation Committee Report

The Compensation Committee of our Board of Directors has submitted the following report for inclusion in this proxy statement:

Our Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this proxy statement with management. Based on our Committee’s review of and the discussions with management with respect to the Compensation Discussion and Analysis, our Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into our Annual Report on Form 10-K.

The foregoing report is provided by the following directors, who constitute the Committee:

Submitted by:

Virginia P. Ruesterholz, Chair

Peter C.B. Bynoe

Larraine D. Segil

Myron A. Wick, III

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Summary Compensation Table

The following table sets forth the compensation awarded to, earned by, or paid to our CEO, CFO, the three other most highly compensated executive officers at fiscal year-end, one additional employee who would have been an NEO had she been an executive officer at fiscal year-end, and our former CFO in 2016, 2015 and 2014.

Name and Principal Position	Year	Salary	Bonus(1)	Stock Awards(2)	Non-Equity Incentive Plan Compensation(3)	All Other Compensation(4)	Total
Daniel J. McCarthy President and CEO	2016	$981,251	—	$4,455,065	—	$10,800	$5,447,115
	2015	$862,500	—	$4,170,022	$1,165,500	$9,105	$6,207,127
	2014	$658,333	$250,000	$2,394,276	$667,575	$9,055	$3,979,239
R. Perley McBride Executive Vice President and CFO(5)(6)	2016	$199,432	—	$253,553	—	$109,489	$562,474
Steve Gable Executive Vice President and CTO(6)	2016	$458,750	$1,000,000	$471,904	—	$9,884	1,940,538
Cecilia K. McKenney Executive Vice President and Chief Customer Officer	2016	$483,906	$459,600	$1,660,754	—	$9,805	$2,614,065
	2015	$445,833	—	$1,755,945	$457,800	$9,105	$2,668,683
	2014	$370,833	$175,000	$1,174,090	$370,875	$8,855	$2,099,653
John J. Lass Executive Vice President, Customer Operations(6)	2016	$436,156	$415,200	$629,257	—	$9,836	$1,490,449
Kathleen Q. Abernathy Senior Advisor and Former Executive Vice President, External Affairs(6)	2016	$415,000	$840,000	$1,020,479	—	$10,202	$2,285,681
	2015	$397,247	—	$1,089,142	$403,200	$9,000	$1,898,589

John M. Jureller Former Executive Vice President and CFO(5)	2016	$493,864	—	$2,200,973	—	$286,904	$2,981,741
	2015	$568,750	—	$2,605,451	$548,550	$9,105	$3,731,856
	2014	$531,250	$200,000	$1,714,896	$506,863	$8,855	$2,961,864

(1)	Amounts in this column represent special non-recurring bonuses granted in connection with the closing of the AT&T Acquisition in October 2014 and the closing of the California, Texas and Florida Acquisition in April 2016.

(2)	The stock awards referred to in this column consist of grants of restricted stock and grants of performance shares under the 2013 Equity Incentive Plan. The amounts shown in this column represent the grant date fair value, pursuant to Financial Accounting Standards Board ASC Topic 718, of the stock awards granted in the applicable year or, with respect to multi-year performance share awards where performance conditions are set at the beginning of each year, the fair value of the shares subject to the performance conditions for the applicable year. In the latter case, accounting standards provide that each annual establishment of performance conditions during a multi-year vesting period constitutes a separate “grant date.” As a result, the grant date fair value of the performance share awards granted in 2016 is calculated using only the first tranche of the grant for the 2016-2018 Measurement Period; the second and third tranches of the 2016-2018 Measurement Period are not included because the performance conditions for those tranches had not been set in 2016. With respect to the grant for the 2015-2017 Measurement Period, the grant date fair value is calculated using the second tranche, as the grant date fair value for the first tranche was reported last year and the performance conditions for the third tranche were not set in 2016. With respect to the grant for the 2014-2016 Measurement Period, the grant date fair value is calculated using the third tranche, as the grant date fair values for the first two tranches were reported in prior years. Further, in calculating the grant date fair value of such performance shares in the table, the target number of shares was used. Frontier uses Monte Carlo simulations to value performance share awards. The value of such performance shares assuming that the highest level of operating cash flow and TSR performance will be achieved (using the methodology described above) would be as follows: McCarthy: $1,738,270; Gable: $257,643; McKenney: $595,317; Lass: $308,712; Abernathy: $363,873; and Jureller: $855,711. For a discussion of valuation assumptions, see Note 11 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2016. For additional details regarding the stock awards, see the Grants of Plan-Based Awards table below and the accompanying narrative.

(3)	The amounts shown in this column represent cash awards made under the Frontier Bonus Plan. Awards for each year are generally paid in March of the following year.

(4)	The All Other Compensation column includes premiums for life insurance coverage paid for by Frontier and a 401(k) match. The SEC requires us to identify and quantify any individual item of compensation exceeding $10,000, except with respect to perquisites and other personal benefits, disclosure of which may be omitted for an NEO if they aggregate less than $10,000 in the fiscal year. Other than as set forth below, no perquisites or personal benefits are included in this column for 2016:

•

Amounts shown for Mr. McBride include the payment of $75,000 for relocation assistance, which includes household goods transfer, closing costs and temporary housing, plus a tax gross up for taxes related to such services equal to $34,312, each as an inducement to accept employment with Frontier.

•	Amounts shown for Ms. Abernathy consist of premiums for life insurance coverage paid for by Frontier and a 401(k) match.

•

Amounts shown for Mr. Jureller consist of payments for life insurance coverage, a 401(k) match and $250,000 in severance and $27,000 in accrued vacation time paid in connection with his departure from Frontier in November 2016.

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(5)	Mr. McBride assumed the role of Executive Vice President and Chief Financial Officer on November 4, 2016, at which time Mr. Jureller ceased to be a Frontier employee. All references to “CFO” in the compensation tables and accompanying narrative refer to Mr. McBride.

(6)	Information for Messrs. McBride, Gable and Lass is not provided for 2014 and 2015 because they were not NEOs for those years. Information for Ms. Abernathy is not provided for 2014 because she was not an NEO for that year.

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Grants of Plan-Based Awards

The following table sets forth information with respect to awards granted to each of our NEOs during the 2016 fiscal year.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units	Grant Date Fair Value of Stock Awards(1)
		Threshold	Target	Maximum	Threshold	Target	Maximum
Name	Grant Date	($)	($)	($)	(#)	(#)	(#)	(#)	($)
Daniel J. McCarthy
Cash bonus award	2/11/16	$910,000	$1,300,000	$2,028,000
Performance share award (2016-2018)	2/11/16				73,950	140,857	228,892		$584,847
Performance share award (2015-2017)	2/11/16				29,825	56,809	92,315		$246,867
Performance share award (2014-2016)	2/11/16				27,896	53,135	86,344		$237,992
Restricted stock award	2/11/16							811,837	$3,385,360
R. Perley McBride(2)
Cash bonus award	9/12/16	$455,000	$650,000	$1,014,000
Restricted stock award	9/12/16							54,645	$253,553
Steve Gable
Cash bonus award	2/11/16	$329,000	$470,000	$733,200
Performance share award (2016-2018)	2/11/16				16,807	32,013	52,021		$132,920
Performance share award (2015-2017)	2/11/16				1,755	3,342	5,431		$14,523
Performance share award (2014-2016)	2/11/16				1,302	2,480	4,029		$11,106
Restricted stock award	2/11/16							75,145	$313,355
Cecilia McKenney
Cash bonus award	2/11/16	$340,813	$487,000	$759,525
Performance share award (2016-2018)	2/11/16				21,849	41,617	67,627		$172,795
Performance share award (2015-2017)	2/11/16				11,404	21,721	35,297		$94,390
Performance share award (2014-2016)	2/11/16				11,623	22,140	35,977		$99,164
Restricted stock award	2/11/16							310,409	$1,294,406
John J. Lass
Cash bonus award	2/11/16	$308,000	$440,000	$686,400
Performance share award (2016-2018)	2/11/16				16,807	32,013	52,021		$132,920
Performance share award (2015-2017)	2/11/16				3,289	6,266	10,182		$27,228
Performance share award (2014-2016)	2/11/16				3,496	6,660	10,822		$29,829
Restricted stock award	2/11/16							105,343	$439,280
Kathleen Q. Abernathy
Cash bonus award	2/11/16	$294,000	$420,000	$655,200
Performance share award (2016-2018)	2/11/16				13,445	25,610	41,617		$106,336
Performance share award (2015-2017)	2/11/16				7,018	13,367	21,721		$58,087
Performance share award (2014-2016)	2/11/16				6,974	13,284	21,587		$59,499
Restricted stock award	2/11/16							191,021	$796,558
John M. Jureller
Cash bonus award	2/11/16	$409,500	$585,000	$912,600
Performance share award (2016-2018)	2/11/16				31,597	60,184	97,800		$249,890
Performance share award (2015-2017)	2/11/16				16,491	31,412	51,045		$136,503
Performance share award (2014-2016)	2/11/16				18,597	35,423	57,563		$158,661
Restricted stock award	2/11/16							397,103	$1,655,920

(1)	See footnote (2) to the Summary Compensation Table for a description of the methods used to determine the grant date fair value of stock awards.
(2)	Mr. McBride assumed the role of Executive Vice President and Chief Financial Officer on November 4, 2016 and so did not receive plan-based awards during 2016.

Frontier Communications Corporation	46	2017 Proxy Statement

EXECUTIVE COMPENSATION

Cash awards under the Frontier Bonus Plan for 2016 performance shown under the Estimated Possible Payouts Under Non-Equity Incentive Plan Awards columns would have been paid in March 2017 based on performance metrics set for 2016 and achievement of individual goals, as described above under “Compensation Discussion and Analysis—2016 Total Direct Compensation for NEOs—Cash Compensation—Annual Bonus.” Target awards under the Frontier Bonus Plan are set as a percentage of base salary. Targets awards were set at 100% of 2016 base salary for each of the NEOs, other than Mr. McCarthy, whose target award was set at 130% of 2016 base salary. Payouts can be 0% of target for below-threshold performance, up to 70% of target for threshold performance, and up to 156% of target for outstanding performance. The Compensation Committee elected to exercise negative discretion and to not pay annual cash bonuses for 2016 to any Frontier employees, including the NEOs, as reported above in the Summary Compensation Table in the column entitled “Non-Equity Incentive Plan Compensation.”

The awards shown under the Estimated Future Payouts Under Equity Incentive Plan Awards columns are performance shares deemed to have been granted in 2016 in accordance with Financial Accounting Standards Board ASC Topic 718 (i.e., the first tranche of the 2016-2018 Measurement Period, the second tranche of the 2015-2017 Measurement Period and the third tranche of the 2014-2016 Measurement Period). See footnote (2) to the Summary Compensation Table. The amounts shown represent the range of shares that may be issued at the end of the applicable Measurement Period for such grants assuming achievement of threshold, target or maximum performance. If our operating cash flow performance is, on average, below threshold for the three-year Measurement Period, no shares will be issued at the end of the period. Dividends on performance shares will be accrued and paid out at the end of the three-year Measurement Period only with respect to shares that are earned and issued. See the discussion of performance share awards under “Compensation Discussion and Analysis—2016 Total Direct Compensation for NEOs—Equity Compensation—Performance Share Awards.”

The stock awards shown under the All Other Stock Awards column in the above table are grants of restricted stock. The grants represent annual restricted stock awards and vest in three equal annual installments commencing one year after the date of approval by the Compensation Committee, February 11, 2016. All such grants of restricted stock were made under our 2013 Equity Incentive Plan based on 2015 performance. Each of the NEOs is entitled to receive dividends on shares of restricted stock at the same rate and at the same time we pay dividends on shares of our common stock. The annual common stock dividend rate for 2016 was $0.42 per share, paid quarterly. No above-market or preferential dividends were paid with respect to any restricted shares. See the discussion of restricted stock awards under “Compensation Discussion and Analysis—2016 Total Direct Compensation for NEOs—Equity Compensation—Restricted Stock Awards.”

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EXECUTIVE COMPENSATION

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding outstanding equity awards held by each of the NEOs at year-end.

	Stock Awards
Name	Number of Shares of Stock or Units That Have Not Vested(1) (#)	Market Value of Shares of Stock or Units That Have Not Vested(2) ($)	Equity Incentive Plan Awards: Number of Unearned Shares That Have Not Vested(3) (#)	Equity Incentive Plan Awards: Market Value of Unearned Shares That Have Not Vested(2) ($)
Daniel J. McCarthy	1,160,189	$3,921,439	592,997	$2,004,330
R. Perley McBride	54,645	$184,700	—	—
Steve Gable	92,983	$314,283	106,065	$358,450
Cecilia K. McKenney	465,850	$1,574,573	190,013	$642,244
John J. Lass	145,029	$490,198	114,836	$388,146
Kathleen Q. Abernathy	287,992	$973,413	116,932	$395,230
John M. Jureller	—	—	—	—

(1)	The amounts shown in this column represent shares of restricted stock held by the named executive officers as of December 31, 2016. The shares of restricted stock vest as follows:

•

Mr. McCarthy: 123,539 restricted shares vest on February 18, 2017; 224,813 restricted shares vest in two equal annual installments commencing February 25, 2017; and 811,837 restricted shares vest in three equal annual installments commencing February 11, 2017.

•	Mr. McBride: 54,645 restricted shares vest in three equal annual installments commencing November 4, 2017.

•

Mr. Gable: 8,147 restricted shares vest on February 18, 2017; 9,691 restricted shares vest in two equal annual installments commencing February 25, 2017; and 75,145 restricted shares vest in three equal annual installments commencing February 11, 2017.

•

Ms. McKenney: 61,769 restricted shares vest on February 18, 2017; 93,672 restricted shares vest in two equal annual installments commencing February 25, 2017; and 310,409 restricted shares vest in three equal annual installments commencing February 11, 2017.

•

Mr. Lass: 17,004 restricted shares vest on February 18, 2017; 22,682 restricted shares vest in two equal annual installments commencing February 25, 2017; and 105,343 restricted shares vest in three equal annual installments commencing February 11, 2017.

•

Ms. Abernathy: 40,768 restricted shares vest on February 18, 2017; 56,203 restricted shares vest in two equal annual installments commencing February 25, 2017; and 191,021 restricted shares vest in three equal annual installments commencing February 11, 2017. Unvested restricted stock and performance shares are forfeited on Ms. Abernathy’s planned retirement in April 2017.

(2)	The market value of shares of common stock reflected in the table is based upon the closing price of the common stock on December 30, 2016, which was $3.38 per share.

(3)	The amounts shown in this column represent the number of performance shares that may be earned by the NEOs, as follows, in each case assuming achievement of target performance, in accordance with SEC regulations. Assuming they are earned, the performance shares would be paid out as follows:

•	Mr. McCarthy: 170,427 shares on December 31, 2017 and 422,570 shares on December 31, 2018.

•	Mr. Gable: 10,026 shares on December 31, 2017 and 96,039 shares on December 31, 2018.

•	Ms. McKenney: 65,163 shares on December 31, 2017 and 124,850 shares on December 31, 2018.

•	Mr. Lass: 18,797 shares on December 31, 2017 and 96,039 shares on December 31, 2018.

•

Ms. Abernathy: 40,101 shares on December 31, 2017 and 76,831 shares on December 31, 2018. Unvested restricted stock and performance shares are forfeited on Ms. Abernathy’s planned retirement in April 2017.

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EXECUTIVE COMPENSATION

Option Exercises and Stock Vested

The following table sets forth information regarding the shares of restricted stock and performance shares that vested for each of the NEOs in 2016. No NEO acquired any shares upon the exercise of stock options in 2016. The value of restricted stock realized upon vesting is based on the closing price of the shares on the applicable vesting dates and the value of performance shares earned is based on the closing price of the shares on December 30, 2016, the last day of the three-year Measurement Period.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Daniel J. McCarthy	507,415	$2,320,765
R. Perley McBride	—	—
Steve Gable	23,328	$96,353
Cecilia K. McKenney	238,687	$1,094,864
John J. Lass	80,000	$367,365
Kathleen Q. Abernathy	189,419	$816,098
John M. Jureller	211,416	$1,018,373

Pension Benefits

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Daniel J. McCarthy	Frontier Pension Plan	10	$185,631	—
R. Perley McBride	Frontier Pension Plan	5 years, 8 mo	$52,840	—
Steve Gable	—	—	—	—
Cecilia K. McKenney	—	—	—	—
John J. Lass	Frontier Pension Plan	21 years, 1 mo	$492,826	—
Kathleen Q. Abernathy	—	—	—	—
John M. Jureller	—	—	—	—

We have a noncontributory, qualified retirement plan, the Frontier Pension Plan, covering certain of our employees. The plan provides benefits that, in most cases, are based on formulas related to base salary and years of service. The plan was amended to provide that, effective February 1, 2003, no further benefits will be accrued under the plan by most non-union participants (including all executive officers), and is referred to as “frozen.” Messrs. McCarthy, McBride and Lass are the only NEOs with vested benefits under the plan. The estimated annual pension benefits (assumed to be paid in the normal form of an annuity) for Mr. McCarthy is $22,641, for Mr. McBride is $6,885 and for Mr. Lass is $45,438. This amount is calculated under the plan based on Mr. McCarthy’s 10 years of service, Mr. McBride’s five years, eight months of service and Mr. Lass’s 21 years, one month of service credit at the time the plan was frozen and the compensation limits established in accordance with federal tax law in the computation of retirement benefits under qualified plans. Benefits are not subject to reduction for Social Security payments or other offset amounts. For a discussion of valuation assumptions, see Note 17 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2016.

As noted in this Proxy Statement, Mr. McBride was named Executive Vice President and Chief Financial Officer in November 2016, but he previously worked for Frontier before the Frontier Pension Plan was frozen.

Employment Arrangements; Potential Payments upon Termination or Change-in-Control

Employment Agreements and Arrangements

Frontier is party to an employment agreement with each of the NEOs, and each agreement has been publicly filed with the SEC. In accordance with best practices, the agreements do not provide for a set term of employment.

Frontier Communications Corporation	49	2017 Proxy Statement

EXECUTIVE COMPENSATION

Each NEO receives a base salary and is entitled to participate in the Frontier Bonus Plan and the 2013 Equity Incentive Plan. In addition, each NEO is entitled to severance benefits under the Severance Plan.

The employment agreement for Mr. Jureller is discussed separately below.

Potential Payments upon Termination of Employment or Change-in-Control as of 12/31/2016

Under the terms of the Severance Plan, if the CEO’s employment is terminated without “cause” or by the CEO with “good reason” (each as defined in the Severance Plan), we would be required to pay the CEO an amount equal to the non-change in control severance factor applicable to the CEO (as set forth below) multiplied by the sum of his or her base salary and target bonus. In addition, all of the CEO’s restricted stock would vest, and all performance share awards granted to the CEO or any other performance incentive plan pursuant to a performance-based vesting schedule would be vested with respect to any service requirement, but the number of shares earned would be based on actual performance against the pre-established goals. In addition, in such circumstances, the CEO would be entitled to an amount equal to 18 times the monthly COBRA charge for the type of employer-provided health coverage in effect for the CEO.

With respect to other covered members of the Senior Leadership Team, which includes our NEOs other than our CEO, if the executive’s employment is terminated without “cause” or by the NEO with “good reason,” we would be required to pay the executive an amount equal to the non-change in control severance factor applicable to the executive (as set forth below) multiplied by his or her base salary. The executive would also be entitled to purchase from Frontier three months COBRA coverage at the active employee rate.

If the CEO’s employment is terminated due to his or her death or in connection with a disability, the CEO or his or her estate would be entitled to payment of six months’ base salary (paid in installments as salary continuation pursuant to our standard payroll practices) and a prorated portion of his or her target bonus for the year of termination (paid in lump sum). In addition, all restricted stock would vest, and performance shares would vest pro-rata, based on time served through the date of termination at the target level of shares granted. The CEO, or his or her spouse, in the event of the CEO’s death, would also be entitled to an amount equal to 18 times the monthly COBRA charge for the type of employer-provided coverage in effect for the CEO.

In the event the CEO’s employment is terminated without “cause” or by the CEO with “good reason” in connection with a “change in control” (as defined in the Severance Plan), the CEO would be entitled to the amounts he or she would receive in connection with a termination by us without cause or by him or her with good reason in a non-change in control context, except that (a) the change in control severance factor would apply as set forth below and (b) the number of earned performance shares would be based on actual performance as of the date of the change in control (if determinable), otherwise based on target performance, and these earned shares would vest at the time of the qualifying termination. In addition, if the successor following a change in control declines to assume Frontier’s obligations with respect to the CEO’s performance shares, the earned performance shares would vest upon the change in control, regardless of whether or not employment was terminated.

In the event another covered member of the Senior Leadership Team’s (which includes all NEOs) employment is terminated without “cause” or by the executive with “good reason” (as defined in the Severance Plan) in connection with a change in control, the executive would be entitled to the amounts he or she would receive in connection with a termination by us without cause in a non-change in control context, except that (a) the change in control severance factor would apply as set forth below and the executive’s target bonus would be included in the severance pay calculation, (b) the executive’s restricted stock would vest in full and (c) performance shares would be earned based on actual performance as of the date of the change in control (if determinable), otherwise based on target performance, and these earned shares would vest at the time of the qualifying termination. In addition, if the successor following a change in control declines to assume Frontier’s obligations with respect to the executive’s performance shares, the earned performance shares would vest upon the change in control, regardless of whether or not employment was terminated.

To the extent an executive would be subject to any excise taxes under Section 280G of the Internal Revenue Code, the amounts he or she would be entitled to receive would be “capped” to avoid any excise tax unless the total payments to be received by him or her without regard to a cap would result in a higher after-tax benefit. The executive would be responsible for paying any required excise tax.

Frontier Communications Corporation	50	2017 Proxy Statement

EXECUTIVE COMPENSATION

The severance factors are as follows:

Executive Level	Maximum Severance Factor in Non- Change in Control Situations	Severance Factor in Change in Control Situations
Chief Executive Officer	2.25	3.00
Chief Financial Officer and Chief Operating Officer (if any)	1.25	2.00
Other members of the Senior Leadership Team	1.00	1.50

The following tables set forth certain potential payments that would have been made to each NEO had his or her employment been terminated as of December 31, 2016 under various scenarios, including a change in control. The table for Messrs. McCarthy and Lass do not include their pension benefits, which are set forth under “Pension Benefits.”

Each NEO would be required to enter into a separate agreement in which the NEO releases claims against Frontier in order to receive the payments under the Severance Plan.

Because payments to be made to an NEO depend on several factors, actual amounts to be paid out upon an NEO’s termination of employment can only be determined at the time of separation from Frontier.

Payment Type	D. McCarthy	R. P. McBride	S. Gable	C. McKenney	J. Lass	K. Abernathy
Termination without Cause or Resignation for Good Reason (no CIC)
Base Salary(1)	$2,250,000	$812,500	$470,000	$486,875	$439,875	$420,000
Bonus(1)	$2,812,500	—	—	—	—	—
Value of Accelerated Restricted Stock(2)	$3,921,439	—	—	—	—	—
Value of Accelerated Performance Shares(3)	$2,004,330	—	—	—	—	—
Other Benefits(4)	$31,495	$3,330	$3,105	$3,105	$2,304	—
Total	$11,019,764	$815,830	$473,105	$489,980	$442,179	$420,000
Death or Disability
Base Salary	$500,000	—	—	—	—	—
Bonus	$1,250,000	—	—	—	—	—
Value of Accelerated Restricted Stock(2)	$3,921,439	—	—	—	—	—
Value of Accelerated Performance Shares(3)	$2,004,330	—	—	—	—	—
Other Benefits(4)	$31,495	—	—	—	—	—
Total	$7,707,264	—	—	—	—	—
Termination without Cause or Resignation for Good Reason (in connection with CIC)
Base Salary(5)	$3,000,000	$1,300,000	$705,000	$730,313	$659,813	$630,000
Bonus(5)	$3,750,000	$1,300,000	$705,000	$730,313	$659,813	$630,000
Value of Accelerated Restricted Stock(2)	$3,921,439	$184,700	$314,283	$1,574,573	$490,198	$973,413
Value of Accelerated Performance Shares(6)	$860,124	$0	$130,796	$287,498	$150,560	$176,924
Other Benefits(4)	$31,495	$3,330	$3,105	$3,105	$2,304	—
Total	$11,563,058	$2,788,030	$1,858,183	$3,325,801	$1,962,687	$2,410,337

(1)	For Mr. McCarthy, the amount shown is equal to 2.25 times his 2016 base salary and bonus opportunity. The portion of this amount related to the bonus opportunity would be paid in lump sum at the time bonus payments are made to other executives under the Frontier Bonus Plan. The remaining portion is payable to Mr. McCarthy in installments as salary continuation pursuant to our standard payroll practices. For Mr. McBride, the amount shown is equal to 1.25 times his 2016 base salary. For Messrs. Gable and Lass, Ms. McKenney and Ms. Abernathy, the amount shown is equal to 1.00 times his or her 2016 base salary. Amounts payable to each NEO (other than Mr. McCarthy) are payable in installments as salary continuation pursuant to our standard payroll practices.

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EXECUTIVE COMPENSATION

(2)	For Mr. McCarthy, all restricted stock vests upon termination without cause or by him with good reason, whether the termination is in connection with a change in control or not, and upon death or disability. For each other NEO, all restricted stock vests upon termination without cause or by such NEO with “good reason” (as defined) in connection with a change in control. Amounts shown represent the value of restricted stock held by each NEO on December 30, 2016 based on the closing price of $3.38 per share of our common stock on December 30, 2016.

(3)	Dollar value of the 592,997 performance shares held by Mr. McCarthy on December 31, 2016 based on the closing price of $3.38 per share of our common stock on December 31, 2016. The number of performance shares used for this purpose is equal to the target level of shares granted. Does not include the value of performance shares that were earned (and issued) on December 31, 2016 upon completion of the 2014-2016 Measurement Period.

(4)	Under the Severance Plan, Mr. McCarthy is entitled to an amount equal to 18 times the monthly COBRA charge for the type of employer-provided health coverage in effect for the CEO. This amount will be paid in lump sum within 60 days following termination. All other NEOs are entitled to purchase from Frontier up to three months COBRA coverage at the active employee rate.

(5)	Amounts shown are payable in lump sum upon termination of the NEO without cause or by the NEO with good reason in connection with a change of control pursuant to the Severance Plan. For Mr. McCarthy, the amount is equal to 3.00 times his 2016 base salary and bonus opportunity. For Mr. McBride, the amount is equal to 2.00 times his 2016 base salary and bonus opportunity. For Messrs. Gable and Lass, Ms. McKenney and Ms. Abernathy, the amount is equal to 1.50 times his or her 2016 base salary and bonus opportunity.

(6)	Amounts shown represent the dollar value of performance shares earned based on actual performance by each NEO as of December 31, 2016 based on the closing price of $3.38 per share of common stock on December 31, 2016. The number of earned performance shares used for this purpose is based upon the target level of shares granted. Does not include the value of performance shares that were earned and issued on December 31, 2016 upon completion of the 2014-2016 Measurement Period.

Mr. Jureller

Frontier and Mr. Jureller entered into a Separation Agreement and Release dated September 12, 2016, pursuant to which Mr. Jureller agreed to continue to serve in transitional capacities through November 4, 2016 (the Separation Date). As consideration for Mr. Jureller’s compliance with the terms of the Separation Agreement, the Compensation Committee agreed to pay Mr. Jureller $1,500,000 (paid in two installments), and to pay COBRA premiums for 15 months. The compensation arrangements in place for Mr. Jureller prior to his departure in November 2016 were established in accordance with the general processes outlined above for our NEOs. Upon his departure, Mr. Jureller forfeited his outstanding cash and equity incentive awards.

The value of Mr. Jureller’s severance benefits upon termination of employment on November 4, 2016 were as follows:

Severance Payment	Bonus	Benefits(1)	Total
$1,500,000	—	$47,848	$1,547,848

(1)	The amount equal to 15 times the monthly COBRA charge for the type of employer-provided health coverage in effect for employees in the same group plus $27,000 in accrued vacation time.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee currently consists of Ms. Ruesterholz, as Chair, Messrs. Bynoe and Wick, and Ms. Segil, who is not standing for re-election at the Annual Meeting. None of our executive officers served as: (i) a member of the compensation committee (or other committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on our Compensation Committee; (ii) a director of another entity, one of whose executive officers served on our Compensation Committee; or (iii) a member of the compensation committee (or other committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as one of our directors.

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EXECUTIVE COMPENSATION

Compensation Policy Risk Analysis

Management annually reviews our compensation policies and practices applicable to all of our employees, including the NEOs, for the purpose of evaluating the risks to Frontier arising from such policies and practices. Each component of our compensation program is evaluated for any risks to Frontier associated with such compensation. Included in these evaluations is an analysis of the likelihood that such compensation components would influence behaviors or decision-making and impact our risk profile. For 2016, risk controls, both entity-level and compensation-related, were identified and evaluated. These controls included:

•	Corporate governance and Enterprise Risk Management policies;

•	Oversight of our compensation practices and policies by the Compensation Committee, including the ability to reduce incentive payouts based on factors such as earnings and individual performance;

•

Frontier’s compensation program design, including the mix of cash and equity compensation, short- and long-term incentive compensation, “fixed” and “variable” compensation and company-wide and individual goals and targets, the use of multiple performance metrics based on the Company Performance Goals, which include financial and other quantitative and qualitative measurements, the use of modest multipliers, and maximum payout limits (in terms of dollars and percentages of base salary);

•

Performance goals that are set at levels that are sufficiently high to encourage strong performance and support the resulting compensation expense, but within reasonably attainable parameters to discourage pursuit of excessively risky business strategies; and

•

Meaningful risk mitigators, including substantial stock ownership guidelines, claw-back provisions, anti-hedging/pledging policies, independent Compensation Committee oversight and engagement of an independent consultant that does no other work for Frontier or management.

In February 2017, management reviewed its findings with the Compensation Committee at a meeting at which the Compensation Committee and management engaged in an in-depth discussion of the findings. Based on its review of management’s risk assessment of Frontier’s compensation policies, practices and controls and the Compensation Committee’s evaluation of management’s assessment, the Compensation Committee determined that such policies and practices are not reasonably likely to have a material adverse effect on Frontier.

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PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION

Frontier and its Board are committed to excellence in governance and recognize the interests that our stockholders have expressed in our executive compensation program. As part of our commitment, in 2009, the Board voluntarily adopted a Corporate Governance Guideline, commonly known as “Say-on-Pay,” to annually provide stockholders with the opportunity to endorse or not endorse compensation paid to the NEOs through consideration of the following non-binding advisory resolution:

“Resolved, that the compensation paid to Frontier’s named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and accompanying narrative discussion, is hereby approved.”

We believe that our executive compensation philosophy and programs reinforce our pay for performance culture and are strongly aligned with the long-term interests of our stockholders. The Compensation Committee, which oversees and approves the compensation philosophy and programs, engages in an extensive process to align executive pay, both short- and long-term, with Frontier’s performance and the interests of our stockholders. The Compensation Discussion and Analysis section of this Proxy Statement provides a comprehensive review of our executive compensation philosophy and programs and the rationale for executive compensation decisions, and the accompanying tables and narrative provide details on the compensation paid to our NEOs. We urge you to read this disclosure prior to voting on this proposal.

Our existing Say-on-Pay policy is consistent with Section 14A of the Securities Exchange Act of 1934 adopted in July 2010 as part of the Dodd-Frank Wall Street Reform and Consumer Protection Act. Because your vote is advisory, it will not be binding upon the Board. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements. Stockholders who wish to communicate with our Board or any specific director, including the Chairman, any non-management director, the non-management directors as a group, any independent director or the independent directors as a group, on executive compensation or any other matter of stockholder concern, can do so by writing to such director or group of directors at: Frontier Communications Corporation, 401 Merritt 7, Norwalk, Connecticut 06851. Any communication will be forwarded to the director or directors to whom it is addressed.

In accordance with the wishes of our stockholders and best practices, we will provide a say on pay vote annually and the next Say-on-Pay proposal will be included in our 2018 proxy statement.

The Board unanimously recommends that you vote FOR this proposal.

Frontier Communications Corporation	54	2017 Proxy Statement

PROPOSAL 3: ADVISORY VOTE ON FREQUENCY OF EXECUTIVE COMPENSATION PROPOSAL

PROPOSAL 3: ADVISORY VOTE ON FREQUENCY OF EXECUTIVE COMPENSATION PROPOSAL

We are providing our stockholders with a separate advisory vote on the frequency of the advisory vote on executive compensation. By voting on this proposal, stockholders may indicate whether they would prefer an advisory vote on executive compensation every year, every two years, or every three years. Stockholders also have the option to abstain from voting on this matter.

It is important that our executive compensation policies and procedures are aligned with the best interests of our stockholders and our company. Consequently, the Board has determined that an annual advisory vote on executive compensation is the most appropriate alternative at this time given our existing compensation program, which focuses on annual performance goals. Consistent with this view, in 2009 the Board adopted an annual “Say-on-Pay” Corporate Governance Guideline to provide stockholders with the opportunity to endorse or not endorse Frontier’s executive compensation policies and procedures through consideration of Proposal 2, above. We continue to believe that for 2017 an annual advisory vote on executive compensation best aligns with our existing compensation program, but we will periodically reconsider this determination should changes in our compensation program or other circumstances warrant a less frequent vote.

This proposal is required to be presented to stockholders at least once every six years pursuant to Section 14A of the Securities Exchange Act of 1934 adopted as part of the Dodd-Frank Wall Street Reform and Consumer Protection Act. The Board values the opinion of our stockholders and will take into account the outcome of the vote when considering the frequency of the advisory vote. Because your vote is advisory, it will not be binding upon the Board and the Board may decide it is in the best interests of our company and our stockholders to hold an advisory vote on executive compensation more or less frequently than the option approved by our stockholders.

The Board unanimously recommends a vote for presenting the advisory proposal on executive compensation EVERY YEAR.

Frontier Communications Corporation	55	2017 Proxy Statement

PROPOSAL 4: APPROVAL OF 2017 EQUITY INCENTIVE PLAN

PROPOSAL 4: APPROVAL OF 2017 EQUITY INCENTIVE PLAN

On March 2, 2017, upon the recommendation of the Compensation Committee, our Board approved the Frontier Communications Corporation 2017 Equity Incentive Plan (the “2017 Plan”), subject to approval of our stockholders at the Annual Meeting.

The 2017 Plan will replace our 2013 Equity Incentive Plan (the “2013 Plan”). The 2017 Plan is substantially similar to the 2013 Plan, except that we have added a number of new compensation governance provisions (described below) that reflect best practices. The 2013 Plan is the only Frontier compensation plan under which equity-based compensation may currently be awarded to our executives, directors and other employees. If the 2017 Plan is approved, no awards will be made under the 2013 Plan; however, awards currently outstanding under the 2013 Plan will continue to remain outstanding in accordance with their terms. If the 2017 Plan is approved by our stockholders, the 2017 Plan will become effective on May 10, 2017 (the “Effective Date”). If our stockholders do not approve the 2017 Plan, the 2013 Plan will remain in effect in its current form.

A description of the 2017 Plan is set forth below. This description is qualified in its entirety by reference to the full text of the 2017 Plan, a copy of which is included in this proxy statement as Annex A.

Executive Summary

Purpose of the 2017 Plan

As of December 31, 2016, the 2013 Plan had 7,324,000 shares available for future grants. If the 2017 Plan is not approved by our stockholders, we will not have sufficient shares to grant an appropriate level of equity awards in the next annual award cycle in 2018.

The 2017 Plan will allow us to continue to utilize equity awards, including performance awards, to incentivize high levels of performance and productivity by individuals who provide services to Frontier and to further align the interests of our employees with those of Frontier and our stockholders. The use of our common stock as part of our compensation program fosters a pay-for-performance culture that is an important element of our overall compensation philosophy. Our equity compensation is also used to retain our officers and other employees and promote a focus on sustained enhancement through improved performance.

We also are requesting stockholder approval of the material terms of the 2017 Plan, including performance measures and individual award limits, in order to allow awards granted under the 2017 Plan, which are intended to be “performance-based compensation” under Section 162(m) of the Internal Revenue Code (“Section 162(m)”), to be exempt from the tax deduction limits of Section 162(m) if they meet the other requirements of Section 162(m).

Proposed Share Reserve	A total of 65,000,000 shares of common stock may be subject to awards granted under the 2017 Plan, less one share for every one share granted under the 2013 Plan after December 31, 2016.
Effect of Reverse Stock Split

The proposed share reserve is subject to adjustment for certain events as more fully described below. Specifically, in the event that Frontier’s stockholders approve the reverse stock split (see Proposal 5, beginning on page 67), the number of shares of common stock that may be subject to awards granted under the 2017 Plan will be adjusted proportionately. The following table illustrates the effects of the reverse stock split at certain exchange ratios within the 1-for-10 and 1-for-25 range:

	No Reverse Stock Split	65,000,000
	Post 1-for-10 Reverse Split	6,500,000
	Post 1-for-25 Reverse Split	2,600,000

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Impact on Dilution and Expected Duration

Our Board recognizes the impact of dilution on our stockholders and has evaluated this share request very carefully in the context of the need to motivate and retain our leadership team and ensure they are focused on our strategic and long-term growth priorities. Equity is an important component of a compensation program that aligns with our strategy of achieving long-term, sustainable growth. The total potential voting power dilution as a result of the proposed share reserve is 6.3%[1], which is below the median of our executive compensation peer group. Our Board believes that the increase in shares of common stock available for issuance represents a reasonable amount of potential equity dilution given our strategic and long-term growth priorities.

Based on our historical share usage and our current stock price, we currently expect the proposed share reserve will enable us to make equity awards for the next 3 to 4 years.

The 2017 Plan incorporates certain compensation governance provisions that reflect best practices.

Governance Highlights of 2017 Plan:

•      No “liberal” change in control definition (new to 2017 Plan);

•       “Double-trigger” vesting for change in control benefits (new to 2017 Plan);

•       No excise tax gross-up on change in control benefits;

•      Non-employee director limits (new to 2017 Plan);

•       Clawback provisions;

•      No “liberal” share recycling of stock options or stock appreciation rights;

•      Minimum vesting period of one year from the date of grant for options and stock appreciation rights, subject to certain limited exceptions (new to 2017 Plan);

•      Minimum 100% fair market value exercise price for options and stock appreciation rights;

•      No repricing of options or stock appreciation rights and no cash buyout of underwater options and stock appreciation rights without stockholder approval;

•      No dividend equivalents on options or stock appreciation rights (new to 2017 Plan); and

•      No evergreen provision.

Expiration of 2017 Plan:	May 10, 2027, unless terminated earlier by the Board, but awards granted prior to such date may extend beyond that date.
(1)	Total potential voting power dilution is calculated as (equity awards outstanding + shares available for grant + additional requested shares) / (common stock outstanding + equity awards outstanding + shares available for grant + additional requested shares).

The following table includes information regarding outstanding equity awards and shares available for future awards under the 2013 Plan as of December 31, 2016 (and without giving effect to approval of the 2017 Plan under this Proposal).

Stock Options Outstanding	40,000
Wtd. Avg. Ex Price of Stock Options Outstanding	$8.81
Wtd. Avg. Remaining Term of Stock Options Outstanding (in years)	2.83
Full-Value Shares Outstanding (number includes 1,881,460 deferred stock units to non-Employee Directors)	13,096,711
Wtd. Avg. Basic Common Shares Outstanding	1,164,099,000

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Burn Rate

The following table provides information regarding awards granted, and the average burn rate over the last three years under the 2013 Plan. The burn rate has been calculated as the quotient of (i) the sum of (x) all stock options/stock appreciation rights (“SARs”) granted in such year, plus (y) time-based restricted share awards granted plus (z) the number of performance-based awards earned in such year, divided by (ii) the weighted average number of shares of common stock outstanding at the end of such year. The full-value restricted stock and performance share awards are calculated on an “options equivalent” basis using a multiplier of 2.0 options per share (based on the methodology used by Institutional Stockholder Services (“ISS”) and Frontier’s 3-year average volatility).

Fiscal Year	Stock Options Granted	Time-Vested RSAs Granted	Stock-Settled PSUs Earned	Wtd. Avg. CSO	ISS Burn Rate
2016	0	5,936,491	738,344	1,164,099,000	1.15%
2015	0	2,815,000	743,000	1,084,606,000	0.66%
2014	0	4,314,000	0	994,818,000	0.87%
FTR 3-Year Average Burn Rate		0.89%

Frontier’s three-year average annual burn rate was 0.89%, which is well below the ISS burn rate benchmark of 2.0% for our GICS code S&P 500 Telecommunications Services.

We believe our burn rate is reasonable in relation to our industry and reflects a prudent use of equity for compensation purposes while furthering our compensation philosophy of aligning stockholder and executive interests.

The 2017 Plan is not a qualified deferred compensation plan under Section 401(a) of the Code and is not intended to be an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended.

Overview of 2017 Plan Awards

The following types of awards or any combination of them may be granted under the 2017 Plan: restricted stock, restricted stock units, performance shares, performance units, non-qualified stock options (“NQSOs”), incentive stock options (“ISOs”), stock appreciation rights (“SARs”) and other stock-based awards. Each award will be evidenced by an award agreement setting forth the applicable terms and conditions.

Plan Administration

The Compensation Committee (or such other committee as the Board may appoint) will administer the 2017 Plan. So long as our stock is traded on the Nasdaq Global Select Market, all of the members of the Compensation Committee must be “independent directors” as defined in the Nasdaq Listing Rules. If any member of the Compensation Committee does not qualify as (i) a “non-employee director” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (ii) an “outside director” within the meaning of Section 162(m), the Board will appoint a subcommittee of the Compensation Committee, consisting of at least two members of the Board, to grant awards to individuals who are subject to the limitations of Section 162(m) (“Covered Employees”) and to officers and members of the Board who are subject to Section 16 of the Exchange Act (“Insiders”), and each member of such subcommittee must satisfy the requirements of (i) and (ii) above. References to the Compensation Committee in this summary include and, as appropriate, apply to any such subcommittee.

Subject to the express provisions of the 2017 Plan, the Compensation Committee is authorized to do all things that it determines to be necessary or appropriate in connection with the administration of the 2017 Plan. The Compensation Committee may delegate its authority to one or more of its members (but not less than two members with respect to Covered Employees and Insiders). To the extent permitted by law, the Compensation Committee may also delegate its authority to one or more persons who are not members of the board of directors, except that no such delegation will be permitted with respect to Covered Employees and Insiders.

Eligible Participants

The Compensation Committee may grant awards under the 2017 Plan to our employees as well as employees of our subsidiaries and other affiliates, non-employee members of the board of directors, and other natural persons (including consultants and advisors) who provide bona fide services to us or any of our subsidiaries or other affiliates not in

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connection with the offer or sale of securities in a capital raising transaction and whose judgment, initiative and efforts, in the judgment of the Compensation Committee, foster our continued efficiency, productivity, growth and development or that of any of our subsidiaries or other affiliates. We granted annual awards to 280 employees and each of our non-employee directors in 2016 under the 2013 Plan.

Shares Subject to the Plan

Subject to certain adjustments set forth in the 2017 Plan, 65,000,000 shares of our common stock may be made subject to awards granted under the 2017 Plan (5.2% of total shares outstanding on a fully diluted basis as of December 31, 2016) and shall consist of authorized but unissued shares, shares held as treasury shares, or shares purchased in the open market or in private transactions. SARs, restricted stock units, performance shares, performance units and other awards that, by the terms of such awards, may not be settled in shares will not count against the number of shares available for issuance under the 2017 Plan. Any shares granted under the 2013 Plan between December 31, 2016 and the Effective Date of the Plan will count against the 2017 Plan share reserve.

Only shares awarded or subject to issuance pursuant to awards under the 2017 Plan that are reacquired or are not issued due to the forfeiture, cancellation or expiration of such awards without having been exercised or settled in shares, shares that were covered by an award under the 2017 Plan that was settled in cash instead of shares, and shares withheld by us to satisfy any tax withholding obligations with respect to full-value awards granted under the 2017 Plan, will again be available for issuance under the Plan. The following shares will not again be available for issuance: (1) shares tendered in payment of the option price, (2) shares withheld by us to satisfy any tax withholding obligation with respect to a stock option or SAR and (3) shares covered by an SAR, to the extent that it is exercised and settled in shares, and whether or not shares are actually issued to the participant upon exercise of the SAR.

If, after December 31, 2016, shares awarded or subject to issuance pursuant to awards under the 2013 Equity Incentive Plan, the 2009 Equity Incentive Plan, the 2000 Equity Incentive Plan, the Non-Employee Directors’ Deferred Fee Equity Plan or the Non-Employee Directors’ Equity Incentive Plan (together, the “Prior Plans”) are reacquired by us or are not issued due to the forfeiture, cancellation or expiration of such awards without having been exercised or settled in shares, those shares will be available for issuance pursuant to awards under the 2017 Plan.

Restricted Stock and Restricted Stock Units. The Compensation Committee will specify the terms of a restricted stock or restricted stock unit award in the award agreement, including: the purchase price, if any, to be paid for such restricted stock/unit, which may be more than, equal to, or less than fair market value of a share and may be zero, subject to such minimum consideration as may be required by applicable law; any restrictions applicable to the restricted stock/unit such as continued service or achievement of performance objectives; the length of the restriction period and whether any circumstances, such as death, disability, or a change in control, will shorten or terminate the restriction period; and the rights of the participant during the restriction period to vote and receive dividends in the case of restricted stock or to receive dividend equivalents in the case of restricted stock units that accrue dividend equivalents; and whether restricted stock units will be settled in cash, shares or a combination of both. Any dividends or distributions payable on restricted stock units subject to performance objectives will be paid only to the extent the underlying shares are awarded. The restriction period with respect to a grant of restricted stock/units to a non-employee director may be of any duration. The Compensation Committee may provide in the restricted stock/unit agreement for lapse of the restriction period in monthly or longer installments over the course of the restriction period.

Performance Shares and Units. The Compensation Committee will set performance objectives in its discretion which, depending on the extent to which they are met, will determine the number or value of the performance shares or units that will be paid out to the participant. The Compensation Committee may also set non-performance terms for performance shares and units. The Compensation Committee may provide for payment of earned performance shares/units in cash or in shares or in the form of other awards granted under the 2017 Plan that have a fair market value equal to the value of the earned performance shares/units at the close of the applicable performance period.

Performance shares and units will not possess voting rights and will accrue dividend equivalents only to the extent provided in the agreement relating to the award; provided, however, that rights to dividend equivalents are permitted only to the extent they comply with, or are exempt from, Section 409A of the Code (“Section 409A”). Any rights to dividend

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equivalents will be subject to the same restrictions on vesting and payment as the underlying award. With respect to Covered Employees, the Compensation Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to performance shares/units such that the dividends or performance shares/units maintain eligibility for the performance-based compensation exception under Section 162(m).

Stock Options. The Compensation Committee may grant both NQSOs and ISOs under the 2017 Plan. ISOs may be granted only to employees of Frontier or its subsidiaries. The tax treatment of NQSOs is different from the tax treatment of ISOs, as explained in “Certain Federal Income Tax Consequences” below. The Compensation Committee will determine and specify in the award agreement whether the option is an NQSO or ISO, the number of shares subject to the option, the exercise price of the option and the period of time during which the option may be exercised (including the impact of a termination of employment). No option can be exercisable more than ten years after the date of grant and, subject to the following sentence, the exercise price of a stock option must be at least equal to the fair market value of a share on the date of grant of the option. With respect to an ISO granted to a participant who holds more than 10% of our total voting stock, the ISO cannot be exercisable more than five years after the date of grant and the exercise price must be at least equal to 110% of the fair market value of a share on the date of grant.

A participant may pay the exercise price under an option in cash or in such other consideration as the Compensation Committee deems appropriate. The Compensation Committee may also allow cashless exercises as permitted under the Federal Reserve Board’s Regulation T, subject to applicable securities law restrictions, or by any other means that the Compensation Committee determines to be consistent with the 2017 Plan’s purpose and applicable law. No certificate representing a share will be delivered until the full option price has been paid.

The 2017 Plan prohibits the Compensation Committee from repricing stock options without the approval of our stockholders. Stock options are not eligible for dividends or dividend-equivalent rights.

SARs. An SAR entitles the participant to receive cash, shares, a combination thereof, or such other consideration as the Compensation Committee may determine, in an amount equal to the excess of the fair market value of a share on the exercise date over the exercise price for the SAR, after certain conditions have been met. The Compensation Committee will determine and specify in the SAR award agreement the number of shares subject to the SAR, the SAR price (which must be at least equal to the fair market value of a share on the date of grant of the SAR) and the period of time during which the SAR may be exercised (including the impact of a termination of employment). No SAR can be exercisable more than ten years after the date of grant. SARs may be granted in tandem with a stock option or independently. If an SAR is granted in tandem with a stock option, the participant may exercise the stock option or the SAR, but not both.

The 2017 Plan prohibits the Compensation Committee from repricing SARs without the approval of our stockholders. SARs are not eligible for dividends or dividend-equivalent rights.

Other Awards. The Compensation Committee may grant other forms of equity-based or equity-related awards that the Compensation Committee determines to be consistent with the purpose of the 2017 Plan. These other awards may provide for cash payments based in whole or in part on the value or future value of shares, for the acquisition or future acquisition of shares, or any combination thereof. Where the value of such an award is based on the difference in the value of a share on different dates, the grant or exercise price must not be less than 100% of the fair market value of a share on the date of grant.

Performance Objectives

For awards under the 2017 Plan that are intended to qualify under the performance-based compensation exception of Section 162(m) (“Section 162(m) Awards”), the performance objective or objectives to be used for purposes of such awards must be chosen from among the following: earnings; consolidated pre-tax earnings; net earnings; earnings before or after deduction for all or any portion of interest, taxes, depreciation, and/or amortization; cash and cash equivalent balance; cash flow measures (including but not limited to operating cash flow; free cash flow; free cash flow per share; and cash flow return); earnings per share; economic value added; revenue; average revenue per customer; net income; operating income; profit; economic profit; capitalized economic profit; after-tax profit; pre-tax profit; operating profit; operating efficiency; operating expenses; operating margin; profit margin; gross margin; market value added; market share; return measures (including but not limited to total stockholder return; return on total capital; return on equity; return on common equity; return on assets; return on net assets; return on investment; and return on capital

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employed); debt/capital ratio; cost; unit cost; cost control; attainment of budget goals; sales; sales volume; assets; inventory turnover ratio; productivity ratios; the Company’s common stock price; expense targets or ratios; charge-off levels; customer satisfaction; working capital; debt; debt to equity ratio; capital expenditures; capital targets; consummation of acquisitions, dispositions, projects, strategic or operational initiatives, or other specific events or transactions; price/earnings growth ratio; and book value per share. Unless otherwise determined by the Committee, Performance Objectives that are financial metrics will be determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”) or may be adjusted to include or exclude any items otherwise includable or excludable under GAAP as the Committee may determine from time to time.

The performance objectives may be measured individually, alternatively or in any combination, and they may be established based on company-wide objectives or objectives related to a specific division, subsidiary, affiliate, department, region or function in which the employee is employed. For each Section 162(m) Award, the Compensation Committee must specify a written definition of each applicable performance objective as well as the period over which the performance objective will be measured.

The Compensation Committee may establish other performance objectives for awards that are not Section 162(m) Awards.

For Section 162(m) Awards, the Compensation Committee may also specify that the performance objectives, or the manner in which performance will be measured against the performance objectives, will be adjusted to reflect the impact of specified corporate transactions (such as a stock split or stock dividend), special charges, accounting or tax law changes, extraordinary items or other items that are determined by the Compensation Committee to be unusual or non-recurring, provided such awards would not be adversely affected under Section 162(m). Within 60 days following the end of the relevant performance measurement period, the Compensation Committee must determine and certify in writing whether the specified performance objectives for a Section 162(m) Award were satisfied. The Compensation Committee has the discretion to adjust downward the determinations of the degree of attainment of the pre-established performance objectives for a Section 162(m) Award; Section 162(m) Awards may not be adjusted upward.

Participant Limits

Subject to certain adjustments set forth in the 2017 Plan, the following limits will apply to awards of the specified type granted to any one Participant in any single calendar year:

•	Awards denominated in or valued by reference to number of shares: 4,000,000 shares; and

•

Performance units and other awards that are denominated in dollars and payable in cash: $2,000,000 for each calendar year during the applicable performance period (i.e., no more than $6,000,000 in respect of a three year performance period)

These limitations will not apply to the extent the Compensation Committee determines that an award to an individual who is a Covered Employee is not intended to comply with the performance-based compensation exception of Section 162(m) (and may be excluded from these limits without adversely affecting the application of the performance-based compensation exception with respect to awards that are intended to comply with it). These limitations will be applied to awards that provide for a range of payouts based on the maximum amount that could be paid under each such award.

Non-Employee Director Limits

The maximum number of shares of common stock subject to awards granted during a single fiscal year to any non-employee director, excluding the non-executive chair of the Board, taken together with any cash fees paid to such non-employee director during the fiscal year, shall not exceed $600,000 in total value (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes). The Compensation Committee may make exceptions to this limit for a non-executive chair of the Board or, in extraordinary circumstances, for other individual non-employee directors, as the Committee may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation.

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Transferability

In general, awards granted under the 2017 Plan are non-transferable other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. However, the Compensation Committee may permit an individual to transfer an award, but no award may be transferred by a participant for value. Additionally, if an award is payable upon the death of an individual, payment will be made to the beneficiary that was designated by the individual in a writing filed with the Compensation Committee.

Change in Control Provisions

The 2017 Plan generally provides the Compensation Committee with flexibility to determine the effects of a “change in control” (as defined in the 2017 Plan) on outstanding awards. Such provisions may include, but are not limited to the following actions or consequences: (i) the purchase or cancellation of such awards, for an amount of cash, if any, equal to the amount that could have been obtained upon the exercise or realization of such rights had such awards been currently exercisable or payable; (ii) adjustments as the Committee deems appropriate to reflect such transaction (including the acceleration of vesting); and/or (iii) causing the awards to be assumed, or new rights substituted therefore, by the successor corporation or organization in such change in control.

Amendment and Termination

The 2017 Plan will terminate on the earliest of (a) May 10, 2027, (b) the date on which all shares authorized and all shares otherwise available for issuance under the 2017 Plan have been issued pursuant to the exercise of NQSOs, ISOs and SARs granted under the 2017 Plan or settled in respect of other awards granted under the 2017 Plan, or (c) any earlier date as may be determined by our board of directors in its sole and absolute discretion. Our board of directors or the Compensation Committee may amend the 2017 Plan at any time. However, if an amendment (i) would materially increase the benefits accruing to participants, (ii) would materially increase the number of securities that may be issued under the 2017 Plan, (iii) would materially modify the requirements for participation in the 2017 Plan or (iv) must otherwise be approved by our stockholders in order to comply with applicable law or the rules of the Nasdaq Stock Market (or other national securities exchange on which the stock is traded or quoted), then the amendment will not be effective unless and until stockholder approval has been obtained. In addition, no amendment or termination of the 2017 Plan may adversely and materially affect the rights of any participant who was previously granted an award under the 2017 Plan without his or her consent, unless the amendment or termination is necessary or desirable for the continued validity of the 2017 Plan or its compliance with any applicable law, rule or regulation, or to avoid any adverse consequences under Sections 162(m) of the Code, Section 409A, or any requirement of an applicable securities exchange or association or regulatory or self-regulatory body (each a “Permitted Exception”).

The Compensation Committee may amend an outstanding award agreement in a manner not inconsistent with the terms of the 2017 Plan, but the amendment will not be effective without the participant’s written consent if the amendment does not come within a Permitted Exception and is adverse to the participant (as the Compensation Committee shall determine in good faith in its discretion). However, the Compensation Committee cannot reprice a stock option or SAR except in accordance with the adjustment provisions of the 2017 Plan (as described above) or to the extent our stockholders approve the repricing. For this purpose, a repricing is an amendment to the terms of an outstanding stock option or SAR that would reduce the option exercise price or SAR price or a cancellation, exchange, substitution, buyout or surrender of an outstanding stock option or SAR in exchange for cash, another award or stock option or SAR with an option exercise price or SAR price that is less than the option exercise price or SAR price of the original stock option or SAR or that would otherwise be considered a repricing as defined within U.S. generally accepted accounting practices or any applicable stock exchange rule.

Adjustments

In the event of any change in corporate capitalization such as a stock split, reverse stock split, or stock dividend, or a corporate transaction involving Frontier, such as any merger of a corporation into another corporation, any consolidation of two or more corporations into another corporation, any separation of a corporation (including a spin-off, split-off, spin-out, split-up or other distribution of stock or property by a corporation), or any reorganization of a corporation (whether or not such reorganization comes within the definition of such term in Section 368 of the Code), or Frontier’s sale or other disposition of all or a material portion of its assets, or any other change in Frontier’s corporate structure, or any distribution

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to stockholders (other than an ordinary cash dividend) or any partial or complete liquidation by Frontier, or any other corporate transaction or event having an effect similar to any of the foregoing that results in the outstanding shares of stock (or any securities exchanged therefore or received in their place) being exchanged for a different number or class of shares or other securities of Frontier or for shares of stock or other securities of any other corporation, or new, different or additional shares or other securities of Frontier or of any other corporation being received by the holders of outstanding shares, the Compensation Committee shall make equitable adjustments, as it determines are necessary and appropriate, in:

•	the number and class of stock or other securities available for issuance pursuant to awards under the 2017 Plan;

•	the number and class of stock or other securities which are subject to any award;

•	the limitations on the aggregate number of awards that may be granted in any one fiscal year to any one eligible individual;

•	the option price under each outstanding stock option and the SAR price under each outstanding SAR; and

•	the terms, conditions or restrictions of any award;

with the objective that the securities covered under the 2017 Plan or an award shall be those securities that a participant would have received if he or she had exercised his or her stock option or SAR prior to the event or been entitled at that time to his or her restricted stock or performance shares or number of shares covered by other awards. Moreover, in the event of any such transaction or event or in the event of a change in control, the Compensation Committee, in its discretion, may provide in substitution for any or all outstanding awards such alternative consideration (including cash), if any, as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced in a manner that complies with Section 409A. In addition, for each stock option or SAR with an option price or SAR price greater than the consideration offered in connection with any such termination or event or change in control, the Compensation Committee may in its sole discretion elect to cancel such stock option or SAR without any payment to the person holding such stock option or SAR.

Clawback

Notwithstanding anything to the contrary, any award that is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any clawback policy adopted by Frontier pursuant to any such law, government regulation or stock exchange listing requirement).

Withholding Taxes

The Compensation Committee may make, as a condition precedent to the payment of any award, or otherwise, appropriate arrangements with the participant or his or her beneficiary, for the withholding of any federal, state, local or foreign taxes. The Compensation Committee may in its discretion permit the payment of such withholding taxes by having Frontier withhold shares of stock to be issued, or the participant to deliver to Frontier shares of stock owned by the participant or beneficiary, having a fair market value equal to the amount of such taxes not paid by cash withholding, or otherwise permit a cashless exercise.

Certain Federal Income Tax Consequences

The following is intended only as a brief summary of the federal income tax rules relevant to the primary types of awards available for issuance under the 2017 Plan and is based on the Code as currently in effect. The applicable statutory provisions are highly technical and subject to change in the future (possibly with retroactive effect), as are their interpretations and applications. Because federal income tax consequences may vary as a result of individual circumstances, participants are encouraged to consult their personal tax advisors with respect to their tax consequences. The following summary is limited only to United States federal income tax treatment. It does not address state, local, gift, estate, social security, employment or foreign tax consequences, which may be substantially different.

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Awards of Shares; Restricted Stock Awards

A participant generally will recognize taxable ordinary income upon the receipt of shares as a result of a stock award or restricted stock award if the shares are not subject to a substantial risk of forfeiture. The income recognized will be equal to the fair market value of the shares at the time of receipt less any purchase price paid for the shares. If the shares are subject to a substantial risk of forfeiture, the participant generally will recognize taxable ordinary income when the substantial risk of forfeiture lapses. If the substantial risk of forfeiture lapses in increments over several years, the participant will recognize income in each year in which the substantial risk of forfeiture lapses as to an increment. If the participant cannot sell the shares without being subject to suit under Section 16(b) of the Exchange Act (the short swing profits rule), the shares will be treated as being subject to a substantial risk of forfeiture until the short swing profits rule no longer applies with respect to such shares. The income recognized upon lapse of a substantial risk of forfeiture will be equal to the fair market value of the shares determined as of the time that the substantial risk of forfeiture lapses less any purchase price paid for the shares. Frontier generally will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the participant.

Alternatively, if the shares are subject to a substantial risk of forfeiture, the participant may make a timely election under Section 83(b) of the Code (“Section 83(b)”) to recognize ordinary income for the taxable year in which the participant received the shares in an amount equal to the fair market value of the shares at that time. That income will be taxable at ordinary income tax rates. If a participant makes a timely Section 83(b) election, the participant will not recognize income at the time the substantial risk of forfeiture lapses with respect to the shares. At the time of disposition of the shares, a participant who has made a timely Section 83(b) election will recognize gain in an amount equal to the difference between the amount received on the disposition of the shares, and the amount taken into income as a result of the Section 83(b) election plus the purchase price, if any. The gain will be taxable at the applicable capital gains rate. If the participant forfeits the shares after making a Section 83(b) election, the participant is not entitled to a deduction with respect to the income recognized as a result of the election. To be timely, the Section 83(b) election must be made within 30 days after the participant receives the shares. Frontier will generally be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the participant at the time of the election.

Restricted Stock Units

A participant generally is not taxed upon the grant of a restricted stock unit. Generally, if a restricted stock unit is designed to be paid on or shortly after the restricted stock unit is no longer subject to a substantial risk of forfeiture, then the participant will recognize ordinary income equal to the amount of cash and the fair market value of the shares received by the participant, and the company will be entitled to an income tax deduction for the same amount. However, if a restricted stock unit is not designed to be paid on or shortly after the restricted stock unit is no longer subject to a substantial risk of forfeiture, the restricted stock unit may be deemed a nonqualified deferred compensation plan under Section 409A. In that case, if the restricted stock unit is designed to meet the requirements of Section 409A, and actually meets those requirements, then the participant will recognize ordinary income equal to the amount of cash and the fair market value of the shares received by the participant, and the company will be entitled to an income tax deduction for the same amount. However, if the restricted stock unit does not meet the requirements of Section 409A, the participant will be subject to ordinary income tax when the substantial risk of forfeiture lapses as well as an additional twenty-percent (20%) excise tax plus penalty interest, and additional tax could be imposed each following year.

Performance Share/Unit Awards; Stock Appreciation Rights (“SARs”)

A participant generally is not taxed upon the grant of a performance share/unit or SAR. The participant will recognize taxable income at the time of settlement of the performance share/unit or at the time of exercise of the SAR in an amount equal to the amount of cash and the fair market value of the shares received upon settlement or exercise. However, if the participant is subject to suit under Section 16(b) of the Exchange Act (the short swing profits rule), the participant will recognize taxable income in an amount equal to the amount of cash received at the time of receipt, plus the fair market value when the shares are no longer subject to the short swing profits rule, unless the participant makes a timely election under Section 83(b)) of the shares received upon such settlement or exercise. The income recognized will be taxable at ordinary income tax rates. The company generally will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the participant. Any gain or loss recognized upon the disposition of the shares acquired pursuant to settlement of a performance share/unit or exercise of an SAR will qualify as long-term capital gain or loss if the shares have been held for more than one year after settlement or exercise.

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Nonqualified Stock Options (“NQSOs”)

A participant generally is not taxed upon the grant of an NQSO. However, the participant must recognize ordinary income upon exercise of the NQSO in an amount equal to the difference between the NQSO exercise price and the fair market value of the shares acquired on the date of exercise. The company generally will have a deduction in an amount equal to the amount of ordinary income recognized by the participant in the company’s tax year during which the participant recognizes ordinary income.

Upon the sale of shares acquired pursuant to the exercise of an NQSO, the participant will recognize capital gain or loss to the extent that the amount realized from the sale is greater than the fair market value of the shares on the date of exercise. This gain or loss will be long-term capital gain or loss if the shares have been held for more than one year after exercise.

Incentive Stock Options (“ISOs”)

A participant is not taxed on the grant or exercise of an ISO. The difference between the exercise price and the fair market value of the shares covered by the ISO on the exercise date will, however, be a preference item for purposes of the alternative minimum tax. If a participant holds the shares acquired upon exercise of an ISO for at least two years following the ISO grant date and at least one year following ISO exercise, the participant’s gain, if any, upon a subsequent disposition of the shares is long-term capital gain. The amount of the gain is the difference between the proceeds received on disposition and the participant’s basis in the shares (which generally equals the ISO exercise price). If a participant disposes of shares acquired pursuant to exercise of an ISO before satisfying these holding periods, the participant may recognize both ordinary income and capital gain in the year of disposition. The company is not entitled to a federal income tax deduction on the grant or exercise of an ISO or on the participant’s disposition of the shares after satisfying the holding period requirement described above. If the holding periods are not satisfied, the company will be entitled to a deduction in the year the participant disposes of the shares in an amount equal to the ordinary income recognized by the participant.

In order for an option to qualify as an ISO for federal income tax purposes, the grant of the option must satisfy various other conditions specified in the Code. In the event an option intended to be an ISO fails to qualify as an ISO, it will be taxed as an NQSO as described above.

Golden Parachute Payments

The terms of the agreement evidencing an award under the 2017 Plan may provide for accelerated vesting or accelerated payout of the award in connection with a change in ownership or control of the company. In such event, certain amounts with respect to the award may be characterized as “parachute payments” under the golden parachute provisions in Section 280G of the Code. Under Section 280G of the Code, no federal income tax deduction is allowed to the company for “excess parachute payments” made to “disqualified individuals,” and receipt of such payments subjects the recipient to a 20% excise tax under Section 4999 of the Code. For this purpose, “disqualified individuals” are generally officers, stockholders or highly compensated individuals performing services for the company, and the term “excess parachute payments” includes payments in the nature of compensation that are contingent on a change in ownership or effective control of the company, to the extent that such payments (in present value) exceed three times the recipient’s average annual taxable compensation from the company for the previous five years. Certain payments for reasonable compensation for services rendered after a change in control and payments from tax-qualified plans are generally not included in determining “excess parachute payments.” If payments or accelerations occur with respect to awards granted under the 2017 Plan, certain amounts in connection with such awards may possibly constitute “parachute payments” and be subject to these “golden parachute” tax provisions, although the amount of such parachute payments may be cut back to avoid making excess parachute payments.

Registration with the SEC

We intend to file a Registration Statement on Form S-8 relating to the issuance of shares of our common stock under the 2017 Plan with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, as soon as is practicable after approval of the 2017 Plan by our stockholders.

Frontier Communications Corporation	65	2017 Proxy Statement

PROPOSAL 4: APPROVAL OF 2017 EQUITY INCENTIVE PLAN

New Plan Benefits

Because awards to be approved in the future under the 2017 Plan are at the discretion of the Compensation Committee, it is not possible to determine the additional benefits or amounts to be received under the 2017 Plan in the future by our directors, officers or employees.

For 2017, we granted 3,816,904 shares of restricted stock and performance shares under the 2013 Plan to our named executive officers and 4,988,433 shares of restricted stock and performance share awards under the 2013 Plan to our employees other than named executive officers.

The Board unanimously recommends that you vote FOR this proposal.

Frontier Communications Corporation	66	2017 Proxy Statement

PROPOSAL 5: APPROVAL OF REVERSE STOCK SPLIT AND REDUCTION OF AUTHORIZED SHARES

PROPOSAL 5: APPROVAL OF REVERSE STOCK SPLIT AND REDUCTION OF AUTHORIZED NUMBER OF SHARES

We are asking stockholders to approve the Certificate of Amendment to Frontier’s Restated Certificate of Incorporation to (i) effect a reverse stock split of the issued shares of Frontier common stock, par value $0.25 per share (Common Stock), at a reverse stock split ratio of not less than 1-for-10 and not more than 1-for-25, the exact reverse stock split ratio to be determined by the Board of Directors and publicly announced prior to the filing of the Certificate of Amendment to the Restated Certificate of Incorporation, and (ii) reduce the total number of shares of Common Stock that Frontier is authorized to issue from 1,750,000,000 to 175,000,000 shares.

If the proposal is adopted by the stockholders, the reverse stock split and the authorized share count reduction will be accomplished by the filing with the Secretary of State of the State of Delaware of the Certificate of Amendment to the Restated Certificate of Incorporation. The Certificate of Amendment that is filed will contain the reverse stock split ratio determined by the Board of Directors to be in the best interests of Frontier and its stockholders, which determination shall be made within 90 days after the date of the Annual Meeting.

Except for adjustments that may result from the treatment of fractional shares as described below, each stockholder will hold the same percentage of Common Stock outstanding immediately following the reverse stock split as that stockholder held immediately before the reverse stock split.

The form of the Certificate of Amendment to the Restated Certificate of Incorporation that will accomplish the reverse stock split and authorized share count reduction is attached to this Proxy Statement as Annex B. The following discussion is qualified in its entirety by the full text of the proposed Certificate of Amendment, which is hereby incorporated by reference.

Reasons for the Reverse Stock Split

In determining to seek authorization for the reverse stock split, the Board of Directors considered that implementation of the reverse stock split is likely to increase the trading price of our Common Stock from its pre-reverse split level. The Board of Directors believes that the increased trading price of our Common Stock expected as a result of the reverse stock split may improve marketability and liquidity of our Common Stock and further encourage interest and trading in our Common Stock.

For example, the Board of Directors believes that some institutional investors and investment funds may be reluctant to invest, and in some cases may be prohibited by their investing guidelines from investing in lower priced stocks, and that brokerage firms may be reluctant to recommend lower-priced stocks to their retail clients. The reverse stock split could increase our trading price to a level that would be viewed more favorably by potential investors. Further, brokerage commissions, as a percentage of the total transaction, tend to be higher for lower-priced stocks. As a result, certain investors may also be dissuaded from purchasing lower-priced stock. A higher stock price after the reverse stock split may reduce this concern.

Reasons for the Authorized Share Count Reduction

Although we are not required under Delaware law to change the authorized number of shares of Frontier Common Stock upon implementation of a reverse stock split, the Board of Directors has determined to recommend a reduction in the authorized number of shares. In making this decision, the Board of Directors considered the number of shares that would be available for issuance if we did not reduce our total authorized shares of Common Stock from the current limit, as compared to the number of shares that would be available following a reduction to 175,000,000 shares of Common Stock. The Board of Directors also considered the potential for future stock issuances to raise capital, satisfy obligations under Frontier’s convertible securities, effect acquisitions and other transactions and provide equity incentives to employees.

The Board of Directors believes that the proposed reduction is appropriate as compared to the total amount currently permitted.

Frontier Communications Corporation	67	2017 Proxy Statement

PROPOSAL 5: APPROVAL OF REVERSE STOCK SPLIT AND REDUCTION OF AUTHORIZED SHARES

Board of Directors’ Discretion to Implement Reverse Stock Split and Determine the Ratio

If the Certificate of Amendment is adopted by our stockholders, it will become effective, if at all, only upon a determination by the Board of Directors, within 90 days after the Annual Meeting, of the reverse stock split ratio to be used and that the actions contemplated by the Certificate of Amendment are in the best interests of Frontier and its stockholders. Notwithstanding approval by the stockholders, the Board of Directors may, in its sole discretion, abandon the proposed Certificate of Amendment and determine not to effect any reverse stock split and the authorized share count reduction. If the Board of Directors elects not to implement the reverse stock split approved by the stockholders, stockholder approval would again be required prior to implementing any subsequent reverse stock split.

The ratio of the reverse stock split, if approved and implemented, will be a ratio of not less than 1-for-10 and not more than 1-for-25, as determined by the Board of Directors in its sole discretion. In determining the reverse stock split ratio, the Board of Directors will consider numerous factors, including:

•	the historical and projected performance of our Common Stock;

•	prevailing market conditions;

•	general economic and other related conditions prevailing in our industry and in the marketplace;

•	our capitalization (including the number of shares of Common Stock and Preferred Stock issued and outstanding);

•	the prevailing trading price for our Common Stock and the volume level thereof; and

•	the potential devaluation of our market capitalization as a result of the reverse stock split.

Our purpose for requesting authorization to implement the reverse stock split at a ratio to be determined by the Board of Directors, as opposed to a ratio that is fixed in advance, is to give the Board of Directors the flexibility to take into account then-current market conditions and changes in the price of our Common Stock and to respond to any other developments that may be relevant when considering the appropriate ratio.

The Board of Directors will determine the exact reverse stock split ratio within the stated range prior to filing the Certificate of Amendment with the Secretary of State of the State of Delaware and such reverse stock split ratio will be publicly announced prior to such filing.

Certain Risks Associated with Reverse Stock Split

A reverse stock split could result in a significant devaluation of our market capitalization and the trading price of our Common Stock.

Although the Board of Directors expects that the reverse stock split will result in an increase in the trading price of Frontier’s Common Stock, it cannot assure you that the reverse stock split, if implemented, will increase the trading price of the Common Stock in proportion to the reduction in the number of shares of the Common Stock outstanding or result in a permanent increase in the trading price. Accordingly, the total market capitalization of Frontier’s Common Stock after the proposed reverse stock split may be lower than the total market capitalization before the proposed reverse stock split and, in the future, the trading price of the Common Stock following the reverse stock split may not exceed or remain higher than the trading price prior to the proposed reverse stock split.

The effect of the reverse stock split upon the trading price of our Common Stock cannot be predicted with any certainty, and the history of similar reverse stock splits is varied. The trading price of the Common Stock is dependent on many factors, including our business and financial performance, general market conditions, prospects for future success and other factors detailed from time to time in the reports we file with the SEC. If the reverse stock split is implemented and the trading price of our Common Stock declines, the decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the reverse stock split.

Frontier Communications Corporation	68	2017 Proxy Statement

PROPOSAL 5: APPROVAL OF REVERSE STOCK SPLIT AND REDUCTION OF AUTHORIZED SHARES

The reverse stock split will result in some stockholders owning “odd lots” that may be more difficult to sell or require greater transaction costs per share to sell.

The reverse stock split will result in some stockholders owning “odd lots” of less than 100 shares of our Common Stock on a post-split basis. These odd lots may be more difficult to sell, or require greater transaction costs per share to sell, than shares in “round lots” of even multiples of 100 shares.

The reverse stock split may not generate additional investor interest.

While the Board of Directors believes that a higher stock price may help generate additional investor interest, there can be no assurance that the reverse stock split will result in a per share price that will attract institutional investors, investment funds or retail investors or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our Common Stock may not necessarily improve.

The reduced number of shares of Common Stock resulting from a reverse stock split could adversely affect the liquidity of our Common Stock.

Although the Board of Directors believes that the decrease in the number of shares of the Common Stock outstanding as a consequence of the reverse stock split and the anticipated increase in the trading price of our Common Stock could encourage interest in our Common Stock and possibly promote greater liquidity for our stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the reverse stock split.

Anticipated Effects of Reverse Stock Split

Effect on Authorized and Outstanding Shares of Common Stock.

Currently, we are authorized to issue up to a total of 1,750,000,000 shares of Common Stock. Upon effectiveness of the reverse stock split: (i) the authorized number of shares of Common Stock will be reduced to 175,000,000; (ii) the number of shares that are issued or outstanding will be reduced by the reverse stock ratio; and (iii) the number of shares that are not issued or outstanding will be reduced so that it will equal the difference between 175,000,000 shares and the number of shares that are issued or outstanding post reverse stock split. Accordingly, if the final reverse stock split ratio is greater than 1-for 10, the percentage reduction of shares described in clause (iii) above will be less than the percentage reduction of shares described in clause (ii). As of the date of this Proxy Statement, we do not have any current plans, agreements, understandings, etc. with respect to the authorized shares that will be available for issuance after the reverse stock split has been implemented. As of March 1, 2017, there were 1,170,990,241 shares of Common Stock outstanding. The following table illustrates the effects of the reverse stock split at certain exchange ratios within the 1-for-10 and 1-for-25 range on our outstanding shares of Common Stock as of March 1, 2017, without giving effect to any adjustments for fractional shares of Common Stock, and the conversion rate of our outstanding shares of 11.125% Mandatorily Convertible Preferred Stock, Series A (the “Series A Preferred Stock”):

	As of March 1, 2017 (Pre-Reverse Stock Split)	1-for-10	1-for-25
Common Stock	1,170,990,241	117,099,024	46,839,610
Series A Preferred Stock 19,250,000 outstanding on March 1, 2017	Conversion rate: 1:20 (20 shares of common stock for each 1 share of preferred stock) based on Frontier stock price of $2.92	Conversion rate: 1:2	Conversion rate: 1:0.8
	As-converted basis: 385,000,000 shares of Common Stock	As-converted basis: 38,500,000 shares of Common Stock	As-converted basis: 15,400,000 shares of Common Stock

Our Common Stock is currently registered under Section 12(b) of the Exchange Act, and Frontier is subject to the periodic reporting and other requirements of the Exchange Act. The proposed reverse stock split will not affect the registration of our Common Stock under the Exchange Act. If the proposed reverse stock split is implemented, we currently expect that the Common Stock will continue to be traded on the Nasdaq Global Market under the symbol “FTR,” although it will be considered a new listing with a new CUSIP number.

Frontier Communications Corporation	69	2017 Proxy Statement

PROPOSAL 5: APPROVAL OF REVERSE STOCK SPLIT AND REDUCTION OF AUTHORIZED SHARES

Effect on Preferred Stock

Pursuant to our Restated Certificate of Incorporation, our capital stock consists of 50,000,000 shares of preferred stock, par value of $0.01 per share, and 1,750,000,000 shares of Common Stock. The proposed reverse stock split would not impact the total authorized number of shares of preferred stock or the par value of either the Common Stock or the preferred stock.

As of March 1, 2017, Frontier had 19,250,000 shares of Series A Preferred Stock outstanding. Under the terms of the Certificate of Designation governing the Series A Preferred Stock, the conversion rate will be adjusted on the Effective Date to reduce the number of shares of Common Stock into which each share of Series A Preferred Stock will be converted, using the reverse stock split ratio to make that adjustment.

Effect on Outstanding Stock Awards; Stock Plans.

The reverse stock split, when implemented, will affect outstanding restricted stock awards and options to purchase our Common Stock. The proposed reverse stock split will also reduce the number of shares of Common Stock issuable under our 2013 Equity Incentive Plan, if Proposal 4 is not adopted, or our 2017 Equity Incentive Plan, if Proposal 5 is adopted (the plan in effect following the Annual Meeting is referred to as our “Equity Incentive Plan”). The per share exercise price of all outstanding option awards will be increased proportionately, and the number of shares of Common Stock issuable upon the exercise of all outstanding option awards and the number of unvested shares of restricted stock will be reduced proportionately. These adjustments will result in approximately the same aggregate exercise price being required to be paid for all outstanding option awards upon exercise.

Effect on Existing Stockholders.

The number of shares of Common Stock held by each stockholder will be reduced as a result of the reverse stock split. For example, as a result of a 1-for-10 reverse stock split, a stockholder holding 1,000 shares of Common Stock before the reverse stock split would hold 100 shares of Common Stock immediately after the reverse stock split. No fractional shares will be issued and any stockholder that holds a fractional share interest will receive payment as described below under “Treatment of Fractional Shares.”

Effect on the Company.

We expect our business and operations to continue as they currently are being conducted, and the reverse stock split is not anticipated to have any effect upon the conduct of such business. We expect to incur expenses of approximately $1,850,000 to effect the reverse stock split.

Accounting Consequences

The par value per share of our Common Stock will remain unchanged at $0.25 per share after the reverse stock split. As a result of the reduction in the number of issued shares of Common Stock, on the effective date of the reverse split, the stated capital on the Company’s balance sheet attributable to our Common Stock will be reduced proportionately from its present amount, and the additional paid in capital account will be credited with the amount by which the stated capital is reduced. The per-share Common Stock net income or loss and net book value will be increased because there will be fewer shares of Common Stock outstanding. The Company does not anticipate that any other accounting consequences would arise as a result of the reverse stock split.

Treatment of Fractional Shares

No fractional shares of Common Stock will be issued in connection with the reverse stock split. At the effective time of the Certificate of Amendment (the “Effective Time”), the aggregate of all fractional shares otherwise issuable to the record holders of shares of Common Stock prior to the Effective Time, will be issued to our transfer agent, as agent, for the accounts of all record holders of such shares otherwise entitled to have fractional shares issued to them. The sale of all fractional interests will be effected by the transfer agent as soon as practicable after the Effective Time on the basis of prevailing market prices of the Common Stock at the time of sale. After such sale and upon the surrender of the certificates representing Common Stock outstanding immediately prior to the Effective Time, the transfer agent will pay to

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PROPOSAL 5: APPROVAL OF REVERSE STOCK SPLIT AND REDUCTION OF AUTHORIZED SHARES

such holders of record their pro rata share of the net proceeds derived from the sale of the fractional interests. No transaction costs will be assessed to stockholders for the sale or the cash payment. Stockholders will not be entitled to receive interest for the period of time between the Effective Date and the date payment is made for fractional shares.

After the reverse stock split, then current stockholders will have no further interest in Frontier with respect to fractional shares. Such stockholders will only be entitled to receive the cash payment described above. Such cash payments may reduce the number of post-split stockholders; however, this is not the purpose of the reverse stock split.

Stockholders should be aware that under the escheat laws of the relevant jurisdictions, cash payments not timely claimed after the Effective Time may be required to be paid to designated agents for the relevant jurisdictions, without interest.

Effect on Registered Certificated Shares

Some registered stockholders hold their shares of Common Stock in certificate form or a combination of certificate and book-entry form. If any of your shares of Common Stock are held in certificate form, you will receive a letter of transmittal from our transfer agent as soon as practicable after the Effective Time. The letter of transmittal will contain instructions on how to surrender your certificate(s) representing your pre-split shares to the transfer agent. Upon receipt of your properly completed and executed letter of transmittal and your stock certificate(s), you will be issued the appropriate number of shares either in certificate form or electronically in book-entry form under the new direct registration system. If you are entitled to a payment in lieu of any fractional share interest, payment will be made as described above under “Treatment of Fractional Shares.” No new stock certificates or payments in lieu of fractional shares will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) to the transfer agent.

After the Effective Time, each certificate representing pre-reverse stock split shares of Common Stock will be deemed for all corporate purposes to evidence ownership of the post-reverse stock split number of shares of Common Stock.

STOCKHOLDERS SHOULD NOT DESTROY ANY PRE-SPLIT STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.

Effect on Registered Book-Entry Holders

Registered stockholders may hold some or all of their shares electronically in book-entry form under the direct registration system for securities. These stockholders will not have stock certificates evidencing their ownership of our Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

•

If you hold shares in book-entry form, you do not need to take any action to receive your post-split shares or your cash payment in lieu of any fractional share interest, if applicable. If you are entitled to post-split shares, a transaction statement will automatically be sent to your address of record indicating the number of shares you hold.

•

If you are entitled to a payment in lieu of any fractional share interest, a check will be mailed to you at your registered address as soon as practicable after our transfer agent completes the aggregation and sale described above in “Treatment of Fractional Shares.” By signing and cashing this check, you will warrant that you owned the shares for which you receive a cash payment.

U.S. Federal Income Tax Consequences

No gain or loss should be recognized by a U.S. Holder upon such holder’s receipt of post-reverse split shares of Common Stock in place of pre-reverse stock split shares pursuant to the reverse stock split, except with respect to cash, if any, received in lieu of fractional shares, as described below. The aggregate tax basis of the post-reverse stock split shares received in the reverse stock split will be the same as the holder’s aggregate tax basis in the pre-reverse stock split shares exchanged therefor (excluding any amount allocable to a fractional share for which cash is received). The holder’s holding period for the post-reverse stock split shares will include the period during which the stockholder held the pre-reverse stock split shares surrendered in the reverse stock split.

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PROPOSAL 5: APPROVAL OF REVERSE STOCK SPLIT AND REDUCTION OF AUTHORIZED SHARES

In general, the receipt of cash by a U.S. Holder in lieu of a fractional share of post-reverse stock split Common Stock—which, by definition, is less than the price of a single share of post-reverse stock split Common Stock— will result in a taxable gain or loss to such U.S. Holder for U.S. federal income tax purposes. The amount of the taxable gain or loss to the U.S. Holder will be determined based upon the difference between the amount of cash received by such U.S. Holder and the amount of pre-reverse stock split basis allocable to the fractional share. The gain or loss recognized will constitute capital gain or loss and will constitute long-term capital gain or loss if the U.S. Holder’s holding period is greater than one year. There are limitations on the deductibility of capital losses under the Code.

The preceding is a general summary of certain U.S. federal income tax consequences of the reverse stock split to our stockholders. This summary does not purport to be a complete discussion of all of the possible U.S. federal income tax consequences of the reverse stock split and is included for general information only. Further, it does not address any state, local or foreign income or other tax consequences. Also, it does not address the tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers, tax-exempt entities, entities or arrangements treated as partnerships for U.S. federal income tax purposes, and stockholders owning large positions in our Common Stock. Other stockholders may also be subject to special tax rules, including, but not limited to, stockholders that received Common Stock as compensation for services or pursuant to the exercise of an employee stock option, or stockholders who have held, or will hold, stock as part of a straddle, hedging or conversion transaction for U.S. federal income tax purposes. This summary also assumes that you are a U.S. Holder (defined below) who has held, and will hold, shares of Common Stock as a “capital asset,” as defined in the Internal Revenue Code of 1986, as amended (the “Code”), i.e., generally, property held for investment. Finally, the preceding discussion does not address the tax consequences of transactions occurring prior to or after the reverse stock split (whether or not such transactions are in connection with the reverse stock split), including, without limitation, the exercise of options or rights to purchase Common Stock in anticipation of the reverse stock split.

The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. You should consult with your own tax advisor with respect to the tax consequences of the reverse stock split. As used herein, the term “U.S. Holder” means a stockholder that is, for U.S. federal income tax purposes: a citizen or resident of the United States; a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States or any state, including the District of Columbia; an estate the income of which is subject to U.S. federal income tax regardless of its source; or a trust that (i) is subject to the primary supervision of a U.S. court and the control of one of more U.S. persons or (ii) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

The preceding discussion is based on the Code, applicable Treasury Regulations, judicial authority and administrative rulings and practice, all as of the date hereof. The Internal Revenue Service could adopt a contrary position. In addition, future legislative, judicial or administrative changes or interpretations could adversely affect the accuracy of the statements and conclusions set forth herein. Any such changes or interpretations could be applied retroactively and could affect the tax consequences described herein. No ruling from the Internal Revenue Service or opinion of counsel has been obtained in connection with the reverse stock split.

THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT THERETO. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS AS TO THE PARTICULAR U.S. FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.

No Dissenters’ Rights

The holders of shares of Common Stock will have no dissenters’ rights of appraisal under Delaware law, the Restated Certificate of Incorporation or the Bylaws with respect to the proposed Certificate of Amendment to accomplish the reverse stock split and reduction in authorized shares.

Frontier Communications Corporation	72	2017 Proxy Statement

PROPOSAL 5: APPROVAL OF REVERSE STOCK SPLIT AND REDUCTION OF AUTHORIZED SHARES

Approval Required

The affirmative vote of a majority of the shares of Frontier Common Stock entitled to vote thereon, voting as a single class, are required to adopt the Certificate of Amendment.

The Board unanimously recommends that you vote FOR this proposal.

Frontier Communications Corporation	73	2017 Proxy Statement

AUDIT COMMITTEE REPORT

The Audit Committee consists of four independent directors, each of whom has been determined by the Board to meet the heightened independence criteria applicable to Audit Committee members and to satisfy the financial literacy requirements of the Nasdaq Listing Rules and the applicable rules of the SEC. The Audit Committee is responsible, under its charter, for oversight of our independent registered public accounting firm, which reports directly to the Audit Committee. The Audit Committee has the authority to retain and terminate the independent registered public accounting firm, to review the scope and terms of the audit and to approve the fees to be charged. The Audit Committee monitors our system of internal control over financial reporting, and management’s certifications as to disclosure controls and procedures and internal controls for financial reporting. Our management and independent registered public accounting firm, not the Audit Committee, are responsible for the planning and conduct of the audit of our consolidated financial statements and determining that the consolidated financial statements are complete and accurate and prepared in accordance with U.S. generally accepted accounting principles.

The Audit Committee has met and held discussions with management, our senior internal auditor and our independent registered public accounting firm (with and without management and our senior internal auditor present) and has reviewed and discussed the audited consolidated financial statements and related internal control over financial reporting with management and our independent registered public accounting firm.

The Audit Committee has also discussed with our independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees.

Our independent registered public accounting firm also provided the Audit Committee with the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with our independent registered public accounting firm that firm’s independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 for filing with the SEC. The Audit Committee selected KPMG LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2017, which is being presented to stockholders at the meeting for ratification.

Submitted by:

Edward Fraioli, Chair

Leroy T. Barnes, Jr.

Diana S. Ferguson

Howard L. Schrott

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

In accordance with the Sarbanes-Oxley Act of 2002, the rules of the SEC and the Audit Committee Charter, the pre-approval of the Audit Committee is required for all audit and permissible non-audit services that will be provided by KPMG LLP, our independent registered public accounting firm. Frontier paid no fees to KPMG in 2016 in connection with engagements that were not pre-approved by the Audit Committee.

The following table sets forth the fees for professional audit services paid by us to KPMG LLP, our independent registered public accounting firm:

	2016	2015
Audit Fees	$5,955,000	$4,610,000
Audit-Related Fees	80,000	570,000
Tax Fees	123,400	76,764
All Other Fees	—	589,933
Total	$6,158,400	$5,846,697

Audit Fees

Audit fees relate to professional services rendered in connection with the audit of our annual consolidated financial statements included in our Annual Report on Form 10-K and internal control over financial reporting, the review of our quarterly financial statements included in our Quarterly Reports on Form 10-Q, the audit of our captive insurance company and audit services provided in connection with other subsidiary audit reports. These fees were approved by the Audit Committee.

Audit-Related Fees

For 2015, audit-related fees primarily relate to professional services rendered in connection with Frontier’s equity and debt offerings.

For 2016, audit-related fees primarily relate to professional services rendered in connection with the review of pro forma financials and a registration statement filed.

Tax Fees

Tax fees for 2016 and 2015 primarily relate to professional services rendered in connection with the preparation of transactional tax filings.

All Other Fees

For 2015, fees are for professional services rendered in connection with the California, Texas and Florida Acquisition.

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PROPOSAL 6: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL 6: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The ratification of the selection of KPMG LLP as our independent registered public accounting firm for 2017 is being submitted to stockholders because we believe that this action follows sound corporate practice and is in the best interests of the stockholders. If the stockholders do not ratify the selection by the affirmative vote of the holders of a majority of the shares of common stock present or represented by proxy and entitled to vote at the meeting, the Audit Committee will reconsider the selection of the independent registered public accounting firm, but such a vote will not be binding on the Audit Committee. If the stockholders ratify the selection, the Audit Committee, in its discretion, may still direct the appointment of a new independent registered public accounting firm at any time during the year if the Audit Committee believes that this change would be in our and our stockholders’ best interests.

The Board recommends that the stockholders ratify the selection of KPMG LLP, registered public accounting firm, as the independent registered public accounting firm to audit our accounts and those of our subsidiaries for 2017. KPMG has served as our independent registered public accounting firm since 1936 and the Audit Committee believes that the continued retention of KPMG as our independent registered public accounting firm is in the best interests of Frontier and our stockholders. The Audit Committee approved the selection of KPMG LLP as our independent registered public accounting firm for 2017.

A representative of KPMG is expected to participate at the Annual Meeting and will have the opportunity to make a statement and be available to respond to appropriate questions.

The Board unanimously recommends that you vote FOR this proposal.

Frontier Communications Corporation	76	2017 Proxy Statement

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table provides information as of December 31, 2016 regarding compensation plans (including individual compensation arrangements, but not including qualified employee benefit plans and plans available to stockholders on a pro rata basis) under which our equity securities are authorized for issuance.

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted-average exercise price of outstanding options, warrants and rights(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(1)
Equity compensation plans approved by security holders	4,780,531	$3.49	7,324,000
Equity compensation plans not approved by security holders	—	—	—
Total	4,780,531	$3.49	7,324,000

(1)	Columns (a) and (c) reflect the number of performance shares that may be issued at the end of the 2014-2016, 2015-2017 and 2016-2018 Measurement Periods assuming achievement of target performance. The weighted-average exercise price shown in column (b) does not take these performance shares into account.

Frontier Communications Corporation	77	2017 Proxy Statement

ANNUAL REPORT AND COMPANY INFORMATION

A copy of our 2016 Annual Report to Stockholders is being furnished to stockholders concurrently herewith. Stockholders may request another free copy of our 2016 Annual Report from:

Frontier Communications Corporation

Attn: Investor Relations Department

401 Merritt 7

Norwalk, Connecticut 06851

Telephone: (866) 491-5249

e-mail: ir@ftr.com

Frontier Communications Corporation	78	2017 Proxy Statement

PROPOSALS BY STOCKHOLDERS

PROPOSALS BY STOCKHOLDERS

Proposals that stockholders wish to include in our proxy statement and form of proxy for presentation at our 2018 annual stockholders meeting must be received by us no later than November 28, 2017. Such proposals also must comply with SEC regulations under Rule 14a-8 of the Securities Exchange Act of 1934, as amended, regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Secretary

Frontier Communications Corporation

401 Merritt 7

Norwalk, Connecticut 06851

Fax: (203) 614-4651

For a stockholder proposal that is not intended to be included in our 2018 proxy statement under Rule 14a-8, our bylaws require that the stockholder’s written proposal be submitted to our Secretary at the address above:

•	On or after the close of business on January 10, 2018; and

•	On or before the close of business on February 9, 2018.

In such a case, the notice of proposal must meet certain requirements set forth in our bylaws. Such proposals are not required to be included in our proxy materials.

Frontier Communications Corporation	79	2017 Proxy Statement

ANNEX A

Annex A

Frontier Communications Corporation 2017 Equity Incentive Plan

Section 1

Purpose

The purpose of the Plan is to provide compensation incentives for high levels of performance and productivity by individuals who provide services to the Company. This Plan is intended to strengthen the Company’s existing operations and its ability to attract and retain outstanding individuals upon whose judgment, initiative and efforts the continued success, growth and development of the Company is dependent, as well as encourage such individuals to have a greater personal financial investment in the Company through ownership of its common stock. The Plan is also designed to align the interests of those employees participating in the incentive compensation and the interests of the Company’s stockholders by awarding compensation based on performance.

Section 2

Definitions

When used herein, the following terms have the following meanings:

(a)	“AFFILIATE” means any company controlled by the Company, controlling the Company or under common control with the Company.

(b)	“AWARD” means an award granted to any Eligible Individual in accordance with the provisions of the Plan.

(c)	“AWARD POOL” means the aggregate number of shares of Stock that are reserved for issuance pursuant to Awards under this Plan pursuant to Section 3(a).

(d)	“AWARD AGREEMENT” means the written agreement or certificate evidencing the terms of the Award granted to an Eligible Individual under this Plan. An Award Agreement may be in an electronic medium, may be limited to notation on the books and records of the Company and, unless the Committee determines otherwise, need not be signed by a representative of the Company or an Eligible Individual.

(e)	“BENEFICIARY” means, with respect to an Eligible Individual, the beneficiary or beneficiaries that the Eligible Individual designates pursuant to Section 10 to receive the amount, if any, payable under this Plan upon the Eligible Individual’s death.

(f)	“BOARD” means the Board of Directors of the Company.

(g)	A “CHANGE IN CONTROL” shall mean the occurrence of any of the following events with respect to the Company:

i.	any Person (as defined in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof) is or becomes the beneficial owner (as that term is used in Section 13(d) of the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing 30% or more of the combined voting power of the Company’s then outstanding securities other than in connection with a transaction, described in clause (ii) below, that would not result in the occurrence of a Change in Control;

ii.	consummation of any (1) consolidation or merger, other than a consolidation or merger of the Company which would result in all or substantially all of the individuals and entities who were beneficial owners of the voting securities of the Company outstanding prior to such merger or consolidation continuing to beneficially own, directly or indirectly, voting securities, either by such securities remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof, representing more than 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation in substantially the same proportions as their ownership of the voting securities of the Company outstanding prior to such merger or consolidation, or (2) sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets or businesses of the Company;

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ANNEX A

iii.	during any 24 month period, individuals who, as of the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the beginning of such period whose election, appointment or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected, appointed or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director; or

iv.	the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company.

Notwithstanding anything in this Plan or any Award Agreement to the contrary, to the extent any provision of this Plan or an Award Agreement would cause a payment of deferred compensation that is subject to Section 409A to be made upon or as a result of the occurrence of a Change in Control, then such payment shall not be made unless such Change in Control also constitutes a “change in ownership”, “change in effective control” or “change in ownership of a substantial portion of the Company’s assets” within the meaning of Section 409A. Any payment that would have been made except for the application of the preceding sentence shall be made in accordance with the payment schedule that would have applied in the absence of a Change in Control.

(h)	“CODE” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended. All citations to Sections of the Code are to such Sections as they are currently designated and reference to such Sections shall include the provisions thereof as they may from time to time be amended or renumbered as well as any successor provisions and any applicable regulations.

(i)	“COMMITTEE” means the Compensation Committee of the Board or such other committee consisting of two or more members as the Board may appoint from time to time to administer this Plan.

(j)	“COMPANY” means Frontier Communications Corporation and its successors and assigns.

(k)	“COVERED EMPLOYEE” means any Participating Company employee whom the Committee determines is or could be subject to the deductibility limitation imposed by Section 162(m) of the Code.

(l)	“DATE OF GRANT” means the date on which the Committee specifies that a grant of Options, SARs, Restricted Stock, Performance Shares, Performance Units or any other Award will become effective (which date shall not be earlier than the date on which the Committee takes action with respect thereto).

(m)	“EFFECTIVE DATE” means the date the stockholders approves this Plan.

(n)	“ELIGIBLE INDIVIDUAL” means a non-employee director, officer, or employee of any Participating Company or any other natural person, including a consultant or advisor, who performs bona fide services for a Participating Company not in connection with the offer or sale of securities in a capital-raising transaction whose judgment, initiative and efforts, in the judgment of the Committee, foster the continued efficiency, productivity, growth and development of any Participating Company. Where required by the context, “Eligible Individual” includes an individual who has been granted an Award but is no longer performing services for any Participating Company.

(o)	“EXCHANGE ACT” means the Securities Exchange Act of 1934, as amended, and any rules and regulations promulgated thereunder. Reference to any Section of the Exchange Act or any Rule promulgated thereunder shall include any successor Section or Rule.

(p)	“FAIR MARKET VALUE” means, unless the Committee specifies another reasonable method for determining fair market value, the closing sales price of a share of Stock as reported by the NASDAQ Stock Market (or if such shares are listed on another national stock exchange or national quotation system, as reported or quoted by such exchange or system) on the date in question or, if no such sales were reported for such date, for the most recent prior date on which sales prices were quoted. Notwithstanding the foregoing, (i) in the case of an Option or SAR, Fair Market Value shall be determined in accordance with a definition of fair market value that permits the Option or SAR to be exempt from Section 409A; and (ii) in the case of an Option that is intended to qualify as an Incentive Stock Option under Section 422 of the Code or an Award that is intended to qualify for the Performance-Based Exception, the Committee shall determine Fair Market Value in accordance with the requirements of Section 422 of the Code or Section 162(m) of the Code, as applicable.

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ANNEX A

(q)	“FAMILY MEMBER” AND “FAMILY TRUST” shall have the same meanings that the SEC shall employ from time to time for the purpose of the exception to the SEC rules that limit transferability of stock options and stock awards for purposes of Section 16 of the Exchange Act and/or the use of Form S-8 under the Securities Act. For the purposes of this Plan, the phrases “Family Member” and “Family Trust” shall be further limited, if necessary, so that neither the transfer to a Family Member or Family Trust nor the ability of a Participant to make such a transfer shall have adverse consequences to the Company or a Participant by reason of Section 162(m) of the Code or otherwise.

(r)	“INCENTIVE STOCK OPTION” means an Option that the Committee designates as intended to qualify as an “incentive stock option” under Section 422 of the Code or any successor provision.

(s)	“OPTION” means an option to purchase shares of Stock, including Restricted Stock, if the Committee so determines, subject to the applicable provisions of Section 5 and awarded in accordance with the terms of this Plan.

(t)	“OPTION PRICE” means the purchase price per share of Stock payable on exercise of an Option.

(u)	“OTHER AWARD” means any form of equity-based or equity-related award, other than an Option, SAR, Restricted Stock, Restricted Stock Unit, Performance Stock, or Performance Unit, that is granted pursuant to Section 8.

(v)	“PARTICIPATING COMPANY” means the Company or any subsidiary or other Affiliate of the Company; provided, however, for Incentive Stock Options only, “Participating Company” means the Company, any corporation or other entity which at the time such Incentive Stock Option is granted qualifies as a subsidiary of the Company under the definition of “subsidiary corporation” contained in Section 424(f) of the Code; and further provided that, except for Options that are specifically designated as intended to be subject to Section 409A, “Participating Company” means the Company and any other entity in a chain of entities in which the Company or another such entity has a controlling interest (within the meaning of Treasury Regulation § 1.409A-1(b)(5)(iii)(E)) in each entity in the chain.

(w)	“PARTICIPANT” means an Eligible Individual to whom the Committee has granted or is granting an Award. When required by the context, the definition of Participant shall include an individual who has been granted an Award but is no longer an employee of any Participating Company.

(x)	“PERFORMANCE-BASED EXCEPTION” means the performance-based compensation exception to the deductibility limitation of Section 162(m) of the Code.

(y)	“PERFORMANCE PERIOD” means a period of time over which performance is measured in connection with an Award.

(z)	“PERFORMANCE OBJECTIVES” means one or more specified performance goals that the Committee uses in determining (i) whether to make, vest or pay an Award to an Eligible Individual, or (ii) the amount, size or other terms of any such Award.

(aa)	“PERFORMANCE SHARE” means an Award under Section 6 that is valued by reference to a share of Stock, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including without limitation, cash or Stock, or any combination thereof, upon achievement of such Performance Objectives during the relevant Performance Period as the Committee shall establish at the time of such Award or thereafter, but not later than the time permitted by Section 162(m) of the Code in the case of a Qualified Performance-Based Award.

(bb)	“PERFORMANCE UNIT” means an Award under Section 6 for which the Committee sets a dollar value or a valuation formula, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including without limitation, cash or Stock, or any combination thereof, upon achievement of such Performance Objectives during the relevant Performance Period as the Committee shall establish at the time of such Award or thereafter, but not later than the time permitted by Section 162(m) of the Code in the case of a Qualified Performance-Based Award.

(cc)	“PLAN” means this Frontier Communications Corporation 2017 Equity Incentive Plan, as the same may be amended from time to time.

(dd)	“PRIOR PLANS” means the Frontier Communications Corporation 2000 Equity Incentive Plan, 2009 Equity Incentive Plan, 2013 Equity Incentive Plan, Non-Employee Directors’ Deferred Fee Equity Plan and Non-Employee Directors’ Equity Incentive Plan, each as may be amended from time to time (each, a “Prior Plan”).

(ee)	“QUALIFIED PERFORMANCE-BASED AWARD” means an Award (or a specified portion of an Award) to a Participant that the Committee intends to satisfy the requirements of the Performance-Based Exception.

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ANNEX A

(ff)	“RESTRICTED STOCK” means an Award of shares of Stock under Section 7, which shares are issued with such restrictions as the Committee, in its sole discretion, may impose, including without limitation, any restriction on the right to retain such shares, to sell, transfer, pledge or assign such shares, to vote such shares, and/or to receive any dividends with respect to such shares, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

(gg)	“RESTRICTED STOCK UNIT” means an Award under Section 7 that is valued by reference to a share of Stock, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including without limitation, cash or Stock, or any combination thereof, and that has such restrictions as the Committee, in its sole discretion, may impose, including without limitation, any restriction on the right to retain such Awards, to sell, transfer, pledge or assign such Awards, and/or to receive any dividend equivalents with respect to such Awards, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

(hh)	“RESTRICTION PERIOD” means the period when Restricted Stock or Restricted Stock Units are subject to one or more restrictions that will lapse based on the passage of time, the achievement of performance goals, or the occurrence of another event or events, as the Committee determines and specifies in the applicable Award Agreement.

(ii)	“RULE 16b-3” shall mean Rule 16b-3 promulgated by the SEC under the Exchange Act and, unless the circumstances require otherwise, shall include any other rule or regulation adopted under Section 16(a) or 16(b) of the Exchange Act relating to compliance with, or an exemption from, Section 16(b) of the Exchange Act.

(jj)	“SAR” means a right granted under Section 5 that confers on the holder thereof a right to receive in cash or Stock, at the Committee’s sole discretion, upon exercise thereof, the excess of (i) the Fair Market Value of one share of Stock on the date of exercise over (ii) the SAR Price of the right.

(kk)	“SAR PRICE” means the base exercise price for an SAR that the Committee specifies and sets forth in the related Award Agreement.

(ll)	“SEC” means the Securities and Exchange Commission.

(mm)	“SECTION 409A” means Section 409A of the Code and the regulations and any other formal guidance promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service.

(nn)	“SECURITIES ACT” means the Securities Act of 1933, as amended, and any rules and regulations promulgated thereunder. Reference to any Section of the Securities Act or any Rule promulgated thereunder shall include any successor Section or Rule.

(oo)	“STOCK” means the Common Stock of the Company.

(pp)	“SUBSTITUTE AWARD” has the meaning in Section 3(e).

(qq)	“TERMINATION WITHOUT CAUSE” means termination of a Participant’s employment with a Participating Company (i) that the Participating Company initiates for any reason other than the Participant’s death, Total Disability or deliberate, willful or gross misconduct, (ii) that the Participant initiates for any reason, or (iii) on such other grounds as the Committee may have specified with respect to an Award in the Award Agreement or otherwise.

(rr)	“TOTAL DISABILITY” means, with respect to an Incentive Stock Option, a disability as determined under Section 22(e)(3) of the Code, and with respect to any other Award, a determination that a Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of at least twelve (12) months, as the Committee shall determine upon the basis of such evidence as the Committee deems appropriate or necessary. A determination that the Eligible Individual is eligible for full long-term disability payments under any long-term disability plan of the Company, as may be in effect from time to time, shall be conclusive evidence of Total Disability. Notwithstanding the foregoing, to the extent any provision of this Plan or any Award Agreement under this Plan would cause a payment of deferred compensation that is subject to Section 409A to be made upon the occurrence of a Participant’s Total Disability, then there shall not be a Total Disability that triggers payment until the date (if any) that the Participant is disabled within the meaning of Section 409A(a)(2)(C). Any payment that would have been made except for the application of the preceding sentence shall be made in accordance with the time of payment schedule that would have applied in the absence of a Total Disability.

A-4

ANNEX A

Section 3

Shares Subject to this Plan

(a) Subject to adjustment as provided in Section 13 hereof, the Award Pool shall consist of 65,000,000 shares of Stock that are hereby reserved for issuance pursuant to Awards granted under this Plan, less one share for every one share granted under any Prior Plan after December 31, 2016. Notwithstanding the foregoing, SARs, Restricted Stock Units, Performance Shares, Performance Units and Other Awards that, by the terms of such Awards, are payable solely in cash shall not be subject to such limit. Shares of Stock reserved for issuance under this Plan shall be made available either from authorized and unissued shares, shares that the Company holds in its treasury, or shares that the Company purchases in the open market or in private transactions.

(b) In any calendar year, (1) no non-employee director may be granted Awards under this Plan such that the total compensation paid to such non-employee director (which, for purposes of clarity, shall include the annual retainer or stipend fees that are paid in cash) during such calendar year exceeds $600,000 (calculating the value of any such Awards that are Stock-based based on the grant date fair value of such Awards for financial reporting purposes) and (2) no Eligible Individual may receive Awards covering more than 2,000,000 shares of Stock if the Award is denominated in or valued by reference to a number of shares of Stock or Stock-based units. Such number of shares of Stock or Stock-based units shall be adjusted in accordance with Section 13 hereof. In addition, with respect to Performance Units and Other Awards that are denominated in dollars and payable in cash, no Eligible Individual may receive Awards in excess of $2,000,000 in respect of each calendar year during the applicable Performance Period (i.e., no more than $6,000,000 in respect of a three-year Performance Period). The limitations set forth in this Section 3(b) shall not apply to the extent the Committee determines that an Award shall not comply with the Performance-Based Exception (and may be excluded from these limits without adversely affecting the application of the Performance-Based Exception provisions with respect to Awards that are intended to comply with it). The limitations set forth in this Section 3(b) shall be applied to Awards that provide for a range of payouts based on the maximum amount that could be paid under each such Award. With respect to the limitation set forth in Section 3(b)(1), the Committee may make exceptions to this limit for a non-executive chair of the Board or, in extraordinary circumstances, for other individual non-employee directors, as the Committee may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation.

(c) Upon approval of this Plan by the stockholders of the Company, no further grants may be made under any Prior Plan. However, if, for any reason after December 31, 2016, any shares of Stock awarded or subject to issuance pursuant to an award outstanding under any Prior Plan are not issued, or are reacquired by the Company from the Participant or the Participant’s transferee, for reasons including, but not limited to, forfeiture, termination, expiration, cancellation or the settlement of an award in cash in lieu of shares of Stock or the satisfaction of a tax withholding obligation by the Company withholding shares of Stock that otherwise would have been issued in settlement of such award (other than any tender of shares or withholding to cover the exercise price or tax obligation in connection with the exercise of options or stock appreciation rights under a Prior Plan), such shares of Stock shall be available for issuance pursuant to Awards under this Plan.

(d) If, for any reason, any shares of Stock awarded or subject to issuance pursuant to Awards outstanding under this Plan are not issued, or are reacquired by the Company from the Participant or the Participant’s transferee, for reasons including, but not limited to, a forfeiture of Restricted Stock or a Restricted Stock Unit or the termination, expiration or cancellation of an Option, SAR, Performance Share or Performance Unit or the settlement of an Award in cash in lieu of shares of Stock or the satisfaction of a tax withholding obligation with respect to Restricted Stock, a Restricted Stock Unit, a Performance Share or a Performance Unit by the Company withholding shares of Stock that otherwise would have been issued in settlement of such Award, such shares of Stock shall again be available for issuance pursuant to an Award under this Plan and shall be added back to the Award Pool. Notwithstanding anything to the contrary contained herein: (A) if shares of Stock are tendered or otherwise used in payment of an Option Price, the total number of shares of Stock covered by the Option being exercised shall be deducted from the Award Pool; (B) shares of Stock withheld by the Company to satisfy the tax withholding obligation with respect to an Option or SAR shall be deducted from the Award Pool; and (C) the number of shares of Stock covered by an SAR, to the extent that it is exercised and settled in shares of Stock, and whether or not shares of Stock are actually issued to the Participant upon exercise of the SAR, shall be deducted from the Award Pool.

A-5

ANNEX A

(e) Notwithstanding anything to the contrary contained herein: (i) shares issued under Awards granted in assumption, substitution or exchange for previously granted awards of a company acquired by the Company (“Substitute Awards”) do not reduce the shares available under the Award Pool in Section 3(a) and will not be subject to the individual award limits under Section 3(b); and (ii) available shares under a pre-existing stockholder approved plan of an acquired company that was not adopted in contemplation of such acquisition (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and will not reduce the shares available under Award Pool in Section 3(a) and will not be subject to the individual award limits under Section 3(b) (subject to stock exchange listing requirements), provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition, and shall only be made to individuals who were employees or directors of such acquired company before such acquisition or combination.

Section 4

Grant of Awards and Award Agreements

(a) Subject to and in furtherance of the provisions of this Plan, the Committee shall (i) determine and designate from time to time those Eligible Individuals or groups of Eligible Individuals to whom Awards are to be granted; (ii) grant Awards to Eligible Individuals; (iii) determine the form or forms of Award to be granted to any Eligible Individual; (iv) determine the amount or number of shares of Stock, including Restricted Stock if the Committee so determines, subject to each Award; (v) determine the terms and conditions (which need not be identical) of each Award including any restrictions or limitations on the Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, and any provisions related to clawback or recoupment with respect to an Award; (vi) determine the rights of each Participant after employment has terminated and the periods during which such rights may be exercised; (vii) establish and modify, consistent with the requirements under Section 162(m) of the Code, Performance Objectives; (viii) determine whether and to what extent Eligible Individuals shall be allowed or required to defer receipt of any Awards or other amounts payable under this Plan to the occurrence of a specified date or event; (ix) determine the price at which shares of Stock may be offered under each Award which price may, except in the case of Options or SARs, be zero; (x) permit cashless exercise of Options and other Awards; (xi) interpret, construe and administer this Plan and any related Award Agreement and define the terms employed therein; and (xii) make all of the determinations necessary or advisable with respect to this Plan or any Award granted thereunder. Awards granted to different Eligible Individuals or Participants need not be identical and, in addition, may be modified in different respects by the Committee.

(b) Each Award granted under this Plan shall be evidenced by a written or electronic Award Agreement, in a form that the Committee approves. Such Award Agreement shall be subject to and incorporate the express terms and conditions, if any, required under this Plan or by the Committee for the form of Award granted and such other terms and conditions as the Committee may specify. Except to the extent waived by the Committee, an Eligible Participant must accept an Award in such manner and during such period of time as the Committee shall specify. An Eligible Participant shall not have any rights with respect to an Award unless and until the Eligible Participant has so accepted the Award and has otherwise complied with the applicable terms and conditions of the applicable Award Agreement.

(c) Notwithstanding anything in this Section 4 to the contrary, except for Options and SARs that the Committee specifically designates as intended to be subject to Section 409A, Options and SARs may be granted only to individuals who provide direct services on the Date of Grant of the relevant Option or SAR to the Company or another entity in a chain of entities in which the Company or another such entity has a controlling interest within the meaning of Treasury Regulation § 1.409A-1(b)(5)(iii)(E) in each entity in the chain.

(d) The Committee may, in its discretion, include Performance Objectives in any Award.

(i) Performance Objectives may vary from Participant to Participant and between groups of Participants and shall be based upon such factors as the Committee may deem appropriate.

(ii) If the Committee intends to assign an opportunity to receive a Qualified Performance-Based Award to a Participant, the Committee shall designate the Award opportunity as a Qualified Performance-Based Award in writing at the time the Committee establishes the Award opportunity.

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ANNEX A

(iii) If the Committee assigns a Participant an opportunity to receive a Qualified Performance-Based Award, the Committee shall establish a Performance Objective with respect to the Qualified Performance-Based Award and the maximum dollar amount of compensation payable under the Qualified Performance-Based Award for attainment of the Performance Objective. The Committee may also establish lower dollar amounts of compensation payable for lower levels of achievement with respect to the Performance Objective and may also establish one or more threshold levels of achievement with respect to the Performance Objective in order for any compensation to be paid pursuant to the Qualified Performance-Based Award. If none of the threshold levels of achievement with respect to the Performance Objective established to ensure compliance with Section 162(m) of the Code are attained, no compensation may be paid pursuant to the Qualified Performance-Based Award. The Committee shall establish in writing the Performance Objective intended to ensure compliance with Section 162(m) of the Code within the first 90 days of the Performance Period and at a time when the outcome of the Performance Objective is substantially uncertain. Notwithstanding the 90-day deadline specified in the prior sentence, in the event that a Performance Period (or a Participant’s service during a Performance Period) is expected to be less than 12 months, the Committee shall establish in writing the Performance Objective intended to ensure compliance with Section 162(m) of the Code on or before the date when 25% of the Performance Period (or the Participant’s service during the Performance Period), as each is scheduled in good faith at the time the goal is established, has elapsed. In addition to specifying the Performance Objective that is intended to ensure compliance with Section 162(m) of the Code, the Committee may specify a Performance Objective, or such other conditions and criteria as it chooses, to guide the exercise of its discretion to reduce, but not increase, the amount of the Award that otherwise would be payable in connection with the attainment of the Performance Objective and thereby determine the final amount payable to the Participant under the Qualified Performance-Based Award.

(iv) In the case of a Qualified Performance-Based Award, the Performance Objective that is intended to permit the Award to satisfy the Performance-Based Exception shall be stated as levels of, or growth or changes in, or other objective specification of performance with respect to one or more of the following performance criteria: earnings; consolidated pre-tax earnings; net earnings; earnings before or after deduction for all or any portion of interest, taxes, depreciation, and/or amortization; cash and cash equivalent balance; cash flow measures (including but not limited to operating cash flow; free cash flow; free cash flow per share; and cash flow return); earnings per share; economic value added; revenue; average revenue per customer; net income; operating income; profit; economic profit; capitalized economic profit; after-tax profit; pre-tax profit; operating profit; operating efficiency; operating expenses; operating margin; profit margin; gross margin; market value added; market share; return measures (including but not limited to total stockholder return; return on total capital; return on equity; return on common equity; return on assets; return on net assets; return on investment; and return on capital employed); debt/capital ratio; cost; unit cost; cost control; attainment of budget goals; sales; sales volume; assets; inventory turnover ratio; productivity ratios; the Company’s common stock price; expense targets or ratios; charge-off levels; customer satisfaction; working capital; debt; debt to equity ratio; capital expenditures; capital targets; consummation of acquisitions, dispositions, projects, strategic or operational initiatives, or other specific events or transactions; price/earnings growth ratio; and book value per share. Unless otherwise determined by the Committee, Performance Objectives that are financial metrics will be determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”) or may be adjusted to include or exclude any items otherwise includable or excludable under GAAP as the Committee may determine from time to time. To the extent such exclusions or adjustments affect Awards intended to qualify as Qualified Performance-Based Awards, they shall be prescribed in a form and within the period of time that meets the requirements of Section 162(m).

(v) In the case of an Award other than a Qualified Performance-Based Award, the Committee may establish a Performance Objective that is based on categories of performance that are different than those set forth in Section 3(d)(iv).

(vi) If the Committee makes the opportunity to receive an Award subject to a particular Performance Objective, the Committee shall adopt or confirm a written definition of that Performance Objective at the time the Performance Objective is established, provided that the Committee retains the discretion to forgo such written definition in connection with an Award other than a Qualified Performance-Based Award. The Performance Objective for an Award may be described in terms of Company-wide objectives or objectives that are related to a specific division, subsidiary, Employer, department, region, or function in which the Participant is employed or as some combination of these (as alternatives or otherwise). A Performance Objective may be measured on an absolute basis or relative to a pre-established target, results for a previous year, the performance of other corporations, or a stock market or other index. If the Committee specifies more than one individual performance goal in defining a Performance Objective, the Committee shall also specify, in writing, whether one, all or some other number of such goals must be attained in order for the Performance Objective to be met.

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ANNEX A

(vii) For each Award that has been made subject to a Performance Objective, within 60 days following the end of each Performance Period, the Committee shall determine whether the Performance Objective for such Performance Period has been satisfied. With respect to the Performance Objective related to a Qualified Performance-Based Award, no Award may be granted, settled or paid out, as applicable under the Performance Objectives for such Award, until the Committee has made a final written certification that the Performance Objective established to ensure compliance with Section 162(m) of the Code has been satisfied. This may be accomplished through approved minutes of the Committee meeting (or by some other form of written certification). If a Performance Objective applicable to the opportunity to receive an Award other than a Qualified Performance-Based Award for a Performance Period is not achieved, the Committee in its sole discretion may grant all or a portion of that Award based on such criteria as the Committee deems appropriate, including without limitation individual performance or the performance of the specific division, subsidiary, Employer, department, region, or function employing the Participant. The Committee shall also have the discretion to adjust downward the determinations of the degree of attainment of any Performance Objective; Awards may not be adjusted upward.

(viii) In determining whether any Performance Objective has been satisfied, the Committee may exclude or otherwise equitably adjust for any or all specified circumstance or event that occurs during a Performance Period, including but not limited to: (i) charges, costs, gains or income associated with reorganizations or restructurings of the Company, discontinued operations, asset write-downs or impairment charges, litigation or the resolution of litigation, acquisitions or divestitures and related expenses, or currency or commodity fluctuations, (ii) the effects of changes in applicable laws, regulations or accounting principles, or (iii) any other unusual or infrequently occurring or non-recurring items or any other extraordinary, unusual, special or designated items, events or circumstances as the Committee may in its discretion determine. In addition, the Committee may adjust any Performance Objective for a year as it deems equitable to recognize unusual or non-recurring events affecting the Company, changes in tax laws or regulations or accounting procedures, mergers and acquisitions and any other factors as the Committee may determine (including adjustments that would result in the Company’s payment of non-deductible compensation under an Award). In the case of Qualified Performance-Based Awards, such exclusions and adjustments will apply only to the extent the Committee specifies in writing (not later than the time Performance Objectives are required to be established) which exclusions and adjustments the Committee will apply to determine whether a Performance Objective has been satisfied, as well as an objective manner for applying them, or to the extent that the Committee determines (if such determination is memorialized in writing) that they may apply without adversely affecting the Award’s status as a Qualified Performance-Based Award. In the event of any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, any merger, consolidation, spin-off, reorganization, partial or complete liquidation or other distribution of assets (other than a normal cash dividend), issuance of rights or warrants to purchase securities or any other corporate transaction having an effect similar to any of the foregoing, the Committee shall make or provide for such adjustments in such Performance Objective or other terms of the Award as the Committee in its sole discretion may in good faith determine to be equitably required in order to prevent dilution or enlargement of the rights of Participants.

(ix) If applicable tax and/or securities laws permit Committee discretion to alter the governing Performance Objectives without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify for the Performance-Based Exception, the Committee may make such grants without satisfying the requirements of Section 162(m) of the Code.

Section 5

Stock Options and SARs

(a) The Committee may grant Incentive Stock Options, nonqualified stock options, SARs or a combination of Incentive Stock Options, nonqualified stock options and SARs. The Committee shall (i) determine the number of shares of Stock subject to each Option or the number of shares of Stock that shall be used to determine the value of an SAR; (ii) determine whether such Stock shall be Restricted Stock; (iii) determine the time or times when and the manner in which each Option and SAR shall be exercisable and the duration of the exercise period; (iv) determine whether or not all or part of each Option may be canceled by the exercise of an SAR; and (v) determine whether the payment due upon the exercise of an Option or SAR will be in the form of cash, shares of Stock, or a combination of cash and shares of Stock.

(b) Incentive Stock Options may only be granted to Eligible Individuals who meet the definition of “employee” under Section 3401(c) of the Code. Unless the Committee designates an Option in writing as an Incentive Stock Option, the Option shall be a nonqualified stock option.

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ANNEX A

(c) The aggregate Fair Market Value of the Stock (disregarding any restrictions in the case of Restricted Stock) for which Incentive Stock Options (within the meaning of Section 422 of the Code) granted to any Eligible Individual under this Plan may first become exercisable in any calendar year under this Plan and all other Incentive Stock Option plans of the Employer shall not exceed $100,000. For this purpose, Fair Market Value shall be determined with respect to a particular Incentive Stock Option on the date on which such Incentive Stock Option is granted. In the event that this $100,000 limit is exceeded with respect to a Participant, then Incentive Stock Options granted under this Plan to such Participant shall, to the extent and in the order required by Treasury Regulations under Section 422 of the Code, automatically become nonqualified stock options granted under this Plan. Solely for purposes of determining the limit on Incentive Stock Options that may be granted under this Plan, the provisions of Section 3(d) that replenish or forego a charge against the Award Pool shall only be applied to the extent permitted by Section 422 of the Code and regulations promulgated thereunder.

(d) SARs can be either free-standing (not granted in tandem with another Award) or granted in tandem with another Award. If an SAR is granted in tandem with another Award, the Participant may choose to exercise either the underlying Award or the SAR, but not both.

(e) The exercise period for an Option or SAR, including any extension which the Committee may from time to time decide to grant, shall be 10 years from the Date of Grant or such shorter period as the Committee may specify at the Date of Grant; provided, however, that, in the case of an Incentive Stock Option granted to an Eligible Individual who, at the Date of Grant, owns (within the meaning of Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any “parent” or “subsidiary” within the meaning of Section 424(e) or (f) of the Code, respectively (a “10% Stockholder”), such period, including extensions, shall not exceed five years from the Date of Grant.

(f) The Committee shall determine the Option Price or SAR Price, as applicable, at the time any Option or SAR is granted. The Option Price or SAR Price shall be not less than the Fair Market Value, or, in the case of an Incentive Stock Option granted to a 10% Stockholder, 110% of the Fair Market Value, disregarding any restrictions in the case of Restricted Stock, of a share of Stock on the Date of Grant of the Option or SAR, as the Committee shall determine; provided, however, that such Option Price or SAR Price, as applicable, shall be at least equal to the par value of one share of Stock. Notwithstanding the prior sentence, the Committee may grant an Option or SAR with an Option Price or SAR Price, as applicable, that is less than one hundred percent (100%) of the Fair Market Value of a share of Stock on the Date of Grant of the Option or SAR if the Committee grants such Option or SAR as a Substitute Award in replacement for an award previously granted by an entity that the Company assumes in a business combination, provided that the Committee determines that such Option Price or SAR Price, as applicable, is appropriate to preserve the economic benefit of the replaced award and will not impair the exemption of the Option or SAR from Section 409A (unless the Committee clearly and expressly foregoes such exemption at the time the Option or SAR is granted). In all cases, the Committee shall observe the prohibition on Option and SAR repricing set forth in Section 12(d) of this Plan. Options and SARs are not eligible for dividends or dividends equivalent rights.

(g) A Participant may not exercise any portion of an Option or SAR (i) until the Participant shall have remained in the employ of a Participating Company for such period after the Date of Grant of the Option or SAR as the Committee may specify in the Award Agreement and (ii) until the Participant achieves such Performance Objectives or other criteria, if any, as the Committee may specify in the Award Agreement. Unless otherwise provided in this Plan, an Option shall not be exercisable earlier than one year following the Date of Grant of the Option. The Committee may further require that an Option or SAR become exercisable in installments.

(h) Except as otherwise provided in this Plan, the total Option Price or SAR Price shall be paid to the Company at the time of exercise either in cash or in such other consideration as the Committee deems appropriate, including Stock, having a total Fair Market Value on the date of exercise, as the Committee shall determine, equal to the total Option Price or SAR Price, as applicable, or a combination of cash and such other consideration having a total Fair Market Value on the date of exercise, as so determined, equal to the total Option Price or SAR Price, as applicable.

(i) (i) Upon the Termination Without Cause (other than in connection with a Change of Control as specified in Section 14) of a Participant holding Options or SARs, the Participant may exercise his or her Options and SARs to the extent they are exercisable on the date of Termination Without Cause, at any time and from time to time within 90 days of the date of such termination (but not later than the expiration of the overall exercise period specified in the applicable Award

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ANNEX A

Agreement). The Committee, however, in its discretion, may provide that any Option or SAR which is not exercisable by its terms on the date of Termination Without Cause will become exercisable in accordance with a schedule (which may extend the time limit referred to above, but not later than the expiration of the overall exercise period specified in the applicable Award Agreement) that the Committee shall determine.

(ii) (A) Upon the death or Total Disability (during a Participant’s employment or within three months after the termination of employment for any reason other than termination pursuant to circumstances described in clause (f)(iii) below) of a Participant holding an Option or SAR, the Participant may exercise his or her Options and SARs only to the extent they are exercisable at the time of death or Total Disability (or such earlier termination of employment), at any time and from time to time within one year after such death or Total Disability (but not later than the expiration of the overall exercise period specified in the applicable Award Agreement). The Committee, however, in its discretion, may provide that any Options or SARs outstanding but not exercisable at the date of the first to occur of death or Total Disability will become exercisable in accordance with a schedule (which may extend the limits referred to above, but not to a date later than the expiration of the overall exercise period specified in the applicable Award Agreement) that the Committee shall determine. (B) The Committee may specify in the Award Agreement for a Participant’s Option or SAR that the Option or SAR may be exercised for an extended period after the termination of the Participant’s employment by reason of retirement (as defined by the Committee in its sole discretion), but not beyond the expiration of the overall exercise period specified in the applicable Award Agreement.

(iii) If a Participating Company terminates the employment of a Participant holding an Option or SAR for deliberate, willful or gross misconduct or on such grounds as the Committee may have specified with respect to an Award, as the Committee shall determine in good faith in its discretion, all rights of such Participant and any Family Member or Family Trust or other transferee to which such Participant has transferred the Option or SAR shall expire immediately upon the Participant’s or transferee’s receipt of the notice of such termination.

(iv) In the event of the death of a Participant, any Option or SAR outstanding to the Participant may be exercised by the person or persons to whom the Participant’s rights under the Option or SAR pass by will, or if no such person has such right, by his or her executors or administrators or Beneficiary. The death of a Participant after Total Disability or Termination Without Cause will not adversely affect the rights of a Participant or anyone entitled to the benefits of such Option or SAR.

(j) No Option or SAR granted under this Plan shall be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated other than by will or by the laws of descent and distribution or as provided in Section 10 with respect to the designation of a Beneficiary; provided, however, that the Committee may determine that a nonqualified stock option or SAR may be transferred by a Participant to a Family Member or Family Trust or other transferee. In no event shall any Participant transfer an Option or SAR for value. Any authorized transfer of a nonqualified stock option or SAR shall be evidenced by a writing from a grantee to the Committee or Committee’s designee on a form established by the Committee. Absent an authorized transfer during the lifetime of the Participant, an Option or SAR shall be exercisable during the Participant’s lifetime only by the Participant or by his or her guardian or legal representative.

(k) With respect to an Incentive Stock Option, the Committee shall specify such terms and provisions as the Committee may determine to be necessary or desirable in order to qualify such Option as an Incentive Stock Option.

(l) If authorized by the Committee in its sole discretion, and subject to Section 12(d), so long as an Option is exercisable at such time, the Company may accept the surrender of the right to exercise any Option granted under this Plan as to all or any of the shares of Stock as to which the Option is then exercisable, in exchange for payment to the optionee (in cash or shares of Stock valued at the then Fair Market Value, or a combination thereof) of an amount not to exceed the difference between the Option Price and the then Fair Market Value of the shares as to which such right to exercise is surrendered.

Section 6

Performance Shares and Performance Units

(a) Subject to the terms and provisions of this Plan, the Committee may grant Performance Shares and Performance Units to Eligible Participants in such amounts and upon such terms, and at any time and from time to time, as the Committee shall determine.

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ANNEX A

(b) The Committee shall, in its discretion, set one or more Performance Objectives for each Award of Performance Shares or Performance Units, in addition to any non-performance terms applicable to the Award, which, depending on the extent to which they are met, will determine the number and/or value of the Performance Shares or Performance Units, as applicable, that will be paid out to the Participant.

(c) Subject to the terms of this Plan, after the applicable Performance Period has ended, the Participant shall be entitled to receive a payout of the number and/or value of the Performance Shares or Performance Units, as applicable, that the Participant earned over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Objectives have been achieved and any applicable non-performance terms have been met.

(d) A Participant receiving Performance Shares or Performance Units shall not possess voting rights with respect to such Performance Shares or Performance Units and shall accrue dividend equivalents on such Performance Shares or Performance Units only to the extent provided in the corresponding Award Agreement; provided, however, that rights to dividend equivalents shall only be allowed to the extent they comply with, or are exempt from, Section 409A. Any rights to dividend equivalents on Performance Shares or Performance Units shall be subject to the same restrictions on vesting and payment as the underlying Award and shall be paid to the Participant when and if payment is made on the underlying Award. In addition, with respect to Covered Employees, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to Performance Shares and Performance Units such that the dividends and/or Performance Shares or Performance Units maintain eligibility for the Performance-Based Exception.

(e) If a Participant terminates service with all Participating Companies during a Performance Period because of death or Total Disability, the Committee may provide the Participant a payment in settlement of each Performance Share or Performance Unit for which the Performance Period was prescribed (i) based upon the Performance Objectives or performance measures satisfied at the end of such Performance Period and (ii) prorated for the portion of the Performance Period during which the Participant was employed by any Participating Company; provided, however, the Committee may provide for an earlier payment in settlement of such Performance Share or Performance Unit in such amount and under such terms and conditions as the Committee deems appropriate or desirable with the consent of the Participant. If a Participant terminates service with all Participating Companies during a Performance Period for any other reason (other than in connection with a Change in Control as specified in Section 14), then such Participant shall not be entitled to any payment with respect to that Performance Period unless the Committee shall otherwise determine, subject to the requirements of Code Section 162(m) to the extent the Committee intends such Award to qualify under the Performance-Based Exception.

(f) Each Performance Share or Performance Unit may be paid in whole shares of Stock or other Awards, including but not limited to Restricted Stock, or cash, or a combination of the foregoing either as a lump sum payment or in annual installments, all as the Committee shall set forth in the Award Agreement. Notwithstanding the foregoing, to the extent a Performance Share or Performance Unit constituted deferred compensation subject to Section 409A and is subject to a substantial risk of forfeiture within the meaning of Section 409A (or will be granted upon the satisfaction of a condition that constitutes such a substantial risk of forfeiture), any compensation due under the Award (or pursuant to a commitment to grant an Award) shall be paid in full not later than the 90th day following the date there is no longer such a substantial risk of forfeiture with respect to the Award but in no event later than March 15th of the next following year (and the Participant shall have no right to designate the year of the payment), unless the Committee shall clearly and expressly provide otherwise at the time of granting the Award.

(g) Except as otherwise provided in this Section 6 or the applicable Award Agreement or as may be required by applicable law, no Performance Shares or Performance Units shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of, other than by will or by the laws of descent and distribution or as provided in Section 10 with respect to the designation of a Beneficiary, during the Performance Period unless the Committee determines that an Award may be transferred to a Family Member or Family Trust or other transferee. In no event shall Performance Shares or Performance Units be transferred by a Participant for value. Any authorized transfer of Performance Shares or Performance Units shall be evidenced by a writing from a grantee to the Committee or Committee’s designee on a form established by the Committee. Further, except as otherwise provided in the applicable Award Agreement, a Participant’s rights with respect to Performance Shares and Performance Units shall be available during the Participant’s lifetime only to the Participant or the Participant’s legal representative.

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ANNEX A

Section 7

Restricted Stock and Restricted Stock Units

(a) The Committee may grant Restricted Stock or Restricted Stock Units to a Participant either as an Award or as the result of an exercise of an Option or as payment for a Performance Share. Restricted Stock shall be subject to a Restriction Period commencing on the Date of Grant of the Award and ending on a date specified in the Award Agreement or upon the achievement of such Performance Objectives or other criteria as the Committee shall determine. The Committee may provide for the lapse of the Restriction Period in installments where deemed appropriate. To the extent that Restricted Stock is intended to qualify under the Performance-Based Exception, the grant of the Restricted Stock shall be conditioned on (or the applicable restrictions on the Restricted Stock shall include) the achievement during a Performance Period of one or more Performance Objectives. In this case, the rules in Section 4(d) for specifying and applying Performance Objectives, for establishing maximum available and lesser reward levels, and for otherwise complying with the Performance-Based Exception shall apply.

(b) Each Award of Restricted Stock or Restricted Stock Units shall be evidenced by an Award Agreement that shall set forth the terms of the Award, as the Committee shall determine, including without limitation the number of shares of Restricted Stock or the number of Restricted Stock Units granted; the purchase price, if any, to be paid for each share of Restricted Stock or Restricted Stock Unit, which may be more than, equal to, or less than Fair Market Value of a share of Stock and may be zero, subject to such minimum consideration as may be required by applicable law; any restrictions applicable to the Restricted Stock or Restricted Stock Units such as continued service or achievement of Performance Objectives; the length of the Restriction Period and whether any circumstances, such as death, Disability, or a Change in Control, will shorten or terminate the Restriction Period; and whether Restricted Stock Units will be settled in cash, shares of Stock or a combination of cash and shares of Stock. The Award may provide for lapse of the Restriction Period in monthly or longer installments over the course of the Restriction Period, as the Committee shall determine in its discretion.

(c) Except as otherwise provided in this Section 7 or an Award Agreement or as may be required by applicable law, no shares of Restricted Stock and no Restricted Stock Unit shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period or, in the case of Restricted Stock Units, until the date of delivery of shares of Stock or other payment with respect to the Restricted Stock Units, other than by will or by the laws of descent and distribution or as provided in Section 10 with respect to the designation of a Beneficiary, unless the Committee determines that an Award may be transferred by a Participant to a Family Member or Family Trust or other transferee. In no event shall Restricted Stock or Restricted Stock Units be transferred for value. Any authorized transfer of Restricted Stock or Restricted Stock Units shall be evidenced by a writing from a grantee to the Committee or Committee’s designee on a form established by the Committee. Further, except as otherwise provided in the applicable Award Agreement, a Participant’s rights with respect to Restricted Stock or Restricted Stock Units shall be available during the Participant’s lifetime only to the Participant or the Participant’s legal representative.

(d) Upon an Award of Restricted Stock to a Participant, shares of Restricted Stock shall be recorded in the Participant’s name pursuant to Section 9.

(e) Except as provided in this Section 7 or in the Award Agreement applicable to an Award of Restricted Stock, a Participant receiving Restricted Stock shall have all of the rights of a stockholder of the Company with respect to such Restricted Stock, including the right to vote the shares of Restricted Stock to the extent, if any, such shares possess voting rights and the right to receive dividends. Unless the Award Agreement provides otherwise or the Committee specifies otherwise, dividends declared and payable during the Restriction Period with respect to the number of shares of Restricted Stock credited to a Participant shall be paid to the Participant within 30 days after each dividend becomes payable, unless, at the Date of Grant of the Award, the Committee determines that the dividends should be reinvested in additional shares of Restricted Stock subject to the same restrictions on vesting as the underlying Award or may require the Company to hold the dividends pending and subject to the same restrictions on vesting as the underlying Award. To the extent the Committee provides that cash dividends shall be reinvested in additional shares of Restricted Stock, the Company will credit additional shares of Restricted Stock to the Participant based on the Stock’s Fair Market Value at the time of each such dividend. Notwithstanding the foregoing, all dividends or distributions payable on shares of Restricted Stock (or the equivalent as specified in the grant) subject to Performance Objectives shall be paid over to the Participant when and if restrictions lapse on the underlying shares of Restricted Stock. To the extent that any dividends declared and payable with respect to shares of Restricted Stock are deferred, reinvested or otherwise not paid when such

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ANNEX A

dividends would otherwise normally be paid, (i) all terms and conditions for such delayed payment shall be included in the Award Agreement, and (ii) such deferral, reinvestment or delay in payment of the dividends shall only be allowed to the extent it complies with, or is exempt from, the requirements of Section 409A. A Participant receiving Restricted Stock Units shall not possess voting rights and shall accrue dividend equivalents on such Restricted Stock Units only to the extent provided in the Award Agreement relating to the Restricted Stock Units; provided, however, that rights to dividend equivalents shall only be allowed to the extent they comply with, or are exempt from, Section 409. The Committee shall require that any such dividend equivalents shall be subject to the same restrictions on vesting and payment as the underlying Restricted Stock Units. In addition, with respect to Covered Employees, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to Restricted Stock such that the dividends and/or Restricted Stock maintain eligibility for the Performance-Based Exception.

Section 8

Other Awards

(a) The Committee may grant other Awards under this Plan which are denominated in shares of Stock or pursuant to which shares of Stock may be acquired, including Awards valued using measures other than Fair Market Value, if the Committee in its discretion deems such Awards to be consistent with the purposes of this Plan. Subject to the terms of this Plan, the Committee shall determine the form of such Awards, the number of shares of Stock to be granted or covered pursuant to such Awards and all other terms and conditions of such Awards. Any right to dividend equivalents on an Award granted pursuant to this Section 8 shall be subject to the same restrictions on vesting and payment as the underlying Award and shall be paid to the Participant when and if payment is made on the underlying Award. Notwithstanding the foregoing, where the value of such an Award is based on the difference in the value of a share of Stock on different dates, the grant or exercise price shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant of the Award. To the extent that any such Award is intended to qualify under the Performance-Based Exception, either the initial grant or the ultimate payout of the Award shall be made subject to the achievement during a Performance Period of one or more Performance Objectives. In this case, the rules in Section 4(d) for specifying and applying Performance Objectives, for establishing the maximum available and any lesser reward levels, and for otherwise complying with the Performance-Based Exception shall apply. Any compensation due under an Award (or pursuant to a commitment to grant an Award) under this Section 8 shall be provided in full not later than the 90th day following the date there is no longer such a substantial risk of forfeiture with respect to the Award but in no event later than March 15th of the next following year, unless the Committee shall clearly and expressly provide otherwise in the Award Agreement with respect to the Award.

(b) Except as otherwise provided in this Section 8 or the applicable Award Agreement or as may be required by applicable law, no Award that the Committee grants under this Section 8 shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of other than by will or by the laws of descent and distribution or as provided in Section 10 with respect to the designation of a Beneficiary, unless the Committee determines that an Award may be transferred to a Family Member or Family Trust or other transferee. In no event shall Other Awards be transferred by a Participant for value. Any authorized transfer of an Award granted under this Section 8 shall be evidenced by a writing from a grantee to the Committee or Committee’s designee on a form established by the Committee. Further, except as otherwise provided in the applicable Award Agreement, a Participant’s rights with respect to an Award granted under this Section 8 shall be available during the Participant’s lifetime only to the Participant or the Participant’s legal representative.

Section 9

Certificates for Awards of Stock

(a) When a Participant becomes entitled to receive shares of Stock under this Plan, the Company shall issue a certificate for such shares to the Participant or arrange to have the shares registered for the Participant’s account in book entry form by the Company’s transfer agent or beneficially held on the Participant’s behalf by the Company’s designee, with appropriate restrictions relating to the transfer of such shares. If a certificate is issued, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend reciting the terms, conditions and restrictions, if any, applicable to such shares of Stock and shall be subject to appropriate stop-transfer orders. The Company shall hold in custody the certificates representing shares of Restricted Stock until all restrictions thereon have lapsed and, if the Company so requires, the Participant shall deliver to the Company one or more stock powers endorsed in blank relating to the shares of Restricted Stock; if and when all restrictions on the shares of Restricted Stock have lapsed without a prior forfeiture of the shares of Restricted Stock, unrestricted certificates for such shares of Stock shall be delivered to the Participant.

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ANNEX A

(b) The Company shall not be required to issue or deliver any shares or certificates for shares of Stock prior to (i) the listing of such shares on any stock exchange or quotation system on which the Stock may then be listed or quoted, and (ii) the completion of any registration, qualification, approval or authorization of such shares of Stock under any federal or state law, or any ruling or regulation or approval or authorization of such shares of Stock under any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable.

(c) All shares and certificates for shares of Stock delivered under this Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the SEC, any stock exchange upon which the Stock is then listed and any applicable federal or state securities or regulatory laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. The foregoing provisions of this Section 9(c) shall not be effective if and to the extent that the shares of Stock delivered under this Plan are covered by an effective and current registration statement under the Securities Act, or if the Committee determines that application of such provisions is no longer required or desirable. In making such determination, the Committee may rely upon an opinion of counsel for the Company.

(d) Except as provided by Section 7 with respect to Restricted Stock and Section 8 with respect to other Awards, each Participant who receives an Award of shares of Stock shall have all of the rights of a stockholder with respect to such shares, including the right to vote the shares and receive dividends and other distributions in accordance with the provisions of this Plan under which the Award is granted. No Participant awarded an Option, SAR, Restricted Stock Unit, Performance Share, Performance Unit or Other Award shall have any right as a stockholder with respect to any shares issuable pursuant to such Award prior to the date on which the Participant becomes the record holder of such shares; provided, however, that this sentence shall not preclude such an Award (other than an Option or SAR) from providing dividend equivalent rights or payouts to the Participant in the form of shares of Stock (and the Participant shall have full stockholder rights with respect to any such paid-out shares).

Section 10

Beneficiary

(a) Each Eligible Individual may file with the Committee a written designation of one or more persons as the Beneficiary who shall be entitled to receive the Awards, if any, payable under this Plan upon the Eligible Individual’s death. An Eligible Individual may from time to time revoke or change his or her Beneficiary designation without the consent of any prior Beneficiary by filing a new designation with the Committee. The last such designation that the Committee receives shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless the Committee receives it prior to the Eligible Individual’s death, and in no event shall it be effective as of a date prior to the date on which the Committee receives it.

(b) If no such Beneficiary designation is in effect at the time of an Eligible Individual’s death, or if no designated Beneficiary survives the Eligible Individual, or to the extent an Eligible Individual’s Beneficiary designation conflicts with law, Awards payable under this Plan upon the Eligible Individual’s death shall be paid to the Eligible Individual’s estate. If the Committee is in doubt as to the right of any person to receive such Award, the Company may retain such Award, without liability for any interest thereon, until the Committee determines the right thereto, or the Company may pay such Award into any court of appropriate jurisdiction and such payment shall be a complete discharge of the liability of the Company therefor.

Section 11

Administration of this Plan

(a) The Committee shall administer this Plan. If Stock is traded on the NASDAQ Stock Market, all of the members of the Committee shall be independent directors within the meaning of the NASDAQ Stock Market’s director independence standards. If any member of the Committee does not qualify as (i) a “non-employee director” within the meaning of Rule 16b-3 and (ii) an “outside director” within the meaning of Section 162(m) of the Code, the Board shall appoint a subcommittee of the Committee, consisting of at least two members of the Board, to grant Awards to Covered Employees and to officers and members of the Board who are subject to Section 16 of the Exchange Act; each member of such subcommittee shall satisfy the requirements of (i) and (ii) above. References to the Committee in this Plan shall include and, as appropriate, apply to any such subcommittee.

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ANNEX A

(b) All decisions, determinations or actions of the Committee made or taken pursuant to grants of authority under this Plan or with respect to any questions arising in connection with the administration and interpretation of this Plan, including the severability of any and all of the provisions thereof, shall be made or taken in the sole and absolute discretion of the Committee and shall be final, conclusive and binding on all persons for all purposes.

(c) The Committee shall have full power, discretion and authority to interpret, construe and administer this Plan and any part thereof and any related Award Agreement and define the terms employed in this Plan or any agreement, and its interpretations and constructions thereof and actions taken thereunder shall be final, conclusive and binding on all persons for all purposes, and they shall be entitled due deference upon any review.

(d) The Committee shall have full power, discretion and authority to prescribe and rescind rules, regulations and policies for the administration of this Plan.

(e) The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or any Award Agreement in the manner and to the extent it shall deem desirable to address the matter.

(f) In the event the Company shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another corporation or business entity, the Committee may, in its discretion, make such adjustments in the terms of Awards under this Plan as it shall deem appropriate.

(g) The Committee’s decisions and determinations under this Plan and with respect to any Award granted thereunder need not be uniform and may be made selectively among Awards, Participants or Eligible Individuals, whether or not such Awards are similar or such Participants or Eligible Individuals are similarly situated.

(h) The Committee shall keep minutes of its actions under this Plan. The action of a majority of the members of the Committee present at a meeting duly called and held shall be the act of the Committee. Any decision or determination reduced to writing and signed by all members of the Committee shall be fully as effective as if made by unanimous vote at a meeting duly called and held.

(i) The Committee may employ such legal counsel, including without limitation independent legal counsel and counsel regularly employed by the Company, consultants and agents as the Committee may deem appropriate for the administration of this Plan and may rely upon any opinion received from any such counsel or consultant and any computations received from any such consultant or agent. The Company shall pay all expenses incurred by the Committee in interpreting and administering this Plan, including without limitation, meeting fees and expenses and professional fees.

(j) No member or former member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Award granted under it. The Company shall indemnify and hold harmless each member or former member of the Committee or the Board against all cost or expense (including counsel fees and expenses) or liability (including any sum paid in settlement of a claim with the approval of the Board) arising out of any act or omission to act in connection with this Plan unless arising out of such member’s or former member’s own fraud or bad faith. Such indemnification shall be in addition (without duplication) to any rights to indemnification or insurance the members or former member may have as directors or under the by-laws of the Company or otherwise.

(k) The Committee’s determination that an Option, Performance Share, Performance Unit, Restricted Stock, Restricted Stock Unit or Other Award may be transferred by a Participant to a Family Member or Family Trust or other transferee may be set forth in determinations pursuant to Section 11(c), rules and regulations of general application adopted pursuant to Section 11(d), in the written Award Agreement, or by a writing delivered to the Participant made any time after the relevant Award or Awards have been granted, on a case-by-case basis, or otherwise. In any event, the transferee or Family Member or Family Trust shall agree in writing to be bound by all the provisions of this Plan and the Award Agreement, and in no event shall any such transferee have greater rights under such Award than the Participant effecting such transfer. In no event shall a Participant transfer an Award for value.

(l) The Committee may, in its discretion, at any time and from time to time, delegate to one or more of its members such of its powers as it deems appropriate (but not less than two members with respect to Covered Employees and officers and members of the Board who are subject to Section 16 of the Exchange Act). Except with respect to Covered

A-15

ANNEX A

Employees and officers and members of the Board who are subject to Section 16 of the Exchange Act, the Committee may, in its discretion, at any time and from time to time, delegate to one or more persons who are not members of the Committee any or all of its authority and discretion under this Section 11 to the full extent permitted by law and the rules of any exchange on which the Stock is traded.

Section 12

Amendment or Discontinuance

(a) The Board may, at any time, amend or terminate this Plan. In addition, except with respect to the amendments enumerated in this subsection (a), the Committee may amend this Plan, provided that all such amendments shall be reported to the Board. Notwithstanding the foregoing, if an amendment to this Plan (i) would materially increase the benefits accruing to Participants, (ii) would materially increase the number of securities which may be issued under this Plan, (iii) would materially modify the requirements for participation in this Plan, (iv) would permit a transaction that would have violated the prohibition on repricing set forth in subsection (d) below prior to such amendment, or (v) must otherwise be approved by the stockholders of the Company in order to comply with applicable law or the rules of the NASDAQ Stock Market or, if the Stock is not traded on the NASDAQ Stock Market, the principal national securities exchange on which the Stock is traded or quoted, then such amendment shall be subject to stockholder approval and will not be effective unless and until such approval has been obtained. No amendment or termination shall, when taken as a whole, adversely and materially affect the rights of any Participant who has received a previously granted Award without his or her consent unless the amendment or termination is necessary or desirable (i) for the continued validity of this Plan or its compliance with Rule 16b-3 or any other applicable law, rule or regulation or pronouncement, or (ii) to avoid any adverse consequences under Section 162(m) of the Code, Section 409A or any requirement of a securities exchange or association or regulatory or self-regulatory body.

(b) The Committee may, at any time, amend outstanding Award Agreements in a manner not inconsistent with the terms of this Plan; provided, however, except as provided in Section 14, if such amendment is materially adverse to the Participant, as the Committee shall determine in good faith in its discretion, the amendment shall not be effective unless and until the Participant consents, in writing, to such amendment. To the extent not inconsistent with the terms of this Plan, the Committee may, at any time, amend an outstanding Award Agreement in a manner that is not unfavorable to the Participant without the consent of such Participant. Notwithstanding anything else in this Section 12(b), (i) no amendment of an Award Agreement shall cause an Award to be subject to Section 409A unless the Award Agreement, as amended, complies with the requirements of Section 409A, and (ii) no amendment of an Award Agreement that is subject to Section 409A shall cause such Award Agreement (or the underlying Award) to violate Section 409A.

(c) If permitted by Section 409A, in the event of termination of employment by reason of death, Total Disability or normal or early retirement (as defined by the Committee in its sole discretion), or in the event of unforeseeable emergency or other special circumstances, of a Participant who holds an Option or SAR not immediately exercisable in full, or any shares of Restricted Stock or Restricted Stock Units as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, or any Performance Shares or Performance Units which have not been fully earned, or any Other Awards made pursuant to Section 8 subject to any vesting schedule or transfer restriction, or who holds shares of Stock subject to any transfer restriction imposed pursuant to Section 11(k) of this Plan, the Committee may, in its sole discretion, accelerate the time at which such Option, SAR or other Award may be exercised or the time at which such substantial risk of forfeiture or prohibition or restriction on transfer will lapse or the time when such Restriction Period will end or the time at which such Performance Shares will be deemed to have been fully earned or the time when such transfer restriction will terminate or may waive any other limitation or requirement under any such Award. Notwithstanding anything to the contrary in this subsection, to the extent the Committee intends such Award (other than an Option or SAR) to qualify under the Performance-Based Exception, any such determination to accelerate such Award shall be subject to the requirements of Code Section 162(m).

(d) Except in connection with a corporate transaction or event described in Section 14, the Committee may not amend the terms of any outstanding Option or SAR to reduce the applicable Option Price or SAR Price and may not cancel, exchange, substitute, buy-out or effect the surrender of an outstanding Option or SAR at a time when the Option Price or SAR Price exceeds the Fair Market Value of a share in exchange for cash, another Award or another Option or SAR with an Option Price or SAR Price that is less than the Option Price or SAR Price of the original Option or SAR, as applicable, or otherwise effect what would be considered a repricing as defined within GAAP or any applicable stock exchange rule, without stockholder approval.

A-16

ANNEX A

Section 13

Adjustments in Event of Change in Common Stock

(a) In the event of any change in corporate capitalization such as a stock split, reverse stock split, stock dividend or extraordinary cash dividend of the Company, or a corporate transaction involving the Company, such as any merger of a corporation into another corporation, any consolidation of two or more corporations into another corporation, any separation of a corporation (including a spin-off, split-off, spin-out, split-up or other distribution of stock or property by a corporation), or any reorganization of a corporation (whether or not such reorganization comes within the definition of such term in Section 368 of the Code), or the Company’s sale or other disposition of all or a material portion of its assets, or any other change in the Company’s corporate structure, or any distribution to stockholders (other than an ordinary cash dividend) or any partial or complete liquidation by a corporation, or any other corporate transaction or event having an effect similar to any of the foregoing that results in the outstanding shares of Stock (or any securities exchanged therefore or received in their place) being exchanged for a different number or class of shares or other securities of the Company or for shares of stock or other securities of any other corporation, or new, different or additional shares or other securities of the Company or of any other corporation being received by the holders of outstanding shares of Stock, the Committee shall make equitable adjustments, as it determines are necessary and appropriate, in (i) the number and class of stock or other securities which comprise the Award Pool in Section 3(a), (ii) the number and class of stock or other securities which are subject to any Award, (iii) the limitations on the aggregate number of Awards that may be granted in any one fiscal year to any one Eligible Individual as set forth in Section 3(b), (iv) the Option Price under each outstanding Option and the SAR Price under each outstanding SAR, and (v) the terms, conditions or restrictions of any Award.

(b) Moreover, in the event of any such transaction or event or in the event of a Change in Control, the Committee, in its discretion, may provide in substitution for any or all outstanding Awards such alternative consideration (including cash), if any, as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all Awards so replaced in a manner that complies with Section 409A. Any or all Awards may be settled in exchange for cash payment based upon, to the extent relevant under the circumstances, the distribution or consideration payable to holders of shares of Stock upon or in respect of such transaction, event or Change in Control. The Committee may adopt such valuation methodologies for outstanding Awards as it deems reasonable in the event of such a cash settlement and, in the case of Options, SARs or similar rights, but without limitation on other methodologies, may base such settlement solely upon the excess (if any) of the per share amount payable upon or in respect of the Change in Control over the Option Price or SAR Price, as applicable, of the Award and may, in its sole discretion, cancel each Option or SAR with an Option Price or SAR Price greater than the per share amount payable upon or in respect of the Change in Control without any payment to the person holding such Option or SAR.

(c) It is intended that, if possible, and subject to the Committee’s discretion, any adjustments contemplated above shall be made in a manner that satisfies applicable legal requirements, as well as applicable requirements with respect to taxation (including, without limitation and as applicable in the circumstances, Section 424 of the Code, Section 409A, and Section 162(m) of the Code) and takes into consideration any accounting impact (so as to not trigger any charge to earnings with respect to such adjustment, if possible).

Section 14

Change in Control

(a) The Committee may, in its discretion, at the time an Award is made hereunder or at any time prior to, coincident with or after the time of a Change in Control:

(i)	provide for the purchase or cancellation of such Awards, for an amount of cash, if any, equal to the amount which could have been obtained upon the exercise or realization of such rights had such Awards been currently exercisable or payable;

(ii)	make such adjustment to the Awards then outstanding as the Committee deems appropriate to reflect such transaction or change (including the acceleration of vesting); and/or

(iii)	cause the Awards then outstanding to be assumed, or new rights substituted therefore, by the successor corporation or organization in such Change of Control.

(b) The Committee may, in its discretion, include such further provisions and limitations in any Award Agreement as it may deem equitable and in the best interest of the Company,

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ANNEX A

(c) Any actions taken under this Section 14 shall be valid with respect to an Award that is subject to Section 409A only to the extent that such action complies with Section 409A.

(d) The obligations of the Company under the Plan or any Award shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.

Section 15

Miscellaneous

(a) Nothing in this Plan or any Award granted hereunder shall confer upon any Eligible Individual any right to continue in a service relationship with any Participating Company or interfere in any way with the right of any Participating Company to terminate his or her service relationship at any time and for any reason.

(b) No Award payable under this Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of any Participating Company for the benefit of its employees unless the Company shall determine otherwise.

(c) No Eligible Individual or Participant shall have any claim to an Award until it is actually granted under this Plan. To the extent that any person acquires a right to receive payments from the Company under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. The Company shall make all payments due with respect to Awards either by issuing shares of Stock or by delivering cash from the general funds of the Company or other property of the Company; provided, however, that the Company shall reduce the amount of such payments by the amount of any payments made to the Participant or his or her dependents, beneficiaries or estate from any trust or special or separate fund established in connection with this Plan. The Company shall not be required to establish a special or separate fund or other segregation of assets to assure such payments, and, if the Company shall make any investments to aid it in meeting its obligations hereunder, the Participant shall have no right, title, or interest whatever in or to any such investments except as may otherwise be expressly provided in a separate written instrument relating to such investments.

(d) Absence on leave approved by a duly constituted officer of the Company (a “Company approved leave”) shall not be considered termination of employment for any purposes of this Plan; provided, however, that no Award may be granted to an employee while he or she is absent on leave. Notwithstanding the preceding sentence, if an Award that is subject to Section 409A is to be distributed upon “separation from service” within the meaning of Section 409A, a Company approved leave shall be considered to result in a separation from service to the extent necessary for compliance with Section 409A.

(e) If the Committee shall find that any person to whom any Award, or portion thereof, is payable under this Plan is unable to care for his or her affairs because of illness or accident, or is a minor, then any payment due him or her (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his or her spouse, a child, a relative, an institution maintaining or having custody of such person, or any other person that the Committee deems to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Company therefor.

(f) The right of any Participant or other person to any Award payable under this Plan may not be assigned, transferred, pledged or encumbered, either voluntarily or by operation of law, except as specifically provided otherwise in this Plan.

(g) Copies of this Plan and all amendments, administrative rules and procedures and interpretations shall be made available for review upon request to all Eligible Individuals at all reasonable times at the Company’s administrative offices.

(h) The Company shall have the power and right to deduct or withhold, or cause the Participant or his or her Beneficiary to remit to the Company, an amount sufficient to satisfy any federal, state, local or foreign taxes or similar charges (domestic or foreign) required by law or regulation to be withheld with respect to any taxable event arising as a result of or in connection with any Award. With respect to withholding required upon any taxable event arising as a result of or in

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ANNEX A

connection with an Award granted hereunder that is settled in shares of Stock, unless other arrangements are made with the consent of the Committee, Participants shall satisfy such withholding taxes by having the Company withhold shares of Stock to be issued having a Fair Market Value on the date the tax is to be determined equal to not more than the amount necessary to satisfy the Company’s withholding obligations at the minimum statutory withholding rates (or, if permitted by the Company, such other rate as will not cause adverse accounting consequences and is permitted under applicable IRS withholding rules). All such withholding arrangements shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

(i) Each Participant agrees to promptly give the Committee a copy of any election made by such Participant under Section 83(b) of the Code or any similar provision thereof. Notwithstanding the preceding sentence, the Committee may condition any Award on the Participant making or not making an election under Section 83(b) of the Code with respect to the Award.

(j) No fractional shares of Stock shall be issued or delivered pursuant to this Plan or any Award; in the discretion of the Committee, the Company shall forfeit the value of fractional shares or make cash payments in lieu of fractional shares.

(k) All elections, designations, requests, notices, instructions and other communications from an Eligible Individual, Participant, Beneficiary or other person to the Committee, required or permitted under this Plan, shall be in such form as the Committee shall prescribe from time to time and shall be mailed by first class mail or transmitted by facsimile copy or delivered to such location as the Committee shall specify.

(l) The terms of this Plan and all outstanding Award Agreements shall be binding upon the Company and its successors and assigns.

(m) Where the context admits, words in any gender shall include the other gender, words in the singular shall include the plural and words in the plural shall include the singular.

(n) Captions preceding the sections hereof are inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provision hereof.

(o) This Plan and the grant, exercise and carrying out of Awards shall be subject to all applicable federal and state laws, rules, and regulations and to all required or otherwise appropriate approvals and authorizations by any governmental or regulatory agency or commission. The Company shall have no obligation of any nature hereunder to any Eligible Individual, Participant or any other person in the absence of all necessary or desirable approvals or authorizations and shall have no obligation to seek or obtain the same.

(p) Whenever possible, each provision of this Plan and any Award Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any such provision is held to be ineffective, invalid, illegal or unenforceable in any respect under the applicable laws or regulations of the United States or any state, such ineffectiveness, invalidity, illegality or unenforceability will not affect any other provision but this Plan and any such agreement will be reformed, construed and enforced so as to carry out the intent hereof or thereof and as if any invalid or illegal provision had never been contained herein.

(q) For any Award that is intended to qualify for the Performance-Based Exception, (i) the Committee shall interpret this Plan in light of Section 162(m) of the Code and the guidance thereunder; and (ii) the Committee, unless it determines otherwise, shall not amend the conditions on the grant or payout of the Award or amend the terms of the Award in any way that would adversely affect the availability of the Performance-Based Exception with respect to such Award.

(r) The Committee, in its discretion, may defer the payment of an Award, if such payment would cause the annual remuneration of a Participant who is a Covered Employee to be nondeductible because it exceeds $1,000,000 (or such other amount allowed under Section 162(m) of the Code as a deduction). The Committee shall clearly and expressly provide for any such deferral. In the event the Committee shall permit a Participant to elect to defer any Award payable in the form of cash, the Participant shall make and deliver to the Company a written, irrevocable deferral election on a form that the Company shall prescribe. All deferrals pursuant to this subsection (r) shall be made in accordance with administrative guidelines as the Committee shall establish to ensure that such deferrals comply with all applicable requirements of Section 409A.

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ANNEX A

(s) To the extent not preempted by federal law, this Plan and all Award Agreements shall be construed and governed under the laws of the State of Delaware, excluding any conflicts or choice or law rule or principle that might otherwise refer construction or interpretation of this Plan or an Award Agreement (as applicable) to the substantive law of any other jurisdiction. Unless otherwise provided in the applicable Award Agreement, the recipient of an Award is deemed to submit to the exclusive jurisdiction and venue of the federal and state courts of Connecticut to resolve any and all issues that may arise out of or relate to this Plan or such Award Agreement.

(t) Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any clawback policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement).

Section 16

Compliance with Section 409A

(a) At all times, this Plan shall be interpreted and operated (i) in accordance with Section 409A with respect to an amount payable under this Plan that constitutes deferred compensation (within the meaning of Section 409A), and (ii) to maintain the exemptions from Section 409A of Options, SARs, Restricted Stock and any Awards designed to meet the short-term deferral exception under Section 409A. Any discretionary authority that the Committee may have pursuant to this Plan shall not be applicable to an amount payable under this Plan that constitutes deferred compensation (within the meaning of Section 409A) to the extent such discretionary authority would conflict with Section 409A.

(b) Neither a Participant nor any of a Participant’s creditors or beneficiaries shall have the right to subject any deferred compensation (within the meaning of Section 409A) payable under this Plan and grants hereunder to any anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment. Except as permitted under Section 409A, any deferred compensation (within the meaning of Section 409A) payable to a Participant or for a Participant’s benefit under this Plan and grants hereunder may not be reduced by, or offset against, any amount owing by a Participant to the Company or any of its Affiliates.

(c) If, at the time of a Participant’s separation from service (within the meaning of Section 409A), (i) the Participant shall be a specified employee (within the meaning of Section 409A and using the identification methodology selected by the Company from time to time) and (ii) the Company shall make a good faith determination that an amount payable hereunder constitutes deferred compensation (within the meaning of Section 409A) the payment of which is required to be delayed pursuant to the six-month delay rule set forth in Section 409A in order to avoid taxes or penalties under Section 409A, then the Company shall not pay such amount on the otherwise scheduled payment date but shall instead pay it, without interest, on the first business day of the seventh month following the date of such separation from service (if the Participant dies after the date of the Participant’s separation from service but before payment has been made, payment will be made to the Participant’s Beneficiary or estate, as applicable, without regard to such six-month delay).

(d) To the extent that an Award that constitutes deferred compensation (within the meaning of Section 409A) provides for payment upon the recipient’s termination of employment as an employee or cessation of service as a non-employee director, the Award shall be deemed to require payment upon the individual’s “separation from service” within the meaning of Section 409A.

(e) Notwithstanding any provision of this Plan and grants hereunder to the contrary, the Committee reserves the right to make amendments to this Plan and Award Agreements hereunder as the Committee deems necessary or desirable to avoid the imposition of taxes or penalties under Section 409A. In any case, a Participant shall be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on a Participant or for a Participant’s account in connection with this Plan and Awards hereunder (including any taxes and penalties under Section 409A), and neither the Company nor any of its affiliates shall have any obligation to indemnify or otherwise hold a Participant harmless from any or all of such taxes or penalties.

(f) In the event that any Award shall be deemed not to comply with Section 409A, then neither the Company, the Board, the Committee nor its or their designees or agents, nor any of their affiliates, assigns or successors (each a “protected party”) shall be liable to any Award recipient or other person for actions, inactions, decisions, indecisions or any other role in relation to this Plan by a protected party if made or undertaken in good faith or in reliance on the advice of counsel (who may be counsel for the Company), or made or undertaken by someone other than a protected party.

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ANNEX A

Section 17

Effective Date

This Plan will be effective as of the Effective Date. No grants will be made under the Prior Plans on or after the date the Company’s stockholders first approve this Plan, but outstanding awards granted under the Prior Plans will continue unaffected following the Effective Date. No Award shall be granted under this Plan more than 10 years after the Effective Date, but all Awards granted on or prior to such date will continue in effect thereafter subject to the terms thereof and of this Plan.

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ANNEX B

Annex B

Certificate of Amendment of the Restated Certificate of Incorporation of Frontier Communications Corporation

Frontier Communications Corporation, a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify:

FIRST: This Certificate of Amendment (the “Certificate of Amendment”) amends the provisions of the Corporation’s Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on May 22, 2000 (as amended, the “Certificate of Incorporation”).

SECOND: Article Fourth, Section (a) of the Certificate of Incorporation is hereby amended and restated in its entirety as follows:

“Upon the Certificate of Amendment becoming effective pursuant to the Delaware General Corporation Law (the “Effective Time”), the total number of shares of stock which this corporation shall have authority to issue shall be 225,000,000 shares, of which 50,000,000 shares shall be shares of preferred stock, with a par value of $0.01 each, amounting in aggregate to five hundred thousand dollars ($500,000), and 175,000,000 shares shall be shares of common stock, with a par value of $0.25 each (the “Common Stock”), amounting in the aggregate to $43,750,000.

“Upon the Effective Time, each [            ]3 shares of Common Stock, either issued and outstanding immediately prior to the Effective Time or issued and held in the treasury of the Corporation immediately prior to the Effective Time, shall be automatically reclassified as, and shall be combined and changed into, one (1) validly issued, fully paid and non-assessable share of Common Stock without further action by the Corporation or the holder thereof, subject to the treatment of fractional shares of Common Stock as described below (the “Reverse Stock Split”). No fractional shares of Common Stock shall be issued as a result of the Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares of Common Stock shall be entitled to receive cash (without interest or deduction) from the Corporation’s transfer agent in lieu of such fractional shares upon the submission of a transmittal letter by a stockholder holding the shares in book-entry form and, where shares are held in certificated form, upon the surrender of the stockholder’s Old Certificates (as defined below), in an amount equal to the proceeds attributable to the sale of the fractional shares resulting from the aggregation and sale by the Corporation’s transfer agent of all fractional share interests attributable to the fractional shares otherwise issuable. From and after the Effective Time, certificates representing Common Stock outstanding immediately prior to the Effective Time (“Old Certificates”) shall represent the number of whole shares of Common Stock into which the Common Stock formerly represented by such Old Certificate shall have been reclassified pursuant to the foregoing provisions.”

THIRD: This Certificate of Amendment shall become effective on [            ], 2017 at [             ] [a.m./p.m.].

FOURTH: This amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”). The Board of Directors of the Corporation duly adopted resolutions setting forth and declaring advisable this Certificate of Amendment and directed that the proposed Certificate of Amendment be considered by the stockholders of the Corporation. At the annual meeting of the stockholders of the Corporation held on [            ], 2017 and called in accordance with the relevant provisions of the DGCL, the stockholders of the Corporation duly adopted this Certificate of Amendment.

FIFTH: All other provisions of the Certificate of Incorporation shall remain in full force and effect.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by             , its             , this             day of             , 2017.

By:
Name:
Title:

[3]	The number to be inserted here shall be a whole number between 10 and 25, inclusive, which shall have been determined by the Board of Directors of the Corporation prior to the filing of this Certificate of Amendment and within 90 days after the adoption of this Certificate of Amendment by the stockholders of the Corporation.

B-1

401 Merritt 7

Norwalk, Connecticut 06851

2017 Annual Meeting of Stockholders

10:00 a.m., Eastern Time, May 10, 2017

Virtual Meeting, visit: www.virtualshareholdermeeting.com/FTR2017

FRONTIER COMMUNICATIONS CORPORATION 401 MERRITT 7 NORWALK, CT 06851	VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/FTR2017
You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E19369-P87973-Z69523	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FRONTIER COMMUNICATIONS CORPORATION
The Board of Directors recommends that you vote FOR each of the following Directors:

1.	Election of Directors
	Nominees:			For	Against	Abstain
	1a. 1b. 1c. 1d. 1e. 1f. 1g. 1h. 1i. 1j.	Leroy T. Barnes, Jr. Peter C.B. Bynoe Diana S. Ferguson Edward Fraioli Daniel J. McCarthy Pamela D.A. Reeve Virginia P. Ruesterholz Howard L. Schrott Mark Shapiro Myron A. Wick, III		☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐	☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐	☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐	The Board of Directors recommends you vote FOR the following proposal:			For	Against	Abstain
							2.	To consider and vote upon an advisory proposal on executive compensation.		☐	☐	☐
							The Board of Directors recommends you vote 1 year on the following proposal:		1 Year	2 Years	3 Years	Abstain
							3.	To consider and vote upon an advisory proposal on the frequency of the executive compensation proposal.	☐	☐	☐	☐
							The Board of Directors recommends you vote FOR the following proposal:			For	Against	Abstain
							4.	To adopt Frontier’s 2017 Equity Incentive Plan.		☐	☐	☐
The Board of Directors recommends you vote FOR the following proposal:
5.

To adopt an amendment to Frontier’s Restated Certificate of Incorporation to: effect a reverse stock split of the issued shares of Frontier common stock, at a reverse stock split ratio of not less than 1-for-10 and not more than 1-for-25, and reduce the total number of shares of Frontier common stock that Frontier is authorized to issue from 1,750,000,000 to 175,000,000.

										☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:
For address changes and/or comments, please check this box and write them on the back where indicated.						☐	6.	To ratify the selection of KPMG LLP as our independent registered public accounting firm for 2017.		☐	☐	☐
Please indicate if you plan to attend this meeting.				☐ Yes	☐ No		NOTE: The named proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

	Signature [PLEASE SIGN WITHIN BOX]		Date				Signature (Joint Owners)	Date

V.1.1

Information about Delivery of Stockholder Material

“Householding”

In an effort to minimize costs and the amount of duplicate material a household receives, we are sending one annual report and proxy statement to accounts sharing the same last name and address. If you would like another copy, and/or wish to receive financial reports for each account in your household in the future, please contact our transfer agent, Computershare Investor Services (in writing: P.O. Box 43078, Providence, RI 02940-3078; by telephone: in the U.S., Puerto Rico and Canada, 1-877-770-0496; outside the U.S., Puerto Rico and Canada, 1-781-575-2382).

Vote Your Proxy Online

You can use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M., Eastern Time, the day before the meeting date. Have your proxy card in hand when you access the website (www. proxyvote.com), and follow the instructions to obtain your records and to create an electronic voting instruction form. There is no charge to you for this service, but there may be costs associated with access to the Internet, such as usage charges for your Internet service provider and/or telephone companies.

Electronic Delivery of Future Proxy Material

After submitting your proxy vote online, you may elect to receive future proxy material (annual report, proxy statement, etc.) from Frontier electronically. Before exiting www.proxyvote.com, click the button for “Electronic Delivery” and enter your email address. Then click the button indicating your consent to receive future information in an electronic format. Next year, you will receive an email providing information about where to locate the annual report and proxy statement online.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Combined Document is available at www.proxyvote.com.

E19370-P87973-Z69523

FRONTIER COMMUNICATIONS CORPORATION

Proxy Solicited on Behalf of Board of Directors

The undersigned hereby appoints Leroy T. Barnes, Jr., Howard L. Schrott and Myron A. Wick, III or any of them with full power of substitution, as proxies to vote at the Annual Meeting of Stockholders of Frontier Communications Corporation (the “Company”) to be held on May 10, 2017, at 10:00 a.m. Eastern Time, via the Internet at www.virtualshareholdermeeting.com/FTR2017, and at any adjournments thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of the Company held or owned by the undersigned as directed, and in their discretion upon such other matters as may come before the meeting or any adjournment thereof.

If the undersigned holds shares of Frontier common stock under the Frontier 401(K) Savings Plan and/or the Frontier Communications Corporate Services Inc. Savings and Security Plan for Mid-Atlantic Associates, this proxy represents the number of shares allocable to the undersigned under the Plans as well as other shares registered in the undersigned’s name. The undersigned hereby authorizes and directs Fidelity Investments, as the Trustee under the Plans, to vote all shares of stock allocated to the undersigned under the provisions of the Plans and appoints Leroy T. Barnes, Jr., Howard L. Schrott and Myron A. Wick, III or any of them, with full power of substitution, proxies to vote at the Annual Meeting of Stockholders of the Company to be held on May 10, 2017 at 10:00 a.m. Eastern Time, via the Internet at www.virtualshareholdermeeting.com/FTR2017, and at any adjournments thereof. Said Trustee is authorized and directed to execute and deliver a written proxy appointing such individuals to act as proxies as directed, and, in their discretion, upon such other matters as may come before the meeting or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

V.1.1